As filed with the Securities and Exchange Commission on December 14, 2006
Securities Act File No. 333-137856

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
(Check appropriate box or boxes)

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

PATRIOT CAPITAL FUNDING, INC.
(Exact name of registrant as specified in charter)
274 Riverside Avenue
Westport, CT 06880
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(203) 429-2700
Richard P. Buckanavage
President and Chief Executive Officer
Patriot Capital Funding, Inc.
274 Riverside Avenue
Westport, CT 06880
(Name and address of agent for service)

COPIES TO:
Steven B. Boehm, Esq.
Cynthia M. Krus, Esq.
Harry S. Pangas, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004
(202) 383-0100
(202) 637-3593 — Facsimile
      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☑
      It is proposed that this filing will become effective (check appropriate box):
      ☐ when declared effective pursuant to section 8(c).

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                    , 2006
18,071,924 Shares
Common Stock

        This prospectus relates to the offer, from time to time, of up to 16,029,397 shares of our common stock by us and the resale of up to 2,042,527 shares of our common stock by certain of our stockholders.
      We may offer, from time to time, up to 16,029,397 shares of our common stock in one or more offerings. The shares of common stock may be offered at prices and terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.
      The shares of our common stock which are offered for resale by this prospectus are offered for the accounts of the selling stockholders named in this prospectus. We will not receive any of the proceeds from the sale of shares of our common stock sold by the selling stockholders. We have agreed to bear specific expenses in connection with the registration and sale of the common stock being offered by the selling stockholders.
      We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer companies a comprehensive suite of financing solutions, including “one-stop” financing.
      Our investment objective is to generate both current cash income and capital appreciation. We are an internally managed closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.
      Our common stock is traded on The Nasdaq Global Select Market under the symbol “PCAP.” The last reported sale price for our common stock on December 13, 2006 was $14.50 per share.
      Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering may increase.
      This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 274 Riverside Avenue, Westport, Connecticut 06880 or by telephone at (203) 429-2700 or on our website at www.patcapfunding.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Investing in our common stock involves risks, including the risk of leverage.
See “Risk Factors” beginning on page 9.

       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                    , 2006.

     You should rely only on the information contained in this prospectus or any accompanying supplement to this prospectus. Neither we nor the selling stockholders have authorized any other person to provide you with different information from that contained in this prospectus or any accompanying supplement to this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus and any accompanying prospectus supplement is complete and accurate only as of the date on their covers, regardless of the time of their delivery or sale of our common stock.

PROSPECTUS SUMMARY
      This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read the entire prospectus carefully, including “Risk Factors.”
      Unless otherwise noted, the terms “we,” “us,” “our” and “Patriot Capital Funding” refer to Patriot Capital Funding, Inc. and its wholly-owned subsidiary, Patriot Capital Funding LLC I.
Overview
      We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies with annual revenues generally ranging from $10 million to $100 million that operate in diverse industry sectors. Since we commenced investment operations in 2003, we have originated $327.2 million of investments (which includes $27.4 million of currently unfunded commitments) primarily in transactions initiated by private equity sponsors. Our investments are principally in the form of senior secured loans, junior secured loans, subordinated debt investments, which may include an equity component, and equity co-investments of generally less than $2.0 million. We also offer a financial product that we refer to as “one-stop” financing, which typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment.
      Our investment objective is to generate both current cash income and capital appreciation. We seek to meet this objective by:

•	Delivering a comprehensive suite of customized financing solutions in a responsive and efficient manner. Our goal is to provide a comprehensive suite of customized financing solutions in a responsive and efficient manner to private equity sponsors in connection with their proposed investments in small- to mid-sized companies. Our ability to provide financing across all levels of a company’s capital structure appeals to private equity sponsors that typically seek to rely on a limited number of third party financing sources for their investment transactions in order to facilitate and ensure the timely closing of such transactions. We believe our ability to provide a comprehensive suite of customized financing solutions sets us apart from other lenders that focus on providing a limited number of financing solutions.

•	Capitalizing on our strong private equity sponsor relationships. We are committed to establishing, building and maintaining our private equity sponsor relationships. Our marketing efforts are focused on building and maintaining relationships with private equity sponsors that routinely make investments in the small- to mid-sized companies that we target. We believe that our relationships with private equity sponsors provide us with, in addition to potential investment opportunities, other significant benefits, including an additional layer of due diligence and additional monitoring capabilities. Private equity sponsors also provide our portfolio companies with significant benefits, including strategic guidance, an additional potential source of capital and operational expertise. We have assembled a management team that has developed an extensive network of private equity sponsor relationships in our target market over the last 15 years. We believe that our management team’s relationships with these private equity sponsors will provide us with significant investment opportunities.

•	Employing disciplined underwriting policies and maintaining rigorous portfolio monitoring. We have an extensive investment underwriting and monitoring process. We conduct a thorough analysis of each potential portfolio company and its prospects, competitive position, financial performance and industry dynamics. We stress the importance of credit and risk analysis in our underwriting process. We believe that our continued adherence to this disciplined process will permit us to mitigate loan losses, to continue to generate a stable and diversified revenue stream of current income from our debt investments and provide us with the ability to make distributions to our stockholders.

•	Leveraging the skills of our experienced management team. Our management team is led by our president and chief executive officer, Richard P. Buckanavage, and our chief operating officer and chief compliance officer, Timothy W. Hassler, who combined have more than 35 years of experience lending to, and investing in, small- and mid-sized companies. The members of our management team have broad investment backgrounds, with prior experience at specialty finance companies, middle market commercial banks and other financial services companies. We believe that the experience and contacts of our management team will continue to allow us to effectively implement the key aspects of our business strategy.
      As of September 30, 2006, we had investments in 23 portfolio companies with an aggregate fair value of $217.2 million and aggregate unused lending commitments of $25.4 million to 10 of these portfolio companies. For the nine months ended September 30, 2006, the weighted average yield on all of our outstanding debt investments was approximately 13.7% or 13.2% if we exclude the impact of the unamortized deferred financing fees realized in connection with the early repayment of one of our investments during the quarter ended March 31, 2006. As of September 30, 2006, we held equity investments consisting of common stock, preferred stock and warrants to purchase common stock with an aggregate fair value of $2.9 million.
      During October 2006, we funded a $3.0 million junior secured term loan in EmployBridge Holding Company, a provider of commercial temporary staffing services, and a $500,000 junior secured term loan in Stolle Machinery Company, LLC, a provider of capital equipment used in the production of aluminum and steel beverage and food cans. In addition, during October 2006, we received gross proceeds of $1.0 million in conjunction with the full repayment of a junior secured term loan to Bare Escentuals Beauty, Inc.
      On November 10, 2006, we closed a $25.5 million “one-stop” financing, which was comprised of senior and subordinated debt as well as an equity co-investment, in Caleel + Hayden LLC, a provider of proprietary, branded professional skincare and cosmetics products to physicians and spa communities.
      As of December 7, 2006, we received non-binding mandates for approximately $43.4 million of investment commitments in two prospective portfolio companies and two existing portfolio companies. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.
      We are an internally managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code, or “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, income distribution and asset diversification requirements.
      Our principal executive offices are located at 274 Riverside Avenue, Westport, Connecticut 06880 and our telephone number is (203) 429-2700. We maintain a website on the Internet at www.patcapfunding.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Dividend Reinvestment Plan
      We have adopted an “opt-out” dividend reinvestment plan for our stockholders. As a result, if we declare a dividend, stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock generally will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Taxation
      We have elected to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”
Use of Proceeds
      We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. We will not receive any proceeds from the sale of our common stock by the selling stockholders.
Leverage
      We borrow funds to make investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” As a business development company under the 1940 Act, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.
Distributions
      We intend to continue to pay quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. See “Price Range of Common Stock and Distributions.”
Risk Factors
      Investing in our common stock involves a number of significant risks relating to our business and our investment objective that you should consider before purchasing shares of our common stock, including:

•	Because there is generally no established market for which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	We make loans to and invest in primarily privately owned small- to mid-sized companies. These activities may involve a high degree of business and financial risk.

•	If we fail to maintain our eligibility for RIC tax benefits, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

•	We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock.
      See “Risk Factors” beginning on page 9 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Certain Anti-Takeover Provisions
      Our restated certificate of incorporation and restated bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Securities.”
General Information
      We are required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the “SEC.” This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

FEES AND EXPENSES
      The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Patriot Capital Funding,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	(1)
Dividend reinvestment plan expenses	None	(2)

Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	4.1%	(3)
Interest payments on borrowed funds	2.4%	(4)

Total annual expenses	6.5%	(5)

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load. We will not pay any underwriting discount or commission, and we will not receive any of the proceeds from shares sold by the selling stockholders.

(2)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(3)	Operating expenses represent our annualized operating expenses based on actual results for the nine months ended September 30, 2006, excluding interest payments on borrowed funds (which includes the amortization of debt issuance costs).

(4)	Interest payments on borrowed funds represent our annualized interest payments on borrowed funds based on actual results for the nine months ended September 30, 2006. For the nine months ended September 30, 2006, the weighted average interest rate on our borrowings was 8.09%, including amortization of debt issuance costs.

(5)	The total annual expenses are the sum of operating expenses and interest payments on borrowed funds. “Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 4.7% of total assets.

Example
      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$65	$191	$314	$605
      While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
      This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
      You should read this selected consolidated financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto. The selected consolidated financial data at and for the fiscal years ended December 31, 2005, 2004 and 2003 have been derived from our audited financial statements. The selected consolidated financial data at and for the nine months ended September 30, 2006 and 2005 have been derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 2006 are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. We were formed on November 4, 2002, and made our first investment on November 21, 2003. We did not have any meaningful operations during 2002. As a result, information relating to 2002 has not been presented. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 24.

	Nine Months Ended
	September 30,			Year Ended December 31,

	2006		2005	2005	2004	2003

	(Unaudited)		(Unaudited)
Income Statement Data:
Investment income:
Interest and dividend income	$17,874,203		$8,710,879	$13,035,673	$4,616,665	$253,755
Fees	188,134		187,983	366,830	241,870	5,274
Other investment income	848,449		—	46,839	—	—

Total investment income	18,910,786		8,898,862	13,449,342	4,858,535	259,029

Expenses:
Compensation expense	2,662,083		1,834,598	2,481,761	1,326,576	835,600
Consulting fees(1)	—		554,796	554,796	1,000,000	916,666
Interest(2)	2,918,271		3,247,101	3,517,989	1,489,198	201,331
Professional fees	637,522		311,431	492,830	192,938	290,822
Prepayment penalty(3)	—		3,395,335	3,395,335	—	—
General and administrative	1,792,205		693,070	1,278,750	243,008	164,032

Total expenses	8,010,081		10,036,331	11,721,461	4,251,720	2,408,451

Net investment income (loss)	10,900,705		(1,137,469)	1,727,881	606,815	(2,149,422)
Net realized loss on investments	(3,271,091)		—	—	—	—
Net unrealized appreciation (depreciation) on investments	3,462,781		(3,081,035)	(2,965,175)	(876,021)	—
Net unrealized loss on interest rate swap	(26,209)		—	—	—	—

Net income (loss)	$11,066,186		$(4,218,504)	$(1,237,294)	$(269,206)	$(2,149,422)

Net investment income (loss) per share, basic and diluted	$0.80		$(0.20)	$0.24	$0.16	$(0.56)

Earnings (loss) per share, basic and diluted	$0.81		$(0.75)	$(0.17)	$(0.07)	$(0.56)

Weighted average shares outstanding, basic	13,582,320		5,613,915	7,253,632	3,847,902	3,847,902

Weighted average shares outstanding, diluted	13,637,211		5,613,915	7,253,632	3,847,902	3,847,902

Balance Sheet Data:
Total investments, net of unearned income	$213,876,751		$109,710,776	$137,951,659	$65,603,830	$28,687,831
Total assets	229,418,335		130,905,180	150,655,993	72,038,863	35,116,998
Total debt outstanding(4)	57,885,000		—	21,650,000	42,645,458	9,400,000
Stockholders’ equity	163,854,727		127,222,449	127,152,365	27,311,918	24,531,124
Net asset value per common share	$10.38		$10.50	$10.48	$7.10	$6.38
Other Data:
Weighted average yield on debt investments(5)	13.7	%(6)	13.6%	13.5%	12.6%	11.2%
Number of portfolio companies	23		12	15	9	3
Number of employees	11		8	9	6	5

(1)	On July 27, 2005, we terminated the consulting agreements pursuant to which we incurred these fees.

(2)	Our capital structure at December 31, 2004 reflected a higher percentage of leverage than we are permitted to maintain as a business development company. We used a portion of the net proceeds we received from our initial public offering to repay all of our then outstanding indebtedness, including the $3.4 million prepayment penalty, at the time of our initial public offering. We are generally only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

(3)	The prepayment penalty was incurred in connection with the repayment in full and termination of our $120.0 million financing agreement.

(4)	See “Senior Securities” on page 39 for more information regarding our indebtedness.

(5)	Computed using actual interest income earned for the fiscal year, including amortization of deferred financing fees and original issue discount, divided by the weighted average fair value of debt investments.

(6)	The weighted average yield on our debt investments was 13.2% at September 30, 2006 if we exclude the impact of the unamortized deferred financing fees realized in connection with the early repayment of one of our investments during the quarter ended March 31, 2006.

SELECTED CONSOLIDATED QUARTERLY FINANCIAL DATA
      The following tables set forth certain quarterly financial information for each of the eleven quarters through the quarter ended September 30, 2006. This information was derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2006	2005	2005	2005

	(Unaudited)
Total investment income	$6,879,633	$5,807,865	$6,223,288	$4,550,480	$3,733,675	$2,826,950
Net investment income (loss)	4,096,455	3,094,715	3,709,534	2,865,350	(1,886,469)	478,232
Net investment income (loss) per share, basic and diluted	$0.26	$0.24	$0.31	$0.24	$(0.21)	$0.12
Net realized and unrealized gain (loss)	(569,280)	1,489,896	(804,333)	115,860	(3,761,046)	(170,450)
Net income (loss)	3,527,175	4,584,611	2,905,201	2,981,210	(5,647,515)	307,782
Net income (loss) per share, basic and diluted	$0.22	$0.36	$0.24	$0.25	$(0.62)	$0.08
Weighted average shares outstanding, basic	15,781,525	12,788,727	12,136,655	12,119,313	9,088,353	3,847,902
Weighted average shares outstanding, diluted	15,836,416	12,788,727	12,136,655	12,119,313	9,088,353	3,847,902

	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2005	2004	2004	2004	2004

	(Unaudited)
Total investment income	$2,338,237	$1,784,553	$1,197,839	$990,751	$885,392
Net investment income (loss)	270,768	(59,621)	408,503	191,236	66,697
Net investment income (loss) per share, basic and diluted	$0.07	$(0.02)	$0.11	$0.05	$0.02
Net unrealized gains (losses) on investments	850,461	(876,021)	—	—	—
Net income (loss)	1,121,229	(935,642)	408,503	191,236	66,697
Net income (loss) per share, basic and diluted	$0.29	$(0.25)	$0.11	$0.05	$0.02
Weighted average shares outstanding, basic and diluted	3,847,902	3,847,902	3,847,902	3,847,902	3,847,902

RISK FACTORS
      Investing in our common stock involves a number of significant risks. We cannot assure you that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
We commenced investment operations in 2003 and, as a result, have a limited operating history.
      We commenced investment operations in 2003. As a result, we have limited financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risks that we will not achieve our investment objective and that the value of your investment could decline substantially.
We are dependent upon our key investment personnel for our future success.
      We depend on the diligence, skill and network of business contacts of the investment professionals we employ for the sourcing, evaluation, negotiation, structuring and monitoring of our investments. Our future success will also depend, to a significant extent, on the continued service and coordination of our senior management team, particularly, Richard P. Buckanavage, our president and chief executive officer, and Timothy W. Hassler, our chief operating officer and chief compliance officer. The departure of Mr. Buckanavage, Mr. Hassler or any member of our senior management team could have a material adverse effect on our ability to achieve our investment objective. In addition, if both Messrs. Buckanavage and Hassler cease to be employed by us, the lender under our amended and restated securitization revolving credit facility could, absent a waiver or cure, terminate the facility.
Our management team has limited experience managing a business development company.
      The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of “eligible portfolio companies” (as defined under the 1940 Act), cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.
Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and our inability to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
      We expect that members of our management team will maintain their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We operate in a highly competitive market for investment opportunities.
      We compete for investments with other business development companies and other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than us. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.
      We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will continue to be able to identify and make investments that are consistent with our investment objective.
Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.
      Our business will require capital in addition to the proceeds of this offering. We may acquire additional capital from the following sources:
      Senior Securities and Other Indebtedness. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. If we issue senior securities, including debt or preferred stock, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

      Additional Common Stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.
      Securitization of Loans. In addition to issuing securities to raise capital, we will continue to seek to securitize our loans to generate cash for funding new investments. To securitize loans, we would generally create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. We have entered into an amended and restated securitization revolving credit facility. See “Description of Our Securities — Debt — Amended and Restated Securitization Revolving Credit Facility.”
The agreements governing our amended and restated securitization revolving credit facility contain various covenants that, among other things, limit our discretion in operating our business and provide for certain minimum financial covenants.
      We have entered into an amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The agreements governing this facility contain customary default provisions such as the termination or departure of both Messrs. Buckanavage and Hassler, a material adverse change in our business and the failure to maintain certain minimum loan quality and performance standards. An event of default under the facility would result, among other things, in termination of the availability of further funds under the facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC. If we default under certain provisions, the facility also limits our ability to declare dividends.
      Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the facility at any particular time or at all. For a more detailed discussion of the facility, see “Description of Our Securities — Debt — Amended and Restated Securitization Revolving Credit Facility.”

We will be subject to corporate-level income tax if we fail to maintain our status as a RIC under Subchapter M of the Code.
      To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly or delay the closing of new investments in order to prevent the loss of RIC status and could result in a loss of business. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
      If we fail to qualify for RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
      For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, contractual payment-in-kind, or PIK, interest or dividends, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term or contractually deferred dividends added to our equity investment in the portfolio company. Such original issue discount or contractual payment-in-kind arrangements will result in the recognition of income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.
      Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Because we intend to distribute substantially all of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.
      In order to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income, except for certain net capital gains that we may retain for investment, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.
We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
      Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders. Holders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.
      At September 30, 2006, we had $57.9 million of indebtedness outstanding, which had a weighted average annualized interest cost of 8.09% for the nine-months ended September 30, 2006. In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our assets of at least 1.7%.
      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $229.4 million in total assets, (ii) a weighted average cost of funds of 8.09%, (iii) $57.9 million in debt outstanding and (iv) $163.9 million in stockholders’ equity.
Assumed Return on Our Portfolio
(net of expenses)

	-10%	-5%	0%	5%	10%

Corresponding return to stockholder	-17%	-10%	-3%	4%	11%
Changes in interest rates may affect our cost of capital and net investment income.
      Because we borrow to fund our investments, a portion of our income is dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to rely on outside parties with respect to the use of such financial instruments or develop such expertise internally.
A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.
      Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. We are not permitted to maintain a general reserve for anticipated losses. Instead, we are required by the 1940 Act to specifically value each individual investment and record an unrealized loss for any asset we believe has decreased in value. Typically there is not a public market for the securities of the privately-held companies in which we have invested and will generally continue to invest. As a result, we value our investments in privately-held companies on a quarterly basis based on a determination of their fair value made in good faith and in accordance with the written guidelines established by our board of directors. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
The lack of liquidity in our investments may adversely affect our business.
      We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.
We may experience fluctuations in our quarterly results.
      We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, prepayments of our debt securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our financial condition and results of operations will depend on our ability to manage growth effectively.
      Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our management team’s ability to identify, evaluate and monitor, and our ability to finance and make appropriate investments in, companies that meet our investment criteria.
      Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to financing on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, we will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the success of our business. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.
Changes in laws or regulations governing our operations may adversely affect our business.
      We and our portfolio companies are subject to local, state and federal laws and regulations. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.
Interpretations of the staff of the Securities and Exchange Commission regarding the appropriateness of the consolidation of our wholly-owned, bankruptcy remote, special purpose subsidiary may have an impact on our business, financial condition and results of operations.
      The staff of the Securities and Exchange Commission is reviewing, on an industry-wide basis, the appropriateness of the consolidation by business development companies of certain types of subsidiaries under SEC accounting rules and GAAP. In the event that the staff takes a position that would require us to deconsolidate our wholly-owned, bankruptcy remote, special purpose subsidiary, we will likely be required to make additional disclosures and prospective changes in our accounting methods to conform with such position. We cannot predict the impact, if any, that such position may have on our business, financial condition and results of operations.
Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
      Our board of directors has the authority to modify or waive our current operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Our internal control over financial reporting may not be adequate and our independent auditors may not be able to certify as to its adequacy, which could have a significant and adverse effect on our business and reputation.
      We are evaluating our internal control over financial reporting in order to allow management to report on, and our independent auditors to attest to, our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC thereunder, which we refer to as Section 404. Section 404 requires a reporting company such as ours to, among other things, annually review and report on its internal control over financial reporting, and evaluate and disclose changes in its internal control over financial reporting quarterly. We will be required to comply with Section 404 as of December 31, 2006. We are currently performing the system and process evaluation and testing required (and any necessary remediation) in an effort to comply with management certification and auditor attestation requirements of Section 404. In the course of our ongoing evaluation, we may identify areas of our internal control over financial reporting requiring improvement, and plan to design enhanced processes and controls to address these and any other issues that might be identified through this review. As a result, we may incur additional expenses and diversion of management’s time. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal control over financial reporting is or will be effective in a timely manner. If we are not able to implement the requirements of Section 404 in a timely manner or with adequate compliance, our independent auditors may not be able to certify as to the effectiveness of our internal control over financial reporting and we may be subject to sanctions or investigation by regulatory authorities, including the SEC. As a result, there could be an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements. In addition, we may be required to incur costs in improving our internal control over financial reporting systems and the hiring of additional personnel. Any such action could have a material effect on our business, results of operations and financial condition.
Risks Related to Our Investments
Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
      Investing in small- to mid-sized companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees that we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.
Our portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or by a downturn in the particular industry.
      Our portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries. At September 30, 2006, our investments (as a percentage of commitments) in two portfolio companies represented approximately 17% of our total investments at fair value. During the quarter ended September 30, 2006, investment income from four portfolio companies accounted for 33% of our total investment income, although none accounted for more than 10% of our total investment income. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments are, and could continue to be, concentrated in relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
      We invest primarily in senior secured loans, junior secured loans and subordinated debt issued by small- to mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
      Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.
We may not control any of our portfolio companies.
      We may not control any of our portfolio companies, even though we may have board representation or board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the equity stockholders, may take risks or otherwise act in ways that do not serve our interests as debt investors.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
      Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies will harm our operating results.
      A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
      We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.
We may not realize gains from our equity investments.
      Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.
Risks Relating to this Offering
There is a risk that you may not receive dividends or that our dividends may not grow over time.
      We intend to continue to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.
Investing in our shares may involve an above average degree of risk.
      The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.
      The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.
We cannot assure you that the market price of our shares will not decline following this offering.
      Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.
Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.
      Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
Certain provisions of our restated certificate of incorporation and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.
      Our restated certificate of incorporation and our restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
      Some of the statements in this prospectus and the accompanying prospectus supplement, if any, may constitute forward-looking statements because they relate to future events or our future performance or financial condition. These forward-looking statements may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
      In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and the accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disaster; and

•	future changes in laws or regulations and conditions in our operating areas.
      We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS
      We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which include investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. We will not receive any proceeds from the sale of the common stock by the selling stockholders.
      We anticipate that substantially all of the net proceeds from any offering of our shares of common stock will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
      Our common stock is traded on The Nasdaq Global Select Market under the symbol “PCAP.” The following table sets forth, for each fiscal quarter since our initial public offering on July 28, 2005, the range of high and low closing prices of our common stock as reported on The Nasdaq Global Select Market, the closing sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

				Premium	Premium
				of High	of Low
		Price Range		Sales	Sales	Cash
				Price to	Price to	Dividend Per
	NAV(1)	High	Low	NAV(2)	NAV(2)	Share(3)

Fiscal 2006
Fourth quarter (through December 13, 2006)	*	$14.90	$13.33	*	*	$0.31
Third quarter	$10.38	$13.46	$10.50	130%	101%	$0.31
Second quarter	$10.46	$12.95	$10.50	124%	100%	$0.29
First quarter	$10.44	$13.07	$12.07	125%	116%	$0.29
Fiscal 2005
Fourth quarter	$10.48	$13.56	$10.77	129%	103%	$0.27
Third quarter (from July 28, 2005)	$10.50	$14.33	$13.72	136%	131%	$0.16

(1)	Net asset value per share is determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated by dividing the respective high or low price by NAV.

(3)	Represents the dividend declared in the specified quarter.
  *    Net asset value is not presently determinable for this period.
     The last reported price for our common stock on December 13, 2006 was $14.50 per share. As of December 7, 2006, we had 17 stockholders of record.
      Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.
      We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify for RIC tax benefits, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis. Our amended and restated securitization revolving credit facility limits our ability to declare dividends if we default under certain provisions.
      As a business development company that has elected to be treated as a RIC, we are required to (1) distribute, with respect to each taxable year, at least 90% of our investment company taxable income in order to deduct any amounts (including net capital gains) distributed (or deemed distributed) to stockholders and (2) distribute, with respect to each calendar year, (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax. We will incur corporate-level tax on any taxable income or gains earned or realized in a taxable year and not distributed with respect to such year.

      The following table summarizes our dividends declared to date:

			Cash
			Dividend
Date Declared	Record Date	Payment Date	Per Share

November 10, 2006	December 15, 2006	January 17, 2007	$0.31
August 7, 2006	September 15, 2006	October 17, 2006	$0.31
May 9, 2006	June 2, 2006	July 17, 2006	$0.29
February 28, 2006	March 21, 2006	April 11, 2006	$0.29
November 8, 2005	November 30, 2005	December 30, 2005	$0.27
September 7, 2005	September 30, 2005	October 31, 2005	$0.16

Total dividends per share			$1.63

      Prior to becoming a business development company on July 27, 2005, we did not make distributions to our stockholders. See Note 11. “Income Taxes” to our consolidated financial statements included elsewhere in this prospectus for information regarding the tax characterization of our dividends.
      We have adopted an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt-out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
      The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus.
General
      We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer a comprehensive suite of financing solutions, including “one-stop” financing. In August 2005, we completed an initial public offering of shares of our common stock for net proceeds (including underwriters’ exercise of their over-allotment) of approximately $106.1 million. On July 27, 2005, we elected to be treated as a business development company under the 1940 Act. We have also elected to be treated as a RIC under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income or gains we distribute (actually or as a deemed dividend) to our stockholders as dividends, provided that we satisfy certain requirements.
      Since we commenced investment operations in 2003, our business had been conducted through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. originated, arranged and serviced the investments made by Wilton Funding, LLC, which invested in debt instruments and warrants of U.S.-based companies. For such services, Patriot Capital Funding, Inc. was entitled to receive placement fees and servicing fees from Wilton Funding, LLC’s portfolio companies and investment origination fees and asset management fees from Wilton Funding, LLC. On July 27, 2005, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc. and then we effected a stock split. Upon completion of the merger and stock split, we had 3,847,902 shares of common stock outstanding prior to shares issued in the initial public offering. Prior to the completion of the initial public offering, Compass Group Investments, Inc. beneficially owned all of our outstanding shares of stock.
      The discussion herein of our financial statements reflect the combined operations of Patriot Capital Funding, Inc. and Wilton Funding, LLC prior to the merger and our consolidated results of our operations thereafter.
Portfolio Composition
      Our primary business is lending to and investing in small- to mid-sized businesses through investments in senior secured loans, junior secured loans, subordinated debt investments and equity investments, including warrants. The fair value of our portfolio (excluding unearned income of $3.3 million and $3.4 million at September 30, 2006 and December 31, 2005, respectively) was $217.2 million and $141.4 million at September 30, 2006 and December 31, 2005, respectively. The increase in the value of our portfolio during each period is primarily attributable to newly-originated investments.

      Total portfolio investment activity (excluding unearned income) as of and for the nine months ended September 30, 2006 and the year ended December 31, 2005 was as follows:

	September 30, 2006	December 31, 2005

Beginning portfolio at fair value	$141,390,954	$67,677,751
Originations/draws/purchases	106,226,598	88,850,000
Investments in equity securities	2,324,997	575,490
Investment repayments	(30,918,221)	(14,572,867)
Increase in payment-in-kind interest/ dividends	1,767,272	1,825,755
Sale of investments	(7,098,878)	—
Increase (decrease) in fair value of investments	3,462,781	(2,965,175)

Ending portfolio at fair value	$217,155,503	$141,390,954

      As of September 30, 2006 and December 31, 2005, the composition of our portfolio at fair value (excluding unearned income) was as follows:

	September 30, 2006		December 31, 2005

	Investments at	Percentage of	Investments at	Percentage of
	Fair Value	Total Portfolio	Fair Value	Total Portfolio

Senior secured revolving lines of credit	$6,180,219	2.8%	$250,000	0.2%
Senior secured term loans	115,896,743	53.4	62,802,077	44.4
Junior secured term loans	37,420,118	17.2	21,704,625	15.3
Senior subordinated debt	54,746,489	25.2	55,638,952	39.4
Investments in equity securities	2,911,934	1.4	995,300	0.7

Totals	$217,155,503	100.0%	$141,390,954	100.0%

      For the nine months ended September 30, 2006 and year ended December 31, 2005, the weighted average yield on all of our outstanding debt investments was approximately 13.7% and 13.5%, respectively. The yield during the nine months ended September 30, 2006 was positively impacted by the recognition of deferred financing fees received from one of our portfolio companies as a result of the repayment of its entire outstanding debt. For the nine months ended September 30, 2006, the weighted average yield on all of our outstanding debt investments was approximately 13.2%, excluding the impact of the unamortized deferred financing fees. The remaining balance of deferred financing fees for this portfolio company recognized during the nine months ended September 30, 2006 totaled $713,000. Yields are computed using actual interest income earned for the year (annualized for the nine months ended September 30, 2006), including amortization of loan fees and original issue discount, divided by the weighted average fair value of debt investments. As of September 30, 2006 and December 31, 2005, $86.9 million and $82.5 million, respectively, of our portfolio investments at fair value (excluding unearned income) were at fixed interest rates, which represented approximately 40% and 58%, respectively, of our total portfolio of investments at fair value (excluding unearned income). We generally structure our subordinated debt investments at fixed rates although many of our senior secured and junior secured loans are, and will be, at variable rates.
      On March 13, 2006, we, through our special purpose subsidiary, entered into a five year interest rate swap agreement at a fixed rate of 5.04%, on an initial notional amount of $20.0 million. The swap was put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings. For the three and nine months ended September 30, 2006, net unrealized loss attributed to the swap was approximately $225,000 and $26,000, respectively. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to the hedged portfolio.
      At September 30, 2006, our equity investments consisted of common and preferred stock and warrants to acquire equity interests in certain of our portfolio companies. At December 31, 2005, all of our equity investments were warrants to acquire equity interests in certain of our portfolio companies. Warrants to acquire equity interests allow us to participate in the potential appreciation in the value of the portfolio company, while minimizing the amount of upfront cost to us.
      As of September 30, 2006 and December 31, 2005, the composition of our investment portfolio by industry sector, (excluding unearned income) at cost and fair value was as follows:

	September 30, 2006				December 31, 2005

	Cost	% (1)	Fair Value	% (1)	Cost	% (1)	Fair Value	% (1)

Manufacturing	$98,998,870	45.5%	$99,113,722	45.6%	$74,921,696	51.6%	$71,172,168	50.3%
Distribution	47,850,899	22.0	47,678,899	22.0	3,850,000	2.6	3,850,000	2.7
Service	30,072,783	13.8	29,788,583	13.7	16,901,343	11.6	16,654,743	11.8
Consumer/ Retail Goods	36,987,094	17.0	37,001,694	17.0	31,580,928	21.8	31,606,328	22.4
Publishing	3,161,105	1.5	3,181,305	1.5	3,515,015	2.4	3,533,915	2.5
Defense	463,168	0.2	391,300	0.2	14,463,168	10.0	14,573,800	10.3

Total	$217,533,919	100.0%	$217,155,503	100.0%	$145,232,150	100.0%	$141,390,954	100.0%

(1)	Represents percentage of total portfolio.
      At September 30, 2006 and December 31, 2005, our two largest investments (as a percentage of commitments) represented approximately 17% and 24%, respectively, of the total investment portfolio at fair value. Investment income, consisting of interest, fees, recognition of gains on equity interests, and other income can fluctuate upon repayment of an investment or sale of a debt or equity interest. Revenue recognition in any given period can be highly concentrated among several portfolio companies. During the nine months ended September 30, 2006, the Company did not record investment income from any customer in excess of 10.0% of total investment income. During the nine months ended September 30, 2005, investment income from three customers accounted for 16.3%, 16.1%, and 14.7% of total investment income.
Asset Quality — Debt Portfolio
      We utilize a standard investment rating system for our entire portfolio of debt investments. Investment Rating 1 is used for investments that exceed expectations and/or a capital gain is expected. Investment Rating 2 is used for investments that are generally performing in accordance with expectations. Investment Rating 3 is used for performing investments that require closer monitoring. Investment Rating 4 is used for investments performing below expectations where a higher risk of loss exists. Investment Rating 5 is used for investments performing significantly below expectations where we expect a loss.
      The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of September 30, 2006 and December 31, 2005:

	September 30, 2006		December 31, 2005

	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio

1	$18,166,562	8.5%	$16,069,312	11.5%
2	159,981,357	74.7	102,189,918	72.8
3	36,095,650	16.8	20,136,424	14.3
4	—	—	2,000,000	1.4
5	—	—	—	—

Totals	$214,243,569	100.0%	$140,395,654	100.0%

Loans and Debt Securities on Non-Accrual Status
      At September 30, 2006, none of our loans and debt securities were on non-accrual status. At December 31, 2005, loans and debt securities at fair value not accruing PIK interest in our total investment portfolio were $2.0 million, all of which related to one investment. At December 31, 2005, all cash interest and principal due on this investment was paid on a timely basis. On May 12, 2006, we sold this investment.
Results of Operations
      The principal measure of our financial performance is net income (loss) which includes net investment income (loss) and net realized and unrealized gain (loss). Net investment income (loss), is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments, is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.
Comparison for the nine months ended September 30, 2006 and 2005

Total Investment Income
      Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees and unused fees. Other investment income consists primarily of the recognition of deferred financing fees received from one of our portfolio companies on the repayment of its entire outstanding debt.
      Total investment income for the nine months ended September 30, 2006 and 2005, was $18.9 million and $8.9 million, respectively. For the nine months ended September 30, 2006, this amount consisted of interest income of $316,000 from cash and cash equivalents, $17.6 million of interest income from portfolio investments (which included $1.8 million in payment-in-kind or PIK interest and dividends), $188,000 in fee income and $848,000 in other investment income. For the nine months ended September 30, 2005, this amount primarily consisted of interest income of $68,000 from cash and cash equivalents, $8.6 million of interest income from portfolio investments (which included $1.4 million in PIK interest) and $188,000 in fee income.
      The increase in our total investment income for the nine months ended September 30, 2006 as compared to the nine months ended September 30, 2005 is primarily attributable to an increase in the weighted average fair value balance outstanding of, and higher yields on, our interest-bearing investment portfolio during the nine months ended September 30, 2006. During the nine months ended September 30, 2006, the weighted average fair value balance outstanding of our interest-bearing investment portfolio was approximately $179.2 million as compared to approximately $86.0 million during the nine months ended September 30, 2005.

Expenses
      Expenses include compensation expense, consulting fees, interest on our outstanding indebtedness, professional fees, and general and administrative expenses.
      Expenses for the nine months ended September 30, 2006 and 2005, were $8.0 million and $10.0 million, respectively. Expenses decreased for the nine months ended September 30, 2006, as compared to the nine months ended September 30, 2005, by approximately $2.0 million, primarily as a result of a $3.4 million prepayment penalty incurred in 2005 from the repayment of the outstanding balance under our $120 million financing agreement, the termination of consulting agreements on July 27, 2005 which resulted in savings of $555,000 and a decrease in interest expense in the amount of $329,000. Those decreases were offset by higher employee compensation expense, which increased by $827,000, $352,000 of which related to non-cash stock option compensation as a result of our adoption of Statement of Financial Accounting Standards 123R, “Share-Based Payment.” On January 1, 2006, higher professional fees, which increased by $326,000, and higher general and administrative expenses, which increased by $1.1 million. The higher employee compensation is attributable to the increase in the number of our personnel due to increased investment activity and an increase of bonus accruals pursuant to employment agreements with certain of our executive officers entered into during the last half of 2005. The higher professional fees are attributable to being a public company. The higher general and administrative expenses are primarily attributable to higher insurance costs, specifically directors and officers insurance, higher rent expense and higher director’s fees. The decrease in interest expense is principally due to lower interest rates.
      Interest expense for the nine months ended September 30, 2006, consisted of interest charges of $2.4 million, unused facility fees of $173,000 and amortization of debt issuance costs of $296,000. Interest expense for the nine months ended September 30, 2005, consisted of interest charges of $3.0 million, unused facility fees of $64,000 and amortization of debt issuance costs of $177,000.

Realized Gain (Loss) on Sale of Investments
      Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the nine months ended September 30, 2006, we sold our investment in Interstate Highway Sign Corporation and realized a net loss of $3.3 million. In connection with the sale of our investment in Interstate Highway Sign Corporation investment, we also received a participation interest of 10% in any future consideration received by the purchaser with respect to the subordinated debt investment. We, at this time, do not believe we will receive any additional consideration from this participation interest, and accordingly, have not recorded any value with respect to the participation interest. We did not realize any gains or losses on the sale of our portfolio investments during the nine months ended September 30, 2005.

Net Change in Unrealized Appreciation or Depreciation on Investments
      Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio. During the nine months ended September 30, 2006, we recorded net unrealized appreciation of $3.5 million on our investments, which primarily related to our investment in Interstate Highway Sign Corporation. Because we had previously recorded an unrealized depreciation of $3.8 million in the fair value of our investment in Interstate Highway Sign Corporation, we had to make an accounting entry to reverse such unrealized depreciation when we sold such investment and recognized a realized loss of $3.3 million. Total unrealized depreciation recorded during the nine months ended September 30, 2005 was $3.1 million.

Unrealized Loss on Interest Rate Swap
      For the nine months ended September 30, 2006, we recorded an unrealized loss of approximately $26,000 on our interest rate swap agreement.

Net Income
      Net income was $11.1 million for the nine months ended September 30, 2006 as compared to net loss of $4.2 million for the nine months ended September 30, 2005. The $15.3 million increase in net income was primarily a result of an increase in investment income of $10.0 million in 2006, incurring a non-recurring $3.4 million prepayment penalty in 2005 due to the repayment of the outstanding balance under our $120 million financing agreement, and an increase in unrealized depreciation of $6.5 million in 2006 offset by a $3.3 million realized loss in 2006.
Comparison of the Years ended December 31, 2005 and December 31, 2004

Total Investment Income
      Total investment income included interest income on our investments and fee income. Our fee income was comprised principally of loan, administrative and prepayment fees.
      Total investment income for the years ended December 31, 2005 and December 31, 2004 was $13.4 million and $4.9 million, respectively. For the year ended December 31, 2005, this amount consisted of interest income of $131,000 from cash and cash equivalents, $12.9 million of interest income from portfolio investments (which included $1.8 million in PIK interest from 11 of our debt investments), $367,000 in fee income and $47,000 in other investment income. For the year ended December 31, 2004, this amount primarily consisted of interest income of $26,000 from cash and cash equivalents, $4.6 million of interest income from portfolio investments (which included $694,000 in PIK interest from eight of our debt investments) and $242,000 in fee income.
      The increase in our total investment income for the year ended December 31, 2005 as compared to the year ended December 31, 2004 was primarily attributable to an increase in the weighted average fair value balance outstanding of, and higher yields on, our interest-bearing investment portfolio during the year ended December 31, 2005. During the year ended December 31, 2005, the weighted average fair value balance outstanding of our interest-bearing investment portfolio was approximately $95.4 million as compared to approximately $36.5 million during the year ended December 31, 2004.

Expenses
      Expenses included compensation expense, consulting fees, professional fees, interest on our outstanding indebtedness, a prepayment penalty associated with the repayment of the outstanding balance under our $120.0 million financing agreement, and general and administrative expenses.
      Expenses for the years ended December 31, 2005 and December 31, 2004 were $11.7 million and $4.3 million, respectively. Expenses increased for the year ended December 31, 2005 as compared to the year ended December 31, 2004 primarily as a result of incurring a $3.4 million prepayment penalty from the repayment of the outstanding balance under our $120.0 million financing agreement, higher interest expense, which increased by $2.0 million, higher employee compensation, which increased by $1.2 million, higher professional fees, which increased by $300,000, and higher general and administrative expenses, which increased by $1.0 million. Expenses were partially offset by a decrease in consulting fees of $445,000. The higher interest expense was attributable to an increase in borrowings outstanding under the $120.0 million financing agreement through August 2, 2005, the date we paid off the outstanding balance under the financing agreement. Borrowings under this financing agreement were used to fund investments. The higher employee compensation was attributable to the increase in the number of our personnel due to increased investment activities and increased bonus accruals primarily due to our entry into employment agreements with certain of our executive officers during the year ended December 31, 2005. We expect to hire additional employees as needed in the future as our investment activities grow. The increased professional fees were a result of higher legal and accounting costs attributable with being a public company. The increase in general and administrative costs is primarily due to increases in insurance costs, portfolio valuation services, directors fees and investor relations.
      We incurred consulting fees in the amount of $555,000 and $1.0 million for the years ended December 31, 2005 and 2004, respectively, payable to two entities affiliated with Compass Group Investments, Inc. These consulting arrangements were terminated on July 27, 2005. See “— Related Party Transactions.”

Realized Gain (Loss) on Sale of Investments
      Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. We did not realize any gains or losses on the sale of our portfolio investments during 2005 or 2004.

Net Change in Unrealized Appreciation or Depreciation on Investments
      Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio. During the year ended December 31, 2005, we recorded net unrealized depreciation of $3.0 million on our investments, which primarily related to our investment in Interstate Highway Sign Corporation. During 2004, we recorded unrealized depreciation of $876,000 on our investments, of which, $866,000 related to our investment in Interstate Highway Sign Corporation.
Comparison of the Years ended December 31, 2004 and December 31, 2003

Total Investment Income
      Total investment income included interest income on our investments and fee income. Our fee income primarily included loan and arrangement fees.

      Total investment income for the years ended December 31, 2004 and December 31, 2003 was $4.9 million and $259,000, respectively. For the year ended December 31, 2004, this amount consisted of interest income of $26,000 from cash and cash equivalents, $4.6 million of interest income from portfolio investments (which included $694,000 in PIK interest from eight of our debt investments) and $242,000 in fee income. For the year ended December 31, 2003, this amount primarily consisted of interest income of $4,300 from cash and cash equivalents, $249,000 of interest income from portfolio investments (which included $33,000 in PIK interest from three of our debt investments) and $5,000 in fee income.
      The increase in our total investment income for the year ended December 31, 2004, as compared to the year ended December 31, 2003, is primarily attributable to an increase of $37.7 million at fair value in the balance of our interest-bearing investment portfolio as well as higher yields on our interest-bearing portfolio during the year ended December 31, 2004.

Expenses
      Expenses included compensation expense, consulting fees, professional fees, interest on our outstanding indebtedness and general and administrative expenses.
      Expenses for the years ended December 31, 2004 and December 31, 2003 were $4.3 million and $2.4 million, respectively. Expenses increased for the year ended December 31, 2004, as compared to the year ended December 31, 2003, primarily as a result of higher interest expense, which increased by $1.3 million, and higher employee compensation, which increased by $491,000. The higher interest expense was attributable to an increase of $33.8 million in borrowings outstanding under our $120.0 million credit facility. Such borrowings were used to fund investments during the year ended December 31, 2004. The higher employee compensation was attributable to the increase in the number of our personnel due to increased investment activities and in anticipation of our initial public offering.
      We incurred consulting fees in the amount of $1.0 million and $917,000 for the years ended December 31, 2004 and 2003, respectively, to two entities affiliated with Compass Group Investments, Inc. These consulting arrangements were terminated on July 27, 2005. See “— Related Party Transactions.”

Realized Gain (Loss) on Sale of Investments
      Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. We did not realize any gains or losses on the sale of our portfolio investments during 2004 or 2003.

Net Change in Unrealized Appreciation or Depreciation on Investments
      Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio. During 2004, we recorded unrealized depreciation of $876,000 on our investments which primarily related to one investment. We did not record any appreciation or depreciation in the fair value of any of our investments during 2003.
Financial Condition, Liquidity and Capital Resources
Cash, Cash Equivalents and Restricted Cash
      At September 30, 2006 and December 31, 2005, we had $7.1 million and $2.4 million, respectively, in cash and cash equivalents. In addition, at September 30, 2006 and December 31, 2005, we had $5.3 million and $7.8 million, respectively, in restricted cash. The restricted cash balances primarily represent funds held under the terms of our $140.0 million amended and restated securitization revolving credit facility with an affiliate of BMO Capital Markets Corp.
      For the nine months ended September 30, 2006, net cash provided by operating activities totaled $10.2 million, compared to net cash used for operating activities of $3.1 million for the comparable period. This change was due primarily to $11.1 million in net income in 2006 compared to a net loss of $4.2 million in 2005. The increase in net cash provided by operating activities in 2006 was also related to an increase of $290,000 in interest payable and a $642,000 increase in accounts payable, accrued expenses and other (which primarily related to accrued bonuses) offset by a $507,000 increase in interest receivable and a $1.8 million increase in PIK interest accrued but not yet received in cash. Cash used for investing activities totaled $74.3 million and $46.5 million for the nine months ended September 30, 2006 and 2005, respectively. This change was principally due to higher investment origination, partially offset by $30.9 million in loan prepayments and scheduled amortization and $3.6 million from the sale of our investment in Interstate Highway Sign Corporation. Cash provided by financing activities totaled $68.8 million and $65.7 million for the nine months ended September 30, 2006 and 2005, respectively. This change was principally due to a net increase of $36.2 million in our borrowings under our amended and restated securitization revolving credit facility, proceeds of $36.7 million from our sale of common stock, and a decrease in restricted cash of $2.6 million in the nine months ended September 30, 2006 as compared to a net decrease of $42.6 million in our borrowings offset by proceeds of $106.1 million from our sale of common stock and a decrease in restricted cash of $3.0 million in the nine months ended September 30, 2005.
Liquidity and Capital Resources
      Prior to our initial public offering, our primary sources of capital had been from Compass Group Investments, Inc. which provided us with a $30.1 million equity investment, a $400,000 demand note and a $2.0 million secured revolving line of credit and an unaffiliated lender which provided us with a line of credit under which we had the ability to borrow up to $120.0 million, subject to certain conditions. On August 2, 2005, we completed an initial public offering of 7,190,477 shares of our common stock and on August 15, 2005, the underwriters exercised their option to purchase an additional 1,078,572 shares of common stock. We received net proceeds, after underwriters’ discounts and commissions and offering expenses, of $106.1 million. Concurrent with our initial public offering, we entered into a securitization revolving credit facility, which we amended and restated in September 2006. See “— Borrowings.”
      On June 14, 2006, we closed a secondary public offering of 3,600,000 shares of common stock and received gross proceeds of $39.1 million less underwriters’ commissions and discounts, and fees of $2.4 million. Also, as part of this secondary public offering, Compass Group Investments, Inc. sold 250,000 shares of our common stock, which resulted in it beneficially owning 6.5% of our outstanding shares of common stock immediately upon the completion of such offering. We did not receive any proceeds from the sale of such shares by Compass Group Investments, Inc.
      We expect our cash on hand, borrowings under our current and future debt agreements, including our amended and restated securitization revolving credit facility, equity financings, and cash generated from operations, including income earned from investments in our portfolio companies and, to a lesser extent, the temporary investments of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, to be adequate to meet our cash needs at our current level of operations. Our amended and restated securitization revolving credit facility contains certain requirements, including, but not limited to, minimum diversity, rating and yield, and limitations on loan size. These limitations may limit our ability to fund certain new originations with advances under the facility, in which case we will seek to fund originations using new debt or equity financings, which may or may not be available on favorable terms, if at all.
      In order to satisfy the requirements applicable to RICs under Subchapter M of the Code, we intend to continue to distribute to our stockholders substantially all of our taxable income. Taxable income generally differs from net income (loss) for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Taxable income includes cash fees collected and non-cash items, such as PIK interest and dividends, and original issue discount. Cash collections of income resulting from PIK generally occur upon the repayment of the loans or on the sale of equity investments that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense. See “— Regulated Investment Company Status and Dividends.”
      In addition, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%.

This requirement limits the amount that we may borrow. As of September 30, 2006, this ratio was 383%. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.
Borrowings
      Financing Agreement. On February 11, 2003, we entered into a $120.0 million financing agreement with an unaffiliated lender for the purpose of financing our investments in portfolio companies. The lender had the sole discretion to make or withhold advances under the financing agreement and amounts that were repaid could not be re-borrowed. As of June 10, 2004, the financing agreement was amended to reduce the interest rate on outstanding borrowings from a fixed rate of 11.75% per annum to a fixed rate of 10.0% per annum. On August 2, 2005, we repaid all outstanding borrowings under this financing agreement, including a prepayment penalty of $3.4 million we incurred in connection with such repayment, with substantially all of the proceeds we received from our initial public offering and terminated the financing agreement in conjunction with such repayment.
      Revolving Credit Agreement. On February 11, 2003, we entered into a $2.0 million revolving credit agreement with an entity affiliated with Compass Group Investments, Inc., which was available for general corporate purposes. The interest rate on outstanding borrowings under the credit agreement was 11.0% per annum. The credit agreement had no stated maturity date, but we were required to repay all principal and unpaid accrued interest outstanding under the credit agreement following demand for payment by the lender. On July 12, 2005, we repaid all outstanding borrowings under this revolving credit agreement and terminated the revolving credit agreement in conjunction with such repayment.
      Demand Note. On February 11, 2003, we entered into a $400,000 note agreement with an entity affiliated with Compass Group Investments, Inc. to provide us with working capital. This note agreement accrued interest at 13.75% per annum. On May 9, 2005, we repaid all outstanding borrowings under this note agreement.
      Amended and Restated Securitization Revolving Credit Facility. On September 18, 2006, we, through a wholly-owned, bankruptcy remote, special purpose subsidiary of ours, entered into an amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The facility allows our special purpose subsidiary to borrow up to $140.0 million through the issuance of notes to a multi-seller commercial paper conduit that is administered by the affiliated entity. The facility is secured by all of the loans held by our special purpose subsidiary. The facility bears interest at the commercial paper rate plus 1.35% and allows our special purpose subsidiary to make draws under the facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the facility at the prime rate plus 2.00%. The facility provides for the payment to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the facility. We use the proceeds of the facility to fund our loan origination activities and for general corporate purposes. Each loan origination under the amended and restated securitization revolving credit facility will be subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the amended and restated securitization revolving credit facility at any particular time or at all.
      The predecessor securitization revolving credit facility to the amended and restated securitization revolving credit facility: (i) allowed our special purpose subsidiary to make draws under the facility until July 24, 2008, unless extended prior to such date for an additional 364-day period with the consent of the lender thereto; (ii) bore interest at the commercial paper rate plus 1.75%; (iii) provided that in the event that the facility was not extended, any principal amounts then outstanding would be amortized over a 24-month period following July 24, 2008 and interest would accrue on outstanding borrowings under the facility at the prime rate plus 2.00%; and (iv) contained more stringent restrictions regarding certain loan concentrations.

      As of September 30, 2006, $57.9 million was outstanding under the amended and restated securitization revolving credit facility. At September 30, 2006, we were in compliance with all covenants of the amended and restated securitization revolving credit facility.
      On March 13, 2006, through our special purpose subsidiary, we entered into a five year interest rate swap agreement at a fixed rate of 5.04%, on an initial notional amount of $20.0 million. The swap was put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings. For the nine months ended September 30, 2006, net unrealized losses attributed to the swap were approximately $26,000.
Regulated Investment Company Status and Dividends
      Effective August 1, 2005, we elected to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.
      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.
      To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, with respect to each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We intend to make distributions to our stockholders on a quarterly basis of substantially all of our annual taxable income (which includes our taxable interest and fee income). We currently intend to retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. During the nine months ended September 30, 2006 and 2005, we did not realize any capital gains; however, we realized a loss of $3.3 million which will be available to offset capital gains until July 31, 2014. To the extent our taxable earnings for a fiscal tax year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.
      We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.
Critical Accounting Policies
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.
Valuation of Portfolio Investments
      The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.
      Our process for determining the fair value of our investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.
      To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses.
      In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost plus amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.
      The fair value of our investments at September 30, 2006 and December 31, 2005 was determined by our board of directors. We received valuation assistance from our independent valuation firm, Duff & Phelps, LLC, on our entire investment portfolio at September 30, 2006 and December 31, 2005.
Fee Income Recognition
      We receive a variety of fees in the ordinary course of our business, including arrangement fees and loan fees. We account for our fee income in accordance with Emerging Issues Task Force Issue 00-21 “Accounting for Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 addresses certain aspects of a company’s accounting for arrangements containing multiple revenue-

generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). EITF 00-21 states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. In determining fair value of various fee income we receive, we will first rely on data compiled through our investment and syndication activities and secondly on independent third party data. The timing of revenue recognition for a given unit of accounting depends on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained is recognized using the interest method in accordance with Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases,” (“SFAS No. 91”). We have historically recognized fee income in accordance with SFAS No. 91. In addition, we capitalize and offset direct loan origination costs against the origination fees received and only defer the net fee.
Payment-in-Kind or PIK Interest and Dividends
      We include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind or PIK interest or dividends, which represents either contractually deferred interest added to the loan balance that is generally due at the end of the loan term or contractually deferred dividends added to our equity investment in the portfolio company. We will cease accruing PIK interest if we do not expect the portfolio company to be able to pay all principal and interest due, and we will cease accruing PIK dividends if we do not expect the portfolio company to be able to make PIK dividend payments in the future. In certain cases, a portfolio company makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a portfolio company’s loan can increase while the total outstanding amount of the loan to that portfolio company may stay the same or decrease. Accrued PIK interest and dividends represented $3.2 million or 1.5% of our portfolio of investments at fair value (excluding unearned income) as of September 30, 2006 and $2.2 million or 1.5% of our portfolio of investments at fair value (excluding unearned income) as of December 31, 2005. The net increase in loan and equity balances as a result of contracted PIK arrangements are separately identified on our statements of cash flows.
      PIK related activity for the nine months ended September 30, 2006 was as follows:

Nine Months Ended
September 30, 2006

Beginning PIK balance	$2,174,974
PIK interest and dividends earned during the period	1,767,272
Sale of investment	(383,945)
PIK receipts during the period	(357,863)

Ending PIK balance	$3,200,438

Interest and Dividend Income Recognition
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan or debt security becomes 90 days or more past due, or if we otherwise do not expect the debtor to be able to service its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. At September 30, 2006 and December 31, 2005, none of our loans and debt securities were greater than 90 days past due.

      Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity securities is recorded on the record date for private companies and the ex-dividend date for publicly traded companies.
Off-Balance Sheet Arrangements
      We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence, negotiating appropriate financial covenants and obtaining collateral where necessary. As of September 30, 2006, we had unused commitments to extend credit to our portfolio companies of $25.4 million, which are not reflected on our balance sheet.
      In connection with our amended and restated securitization revolving credit facility, our special purpose subsidiary is required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. We have agreed to guarantee the payment of certain swap breakage costs that may be payable by our special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions. See “— Financial Condition, Liquidity and Capital Resources — Borrowings.”
Contractual Obligations
      The following table reflects a summary of our contractual cash obligations and other commercial commitments as of September 30, 2006:

	Payments Due by Period

	Remainder of					More Than
Contractual Obligations	2006	2007	2008	2009	2010	5 Years

Long-term debt obligations(1)	$—	$—	$—	$57,885,000	$—	$—
Capital lease obligations	—	—	—	—	—	—
Operating lease obligations	57,000	231,000	237,000	241,000	247,000	21,000
Purchase obligations	—	—	—	—	—	—
Other long-term liabilities reflected on the balance sheet under GAAP	—	—	—	—	—	—
Unused lending commitments(2)	25,400,000	—	—	—	—	—

Total	$25,457,000	$231,000	$237,000	$58,126,000	$247,000	$21,000

(1)	Our amended and restated securitization revolving credit facility permits draws under the facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the facility at the prime rate plus 2.00%. This table assumes that we would repay all of our indebtedness under the facility at the time that we were no longer able to make draws under the facility. However, we cannot provide any assurance that we would be able to repay all of such outstanding indebtedness at such time.

(2)	Represents unfunded commitments to extend credit to 10 of our portfolio companies.
Related Party Transactions
      Prior to our initial public offering, Compass Group Investments, Inc. beneficially owned 100% of our equity interests. As of September 30, 2006, Compass Group Investments, Inc. beneficially owned 6.5% of the outstanding shares of our common stock.
      In November 2002, we entered into an informal arrangement with The Compass Group International LLC, (“Compass International”) the investment advisor for Compass Group Investments, Inc., under which we occupied space at Compass International’s offices located in Westport, Connecticut in exchange for Compass International’s use of certain of our administrative personnel. In August 2005, we entered into a lease agreement for new office space in Westport, Connecticut, with an unaffiliated third party, with occupancy commencing on October 1, 2005. As a result, we terminated our informal arrangement with Compass International on October 1, 2005.
      Prior to our initial public offering, Kilgore Consulting CPM LLC, an entity affiliated with Compass Group Investments, Inc., provided consulting services to us. Pursuant to the consulting agreement, Kilgore

Consulting regularly analyzed the viability and performance of certain investments and advised us with respect to the suitability of additional investment opportunities. Under the consulting agreement, we paid Kilgore Consulting an annual fee of $500,000 for such consulting services. Pursuant to the consulting agreement, we elected to defer the payment of such consulting fees until the later of January 1, 2006 or the termination of the agreement. This consulting agreement was terminated on July 27, 2005. We used a portion of the net proceeds we received in connection with our initial public offering to pay all accrued but unpaid consulting fees owed under the consulting agreement at the time of its termination.
      Prior to our initial public offering, Philan LLC, an entity affiliated with Compass Group Investments, Inc., provided consulting services to us. Pursuant to the consulting agreement, Philan LLC analyzed our business and assisted us in developing and planning the implementation of operating and internal growth strategies. Under the consulting agreement, we paid Philan LLC an annual fee of $500,000 for such consulting services. This consulting agreement was terminated on July 27, 2005. We used a portion of the net proceeds we received in connection with our initial public offering to pay all accrued but unpaid consulting fees owed under the consulting agreement at the time of its termination.
      On February 11, 2003, we entered into a $2.0 million revolving credit agreement with an entity affiliated with Compass Group Investments, Inc. On July 12, 2005, we repaid all outstanding borrowings under this revolving credit agreement and terminated the revolving credit agreement in conjunction with such repayment.
      On February 11, 2003, we also entered into a $400,000 note agreement with an entity affiliated with Compass Group Investments, Inc. On May 9, 2005, we repaid all outstanding borrowings under this note agreement.
Recent Developments
      During October 2006, we funded a $3.0 million junior secured term loan in EmployBridge Holding Company, a provider of commercial temporary staffing services, and a $500,000 junior secured term loan in Stolle Machinery Company, LLC, a provider of capital equipment used in the production of aluminum and steel beverage and food cans. In addition, during October 2006, we received gross proceeds of $1.0 million in conjunction with the full repayment of a junior secured term loan to Bare Escentuals Beauty, Inc.
      On November 10, 2006, we closed a $25.5 million “one-stop” financing, which was comprised of senior and subordinated debt as well as an equity co-investment, in Caleel + Hayden LLC, a provider of proprietary, branded professional skincare and cosmetics products to physicians and spa communities.
      On November 10, 2006, our board of directors declared a cash dividend of $0.31 per share, payable on January 17, 2007 to stockholders of record as of the close of business December 15, 2006.
Quantitative and Qualitative Disclosure About Market Risk
      Our business activities contain elements of market risk. We consider interest rates to be our principal market risk. We consider the management of risk essential to conducting our business. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income is affected by changes in various interest rates, including LIBOR and prime rates. At September 30, 2006, approximately 40% of our debt investments at fair value bore interest at fixed rates, with the remainder at floating rates.
      Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our total investment income. Our interest rates on our borrowings are based on commercial paper rates. We use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques include various interest rate hedging activities to the extent permitted by the 1940 Act. See “ — Financial Condition, Liquidity and Capital Resources — Off-Balance Sheet Arrangements.” We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet at September 30, 2006 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have an annual affect on investment income of approximately $1.3 million and interest expense of approximately $394,000. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

SENIOR SECURITIES
      Information about our senior securities is shown in the following tables as of the applicable fiscal year ended December 31, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2005, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)

Securitization Revolving Credit Facility
2006 (as of September 30, unaudited)	$57,885,000	$3,831	—	N/A
2005	21,650,000	6,873	—	N/A
2004	—	—	—	—
2003	—	—	—	—
Financing Agreement
2006 (as of September 30, unaudited)	—	—	—	—
2005	—	—	—	—
2004	41,645,458	1,640	—	N/A
2003	7,800,000	3,610	—	N/A
Revolving Credit Agreement
2006 (as of September 30, unaudited)	—	—	—	—
2005	—	—	—	—
2004	600,000	1,640	—	N/A
2003	1,200,000	3,610	—	N/A
Demand Note
2006 (as of September 30, unaudited)	—	—	—	—
2005	—	—	—	—
2004	400,000	1,640	—	N/A
2003	400,000	3,610	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

BUSINESS
General
      We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer companies a comprehensive suite of financing solutions, including “one-stop” financing. Our “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. We also make equity co-investments which we generally expect to be less than $2.0 million. We primarily finance privately-held companies in transactions initiated by private equity sponsors.
      Our investment objective is to generate both current cash income and capital appreciation. To accomplish this objective, we seek to provide our stockholders with current income primarily from the interest on our debt investments and related origination fees, and to enable our stockholders to participate in the capital appreciation and potential long-term growth of our portfolio companies through warrants and other equity interests we acquire.
      Since we commenced investment operations in 2003, we have originated $327.2 million of investments, (which includes $27.4 million of currently unfunded commitments) primarily in transactions initiated by private equity sponsors. We typically make investments of $3 million to $20 million in companies with $10 million to $100 million in annual revenues that operate in diverse industry sectors. As of September 30, 2006, we had investments in 23 portfolio companies with an aggregate fair value of $217.2 million, including warrants to purchase shares of common stock in six of our portfolio companies with a fair value of $651,000 and equity investments in five portfolio companies with a fair value of $2.3 million. As of December 7, 2006, we received non-binding mandates for approximately $43.4 million of investment commitments in two prospective portfolio companies and two existing portfolio companies. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.
      As of September 30, 2006, senior secured revolving lines of credit, senior secured term loans, junior secured term loans and subordinated debt investments comprised approximately 2.9%, 53.4%, 17.2% and 25.2%, respectively, of our investment portfolio at fair value. Approximately 55.5% of our investments at fair value at September 30, 2006 were originated in connection with our “one-stop” financing. For the nine months ended September 30, 2006, the weighted average yield on all of our outstanding debt investments was approximately 13.7%, which reflects the positive impact of the realization of unamortized deferred financing fees associated with the early repayment of one of our investments. For the nine months ended September 30, 2006, the weighted average yield on all of our outstanding debt investments was approximately 13.2%, if we exclude the impact of the unamortized deferred financing fees realized in connection with such repayment.
      We are a closed-end, non-diversified investment company that has elected to be treated as a business development company under the 1940 Act. We are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.
      As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, income distribution and asset diversification requirements.

Corporate History and Information
      We were founded in November 2002 by Richard P. Buckanavage, our president and chief executive officer, Timothy W. Hassler, our chief operating officer and chief compliance officer, and Compass Group Investments, Inc., a private investment firm providing capital to middle market companies. Prior to our founding, Mr. Buckanavage was a managing director and the head of debt sales at GE Capital Markets, Inc. and Mr. Hassler was a director in the capital markets division of U.S. Bank National Association. Messrs. Buckanavage and Hassler have more than 35 years of combined experience lending to, and investing in, small- and mid-sized companies.
      We commenced investment operations in 2003, and, prior to our initial public offering, we conducted our business through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. originated, arranged and serviced the investments made by Wilton Funding, LLC, which invested in debt instruments and warrants of U.S.-based companies. On July 27, 2005, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc.
      Our principal executive offices are located at 274 Riverside Avenue, Westport, Connecticut 06880 and our telephone number is (203) 429-2700. We maintain a website on the Internet at www.patcapfunding.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.
Our Target Market
      We believe that the size of the small- to mid-sized company market is significant and underserved. Despite the size of this market, we believe that broad-based consolidation in the financial services industry has substantially reduced the number of financial institutions lending to the companies that we target. We believe that this trend toward greater concentration of assets in larger banks and financial institutions has reduced the availability of debt capital to small- to mid-sized companies from such financing sources.
      In our experience, lending to small- to mid-sized companies generally requires a greater dedication of a lender’s time and personnel resources as compared to lending to larger companies. Small- to mid-sized companies generally do not have publicly traded equity or debt securities, and public information about such businesses is typically limited. In addition, lenders to small- to mid-sized companies have to more actively monitor their investments and may need to become more directly involved in overseeing their operations. We believe that these factors have caused many large financial institutions with high cost structures to focus their lending activities on larger companies. To the extent that regional banks lend to small- to mid-sized companies, our experience is that these institutions tend to focus on senior financing and, as a result, do not provide a comprehensive suite of customized financing solutions to small- to mid-sized companies or the private equity sponsors investing in this market.
      These trends have, in our view, created a large, underserved market of small- to mid-sized companies with significant financing needs. Because we primarily provide capital to this target market in transactions initiated by private equity sponsors, we consider the private equity sponsor community to be an integral gateway to the market in which we operate. We generally target the sponsors of private equity funds with less than $250 million in assets that are focused on making investments in companies with $10 million to $100 million in annual revenues. We expect that private equity sponsors will continue to be active investors in our target market and they will seek debt financing to support their investments, which should provide opportunities for us to continue to partner with such firms.
Our Business Strategy
      Our investment objective is to generate both current cash income and capital appreciation through debt and equity investments in small- to mid-sized companies. We have adopted the following business strategy to achieve our investment objective:

•	Deliver a comprehensive suite of customized financing solutions in a responsive and efficient manner. Our goal is to provide a comprehensive suite of customized financing solutions in a responsive and efficient manner to private equity sponsors in connection with their proposed investments in small- to mid-sized companies. Private equity sponsors with whom we work require a high level of creativity and knowledge in structuring investment transactions. Our ability to provide financing across all levels of a company’s capital structure appeals to private equity sponsors that typically seek to rely on a limited number of third party financing sources for their investment transactions in order to facilitate and ensure the timely closing of such transactions. We believe our ability to provide a comprehensive suite of customized financing solutions sets us apart from other lenders that focus on providing a limited number of financing solutions.

•	Capitalize on our strong private equity sponsor relationships. We are committed to establishing, building and maintaining our private equity sponsor relationships. Our marketing efforts are focused on building and maintaining relationships with private equity sponsors that routinely make investments in the small- to mid-sized companies that we target. We believe that our relationships with private equity sponsors provide us with, in addition to potential investment opportunities, other significant benefits, including an additional layer of due diligence and additional monitoring capabilities. Private equity sponsors also provide our portfolio companies with significant benefits, including strategic guidance, an additional potential source of capital and operational expertise. We have assembled a management team that has developed an extensive network of private equity sponsor relationships in our target market over the last 15 years. We believe that our management team’s relationships with these private equity sponsors will provide us with significant investment opportunities.

•	Employ disciplined underwriting policies and maintain rigorous portfolio monitoring. We have an extensive investment underwriting and monitoring process. We conduct a thorough analysis of each potential portfolio company and its prospects, competitive position, financial performance and industry dynamics. We stress the importance of credit and risk analysis in our underwriting process. We believe that our continued adherence to this disciplined process will permit us to mitigate loan losses, to continue to generate a stable and diversified revenue stream of current income from our debt investments and provide us with the ability to make distributions to our stockholders.

•	Leverage the skills of our experienced management team. Our management team is led by our president and chief executive officer, Mr. Buckanavage, and our chief operating officer and chief compliance officer, Mr. Hassler, who combined have more than 35 years of experience in lending to, and investing in, small and mid-sized companies. The members of our management team have broad investment backgrounds, with prior experience at specialty finance companies, middle market commercial banks and other financial services companies. We believe that the experience and contacts of our management team will continue to allow us to effectively implement the key aspects of our business strategy.

Investment Selection
      Our management team has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. Our management team uses these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•	Established companies with positive cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis and that generate minimum annual EBITDA of $2 million. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Strong competitive position in industry. We analyze the strengths and weaknesses of target companies relative to their competitors. The factors we consider include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses or in industries with significant barriers to entry. We seek companies that demonstrate advantages when compared to their competitors, which may help to protect their market position and profitability.

•	Experienced management team. We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in concert with our interests as investors.

•	Diversified customer and supplier base. We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

•	Private equity sponsorship. We generally seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

•	Exit strategy. We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our debt investments and reinvest in their respective businesses. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment by internally generated cash flow. In addition, we will seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants, an initial public offering, a recapitalization or another capital market transaction.

Underwriting Process and Investment Approval
      An initial evaluation of each potential investment is performed by one of our investment professionals. To the extent a potential investment appears to meet our investment criteria, a pre-screening memorandum is prepared and presented to the investment committee detailing some or all of the following information:

•	Transaction description;

•	Company description, including product or service analysis, market position, market dynamics, customer and supplier analysis and evaluation of management;

•	Quantitative and qualitative analysis of historical financial performance and financial projections;

•	Competitive landscape;

•	Business strengths and weaknesses;

•	On-site visits with management and relevant employees;

•	Quantitative and qualitative private equity sponsor analysis; and

•	Potential investment structures, senior and total leverage multiples and investment pricing terms.
      If the investment committee votes to proceed, we submit a non-binding proposal to the prospective private equity sponsor and/or potential portfolio company. Once the private equity sponsor and/or potential portfolio company agree to the terms and conditions outlined in our financing proposal, we commence our full due diligence assessment, including:

•	Initial or additional on-site visits with management and relevant employees;

•	Review of historical and projected financial statements, including reports from third-party forensic accountants;

•	Interviews with customers and suppliers;

•	Research on products and services, market dynamics and competitive landscape;

•	Management background checks;

•	Review of material contracts;

•	Review by legal, environmental or other industry consultants, if applicable; and

•	Financial sponsor diligence, including portfolio company and lender reference checks.
      Upon completion of a satisfactory due diligence review, a full investment memorandum is prepared and distributed to the investment committee for final approval of the proposed investment. The investment committee is able to request additional due diligence or modify the financing structure or terms of the proposed investment. The approval of the investment committee is required before we proceed with any investment. Upon receipt of such approvals, we proceed to document and, upon satisfaction of applicable closing conditions, fund the investment.
      Our investment committee consists of our president and chief executive officer, Mr. Buckanavage, our chief operating officer and chief compliance officer, Mr. Hassler, our executive vice president and chief investment officer, Clifford L. Wells, and our executive vice president and managing director, Matthew R. Colucci.
      All actions described above that require the approval of our investment committee must be approved by each member of our investment committee at a meeting at which at least a majority of the members of our investment committee is present.
Investments
      We seek to continue to grow and manage a diversified portfolio that includes senior secured loans, junior secured loans, subordinated debt investments and equity investments. We generally target investments of approximately $3 million to $20 million in companies with annual revenues generally ranging between $10 million and $100 million. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer companies a comprehensive suite of financing solutions, including “one stop” financing. Our “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. Our loans may include both debt and equity components. The debt instruments provide for returns in the form of interest payments, including payment-in-kind or PIK interest, while the equity instruments, such as warrants and non-control, equity co-investments, provide us with an opportunity to participate in the capital appreciation of the portfolio company and, to a lesser extent, returns in the form of dividend payments, including payment-in-kind or PIK dividends.
Debt Investments
      We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. For example, we seek to limit the downside risks of our investments by:

•	negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights; and

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk.

Senior Secured Loans
      Our senior secured loans generally have terms of 4 to 7 years, provide for a variable or fixed interest rate and are secured by a first priority security interest in all existing and future assets of the borrower. We generally only invest in senior secured loans of a portfolio company in conjunction with an investment in a junior secured loan, subordinated debt investment or a “one-stop” financing. Our senior secured loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

Junior Secured Loans
      Our junior secured loans generally have terms of 5 to 7.5 years, provide for a variable or fixed interest rate and are secured by a second priority security interest in all existing and future assets of the borrower. We may invest in junior secured loans, such as “last out” senior notes or second lien notes, on a stand-alone basis, or in conjunction with a senior secured loan, a subordinated debt investment or a “one-stop” financing.

Subordinated Debt
      Our subordinated debt investments generally have terms of 5 to 7.5 years and provide for a fixed interest rate. A portion of our subordinated debt investments may be secured by a second priority security interest in the assets of the borrower. We may make subordinated debt investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. Our subordinated debt investments often include an equity component, such as warrants to purchase common stock in the portfolio company, and payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

“One-Stop” Financing
      Our “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. We believe our ability to provide “one-stop” financing sets us apart from other lenders who focus on only one or two layers of the capital structure. Subsequent to our closing of a “one-stop” financing, we may seek to exit lower yielding tranches of the financing by arranging for replacement financing by another lender.

Equity Investments
      When we provide a “one-stop” financing or when we make a subordinated debt investment, we may acquire warrants to purchase common stock or other equity interests in the portfolio company. The warrants we receive in connection with these investments generally are detachable and require only a nominal cost to exercise. In addition, we may from time to time make non-control, equity co-investments, which we generally expect to be less than $2.0 million in companies in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as warrants and direct equity co-investments, to provide us with minority rights provisions and event-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights. Certain equity investments include payment-in-kind of PIK dividends, which represent contractually deferred dividends added to our equity investment.
Portfolio Management
      We generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	Monthly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly review of borrowing base, if applicable;

•	Quarterly review of operating results, covenant compliance, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	Periodic face-to-face meetings with management teams and private equity sponsors of portfolio companies; and

•	Attendance at portfolio company board meetings through board seats or observation rights.

      In connection with the monitoring of our portfolio companies, each debt investment we hold is rated based upon the following five-level numeric investment rating system:

•	Investment Rating 1 — Investment that exceeds expectations and/or capital gain expected;

•	Investment Rating 2 — Investment generally performing in accordance with expectations;

•	Investment Rating 3 — Investment that requires closer monitoring;

•	Investment Rating 4 — Investment performing below expectations where a higher risk of loss exists; and

•	Investment Rating 5 — Investment performing significantly below expectations where we expect a loss.
      The following table shows the distribution of our debt investments on the 1 to 5 investment rating scale at fair value as of September 30, 2006 and December 31, 2005:

	September 30, 2006		December 31, 2005

	Debt		Debt
	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio

1	$18,166,562	8.5%	$16,069,312	11.5%
2	159,981,357	74.7	102,189,918	72.8
3	36,095,650	16.8	20,136,424	14.3
4	—	—	2,000,000	1.4
5	—	—	—	—

Total	$214,243,569	100.0%	$140,395,654	100.0%

      In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake more aggressive monitoring of the affected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.
Managerial Assistance
      As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.
Competition
      We compete for investments with a number of business development companies and other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer. We do not seek to compete primarily on the interest rates we offer to potential portfolio companies, and we believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees
      At September 30, 2006, we employed 11 individuals, including investment and portfolio management professionals, operations professionals and administrative staff.
Properties
      We do not own any real estate materially important to our operation. Currently, we lease office space in Westport, Connecticut for our corporate headquarters.
Legal Proceedings
      Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES
      The following table sets forth certain information as of September 30, 2006 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

ADAPCO, Inc. 550 Aero Lane Sanford, FL 32771	Distributor of specialty chemical and contract application services	Senior Secured Term Loan A(4)		$13,350,000	$13,350,000
		Common Stock	<5%	500,000	328,000

Agent Media Corporation 1255 Cleveland Street, Suite 200 Clearwater, FL 33755	Publisher of insurance industry periodicals	Senior Secured Term Loan A(4)		1,000,000	1,000,000
		Senior Secured Term Loan B(4)		2,130,105	2,130,105

	Warrants to Purchase Common Stock	<5%	31,000	51,200

Allied Defense Group, Inc. 8000 Towers Crescent Drive Suite 260 Vienna, VA 22182	Diversified defense company	Warrants to Purchase Common Stock	<5%	463,168	391,300

Arrowhead General Insurance Agency, Inc. 701 B Street, Suite 2100 San Diego, CA 92101	Insurance agency and program specialist	Junior Secured Term Loan(4)		5,000,000	5,062,500

Bare Escentuals Beauty, Inc. 71 Stevenson Street, 22nd Floor San Francisco, California	Marketer of mineral- based cosmetics and branded skin care products	Junior Secured Term Loan		1,000,000	1,000,000

Borga, Inc. 300 West Peach Street Fowler, CA 93625	Manufacturer of pre- fabricated metal building systems	Revolving Line of Credit(4)		500,000	500,000
		Senior Secured Term Loan A(4)		1,421,000	1,421,000
		Senior Secured Term Loan B(4)		1,816,500	1,816,500
		Senior Secured Term Loan C(4)		7,409,062	7,409,062
		Warrants to Purchase Common Stock	<5%	20,250	60,600

Cheeseworks, Inc. 247 Margaret King Avenue Ringwood, New Jersey 07045	Distributor of specialty cheese and food products	Revolving Line of Credit(4)		5,080,219	5,080,219
		Senior Secured Term Loan(4)		12,060,187	12,060,187

Copperhead Chemical Company, Inc. 2 River Road Tamaqua, PA 18252	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt(4)		4,784,938	4,784,938

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Dover Saddlery, Inc. 525 Great Road PO Box 1100 Littleton, MA 01460	Equestrian products catalog retailer	Senior Subordinated Debt(4)		$3,000,000	$3,000,000
		Warrants to Purchase Common Stock	<5%	148,200	147,800

Encore Legal Solutions, Inc. 10200 Grogan’s Mill Road, Suite 350 The Woodlands, TX 77380	Legal document management services	Junior Secured Term Loan A(4)		3,819,500	3,819,500
		Junior Secured Term Loan B(4)		6,907,625	6,907,625

		Senior Subordinated Debt(4)		5,060,109	5,060,109

		Warrants to Purchase Common Stock	<5%	350,000	—

EXL Acquisition Corp. 490 Wanda Park Boulevard Mt. Pleasant, SC 29464	Manufacturer of lab testing supplies	Senior Secured Term Loan A(4)		7,400,000	7,400,000

		Senior Secured Term Loan B(4)		2,388,000	2,388,000

		Senior Secured Term Loan D(4)		5,000,417	5,000,417

		Common Stock — Class A		2,475	51,300

		Common Stock — Class B		261,140	261,640

Fairchild Industrial Products, Co. 3920 West Point Blvd. Winston-Salem, NC 27103	Manufacturer of industrial controls and power transmission products	Senior Secured Term Loan A(4)		10,120,000	10,120,000
		Senior Secured Term Loan B(4)		2,800,000	2,800,000

		Senior Subordinated Debt		5,368,427	5,368,427

		Preferred Stock		390,698	390,698

		Common Stock		121,598	107,300

Impact Products, LLC 2840 Centennial Road Toledo, OH 43617	Distributor of janitorial supplies	Junior Secured Term Loan B(4)		7,462,500	7,462,500
		Senior Secured Term Loan C(4)		5,547,993	5,547,993

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Innovative Concepts in Entertainment, Inc. 10123 Main Street	Manufacturer of coin operated games	Senior Secured Term Loan A(4)		$5,550,000	$5,550,000
Clarence, NY 14031		Senior Secured Term Loan B(4)		3,582,000	3,582,000

		Senior Secured Term Loan C(4)		3,900,000	3,900,000

Keltner Enterprises, LLC(3) 2829 South Scenic Way Springfield, MO 65807	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt(4)		3,850,000	3,850,000

L.A. Spas, Inc. 1311 N. Blue Gum Street Anaheim, CA 92806	Manufacturer of above ground spas	Senior Subordinated Debt(4)		6,958,416	6,958,416
		Warrants to Purchase Common Stock	<5%	5,000	—

Natural Products Group, LLC(3) 9400 Jeronimo Irvine, CA 92618	Manufacturer and marketer of branded personal care products	Junior Secured Term Loan(4)		4,000,000	4,020,000

Prince Mineral Company, Inc. One Prince Plaza PO Box 1009 Quincy, IL 62306	Manufacturer of pigments	Junior Secured Term Loan(4)		3,600,000	3,600,000
		Senior Subordinated Debt(4)		10,541,985	10,541,985

Quartermaster, Inc. 17600 Fabrica Way	Retailer of uniforms and tactical equipment to law	Revolving Line of Credit(4)		600,000	600,000

Cerritos, CA 90703	enforcement and security professionals	Senior Secured Term Loan A(4)		6,000,000	6,000,000
		Senior Secured Term Loan B(4)		2,600,000	2,600,000

		Senior Secured Term Loan C(4)		3,175,289	3,175,289

R-O-M Corporation 6800 East 163rd Street Belton, MO 64012	Manufacturer of doors, ramps and bulk heads for fire trucks and food	Senior Secured Term Loan A(4)		3,105,334	3,105,334
	transportation	Senior Secured Term Loan B(4)		3,383,000	3,383,000

		Senior Subordinated Debt(4)		7,082,136	7,082,136

Robert Rothschild Farm, Inc. 3143 East State Route 36 Urbana, OH 43078	Manufacturer of specialty food products	Senior Secured Term Loan B(4)		4,650,000	4,650,000
		Senior Subordinated Debt(4)		4,850,189	4,850,189

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Sidump’r Trailer Company 53577 Highway 20 Plainview, Nebraska 68769	Manufacturer of side dump trailers	Senior Secured Term Loan A(4)		$2,800,000	$2,800,000
		Senior Secured Term Loan B(4)		2,350,000	2,350,000
		Senior Secured Term Loan C(4)		3,145,589	3,145,589

		Senior Subordinated Debt(4)		75,000	75,000

		Preferred Stock		79,296	79,296

		Common Stock		25	39,500

Smart, LLC Raritan Plaza I, 9th Floor Edison, NJ 08837	Provider of tuition management services	Senior Secured Term Loan A(4)		4,425,000	4,425,000
		Senior Secured Term Loan B(4)		3,510,549	3,510,549
		Common Stock Class B	<5%	1,000,000	1,003,300

Total investments				217,533,919	217,155,503
Unearned income				(3,278,752)	(3,278,752)

Total investments net of unearned
income				$214,255,167	$213,876,751

(1)	Represents percentage of class of underlying common stock issuable upon exercise of the warrants.

(2)	The fair value of all investments outstanding on September 30, 2006 was determined by our board of directors. We received valuation assistance from Duff & Phelps, LLC, an independent valuation firm, on our entire investment portfolio at September 30, 2006.

(3)	An affiliate of the listed portfolio company is also a borrower under this investment.

(4)	Pledged as collateral under our amended and restated securitization revolving credit facility. See “Description of our securities — Debt-Amended and Restated Securitization Revolving Credit Facility.”
Description of Portfolio Companies
      Set forth below is a brief description of each of our portfolio companies.
ADAPCO, Inc. — Sanford, Florida-based ADAPCO, Inc. is a distributor of specialty chemical and contract application services in the vector disease control field.
Agent Media Corporation — Clearwater, Florida-based Agent Media Corporation publishes numerous trade publications focused on the life, health and annuities segments of the insurance industry.
Allied Defense Group, Inc. — Vienna, Virginia-based Allied Defense Group, Inc. owns and manages a portfolio of defense and security businesses in the following niches: ordnance and manufacturing, environmental security and safety, electronic security, and software training and simulation.
Arrowhead General Insurance Agency, Inc. — San Diego, California-based Arrowhead General Insurance, Inc. is a privately held general insurance agency and program specialist.
Bare Escentuals Beauty, Inc. — San Francisco, California-based Bare Escentuals Beauty, Inc. markets mineral-based cosmetics and branded skin care products.

Borga, Inc. — Fowler, California-based Borga, Inc. is a manufacturer of pre-fabricated metal building systems and components for the agricultural, commercial and industrial markets.
Cheeseworks, Inc. — Ringwood, New Jersey-based Cheese Works, Inc. sells a wide variety of high-end imported and domestic cheeses complemented by a broad offering of specialty food products.
Copperhead Chemical Company, Inc. — Tamaqua, Pennsylvania-based Copperhead Chemical Company, Inc. is a manufacturer of nitroglycerin for pharmaceutical products (used in the treatment of angina and congestive heart failure) and a manufacturer of explosive materials for use in propellants, fuel additives and munitions applications.
Dover Saddlery, Inc. — Littleton, Massachusetts-based Dover Saddlery, Inc. is a supplier of English equestrian saddles, tack and riding apparel, and has the largest English equestrian catalog in the United States. Dover Saddlery, Inc. also serves the equestrian market through retail stores and its website, and has recently expanded into the western riding market through the acquisition of the catalog assets of a western riding catalog company.
Encore Legal Solutions, Inc. — Houston, Texas-based Encore Legal Solutions, Inc. offers a variety of outsourcing services to law firms and corporate counsel, including reprographics, document preparation, scanning, coding and indexing, electronic data discovery, on-line document storage, as well as trial consulting and trial exhibit production.
EXL Acquisition Corp. — the holding company of Mount Pleasant, South Carolina-based Environmental Express, Inc., a manufacturer and marketer of consumable environmental lab testing equipment and supplies.
Fairchild Industrial Products, Co. — Winston-Salem, North Carolina-based Fairchild Industrial Products, Co. is a designer and manufacturer of pneumatic and electro-pneumatic industrial control products.
Impact Products, LLC — Toledo, Ohio-based Impact Products, LLC is a manufacturer and distributor of non-chemical cleaning, maintenance and safety products.
Innovative Concepts in Entertainment, Inc. — Clarence, New York-based Innovative Concepts in Entertainment, Inc. is a manufacturer, marketer, and distributor of coin operated games.
Keltner Enterprises, LLC — Springfield, Missouri-based Keltner Enterprises, LLC is a distributor of automotive oils, chemicals and parts to auto parts retailers, oil distributors, grocery distributors, car and truck dealerships and other customers.
L.A. Spas, Inc. — Anaheim, California-based L.A. Spas, Inc. is a designer, manufacturer and marketer of high quality above ground spas, spa supplies and related products.
Natural Products Group, LLC — Irvine, California-based Natural Products Group, LLC is a manufacturer and marketer of personal care products.
Prince Mineral Company, Inc. — Quincy, Illinois-based Prince Mineral Company, Inc. is a producer of specialty mineral products with a particular focus on naturally occurring minerals and pigment applications. Prince Mineral Company, Inc. services a variety of industries and its products are used in bricks, cement, glass, steel and numerous other materials.
Quartermaster, Inc. — Cerritos, California-based Quartermaster, Inc. is a direct supplier of uniforms and tactical equipment to law enforcement and security professionals. Quartermaster, Inc. sells its products through its catalog, website, national accounts with security guard companies, two retail stores in Southern California and one retail store in Las Vegas, Nevada.
R-O-M Corporation — Kansas City, Missouri-based R-O-M Corporation is a designer, supplier and manufacturer of innovative niche products for the fire safety and food transportation industries. R-O-M

Corporation’s products includes R-O-M Robinson Shutterstm roll-up doors for emergency apparatus and service vehicles; LoadMakertm, Generation IItm and Center ZoneMakertm insulated bulkhead systems for the foodservice industry; RoadwarrioRtm and SidekicKtm safety walkramp systems for the food distribution industry; and LinksGuardtm security chain closures for building security.
Robert Rothschild Farm, Inc. — Urbana, Ohio-based Robert Rothschild Farm, Inc. is a manufacturer, marketer and distributor of a wide variety of branded specialty food products within the gourmet food product category.
Sidump’r Trailer Company — Plainview, Nebraska-based Sidump’r Trailer Company is a manufacturer of proprietary, patented, bi-directional side dump trailers.
Smart, LLC — Edison, New Jersey-based Smart, LLC is a provider of tuition management services to private schools through out the U.S.

MANAGEMENT
      Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.
      Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments. All such actions must be approved by each member of our investment committee at a meeting at which at least a majority of the members of our investment committee is present. See “— Additional Portfolio Management Information.”
Board of Directors and Executive Officers
      Under our restated certificate of incorporation, our directors are divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors
      Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Patriot Capital Funding as defined in Section 2(a)(19) of the 1940 Act.

Independent Directors

Name	Age	Position	Director Since	Expiration of Term

Steven Drogin	63	Director	2005	2009
Mel P. Melsheimer	67	Chairman	2005	2009
Richard A. Sebastiao	58	Director	2005	2009
Dennis C. O’Dowd	56	Director	2005	2007

Interested Directors

Name	Age	Position	Director Since	Expiration of Term

Richard P. Buckanavage	43	Director, President and Chief Executive Officer	2003	2008
Timothy W. Hassler	38	Director, Chief Operating Officer and Chief Compliance Officer	2002	2008
      The address for each director is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue,
Westport, CT 06880.

Executive Officers
      The following persons serve as our executive officers in the following capacities:

Name	Age	Position

Richard P. Buckanavage	43	President and Chief Executive Officer
Timothy W. Hassler	38	Chief Operating Officer and Chief Compliance Officer
William E. Alvarez, Jr.	53	Executive Vice President, Chief Financial Officer and Secretary
Clifford L. Wells	51	Executive Vice President and Chief Investment Officer
Matthew R. Colucci	34	Executive Vice President and Managing Director
      The address for each executive officer is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.
Biographical Information

Independent Directors
      Steven Drogin has been a member of our board of directors since June 2005. He retired from KPMG LLP in 2003 where he worked for 38 years and served as an audit partner since 1976. From 1992 until he retired, Mr. Drogin was a member of KPMG’s Financial Services Practice. Mr. Drogin is a Certified Public Accountant (“CPA”) and a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs (“NYSSCPA”). He has served on several of NYSSCPA’s committees. From 1990 to 1992, he was the Chairman of the NYSSCPA’s Leasing and Financial Services Companies Committee.
      Mel P. Melsheimer has been a member of our board of directors since June 2005 and became the chairman of the board of directors in August 2006. He is currently the president and a director of Linkhorn Capital Advisors, Inc., an entity which is a managing member of Masters Capital Nanotechnology, LLC, a venture capital general partner. From February 1997 to December 2004, Mr. Melsheimer served as the president, chief operating officer and chief financial officer of Harris & Harris Group, Inc., a publicly traded business development company. During his tenure at Harris & Harris Group, Mr. Melsheimer also served as the chief compliance officer, the treasurer and a managing director. From March 1994 to February 1997, he served as a consultant to Harris & Harris Group or as an officer and a director to one of its portfolio companies. From November 1992 to February 1994, he served as executive vice president, chief operating officer and secretary of Dairy Holdings, Inc., a privately-held dairy company.
      Richard A. Sebastiao has been a member of our board of directors since June 2005. He is the founder of RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm. Since December 1989, he has served as the president of RAS Management. As president of RAS Management, Mr. Sebastiao has also served, on an interim basis, as the chief restructuring officer and/or chief executive officer of several entities which retained RAS Management in connection with their restructurings. Since February 2003, Mr. Sebastiao has also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. Since December 2005, he has served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores.
      Dennis C. O’Dowd has been a member of our board of directors since June 2005. He has been a financial and business consultant since 1980 and maintains an active portfolio in timber and real estate. From 1983 to 2000, Mr. O’Dowd also served in various capacities, including chief executive officer, of the U.S. branch and related financial and investment companies of Creditanstalt Bankverein, an Austrian-based financial institution, which later merged with Bank Austria. Prior to joining Creditanstalt Bankverein, Mr. O’Dowd worked at Nederlandsche Middenstandsbank from 1979 to 1983, Fidelity Bank from 1977 to 1979 and he began his banking career at Chemical Bank in 1970.

Interested Directors
      Messrs. Buckanavage and Hassler are interested persons of Patriot Capital Funding under the 1940 Act because they are also officers of Patriot Capital Funding.
      Richard P. Buckanavage has been a member of our board of directors since June 2003. He is our president and chief executive officer. Prior to founding Patriot Capital Funding, Mr. Buckanavage was a managing director and the head of debt sales at GE Capital Markets, Inc. (“GE”) from 1999 to 2003 where he was responsible for all domestic debt syndication and private placement activities. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity unit that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors.
      Timothy W. Hassler has been a member of our board of directors since November 2002. He is our chief operating officer and chief compliance officer. Prior to founding Patriot Capital Funding, Mr. Hassler was a director in the capital markets division of U.S. Bank National Association and its predecessors from 1999 to 2002. During that time, he focused on originating, structuring and negotiating senior debt and junior capital investments for middle market leveraged transactions in the manufacturing, distribution, and food and agribusiness industries. From 1991 to 1999, Mr. Hassler worked in a middle market lending group of U.S. Bank National Association and its predecessors, where he was a relationship manager for a more than $200 million portfolio of middle market loans outstanding, with over $500 million of commitments. In this capacity, he was responsible for new business development, portfolio management and underwriting. Mr. Hassler began his career in the training program of U.S. Bank National Association and its predecessors in 1990.

Executive Officers
      The biographical information for Richard P. Buckanavage, our president and chief executive officer, and Timothy W. Hassler, our chief operating officer and chief compliance officer, are set forth above under “— Interested Directors.”
      William E. Alvarez, Jr. serves as our executive vice president, chief financial officer and secretary. Prior to joining Patriot Capital Funding in December 2004, Mr. Alvarez was an executive financial consultant at Trans-Lux Corporation, a public media and communication company, from February 2003 to December 2004. During that period, he was responsible for operations restructuring, SEC reporting and compliance with the Sarbanes-Oxley Act of 2002. From 2001 to 2003, Mr. Alvarez was employed by Bond Technologies, Inc., a privately-held professional technology consulting services firm, as chief financial officer. From 1998 to 2001, Mr. Alvarez was employed by Dynax Solutions, Inc., a privately-held professional technology consulting services firm, as chief financial officer. From 1992 to 1998, Mr. Alvarez was employed by NYFIX, Inc., a publicly-held developer of electronic trading and routing systems, as chief financial officer and secretary. Mr. Alvarez began his career at Deloitte & Touche, LLP in 1976 where he was primarily responsible for servicing financial services companies. Mr. Alvarez is a Certified Public Accountant.
      Clifford L. Wells serves as our executive vice president and chief investment officer. Prior to joining Patriot Capital Funding in 2004, Mr. Wells was senior vice president — credit risk/ portfolio management at the US branch of Abbey National Treasury Services from 2002 to 2004. In that role, he provided credit analysis for middle market leveraged transactions, managed risks associated with a portfolio of distressed assets and provided day-to-day risk management of an oil and natural gas portfolio of nearly $1 billion.

From 1996 to 2002, Mr. Wells served as senior vice president and northeast/ mid-atlantic region manager for Creditanstalt Corporate Finance, Inc., a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors, where he was responsible for all facets of the deal process including sourcing, structuring, closing and managing of senior and junior capital opportunities for middle market cash-flow transactions. He was also involved in implementing appropriate strategies for a portfolio of underperforming investments. His professional background also includes lending positions with Heller Financial, Inc., US West Financial Services, Inc. and GATX Capital Corporation. He started his career as an auditor with Arthur Andersen & Company. Mr. Wells is a Certified Public Accountant.
      Matthew R. Colucci serves as our executive vice president and managing director. Prior to joining Patriot Capital Funding in December 2003, Mr. Colucci was a vice president in GE’s Merchant Banking Group (and with its predecessor, Heller Financial, Inc.) from 1998 to 2003. During that period, he was responsible for originating, structuring, underwriting and monitoring both senior and junior capital investments in middle market leveraged transactions. From 1996 to 1998, Mr. Colucci was a senior associate in the Corporate Finance Group of Bayerische Landesbank, a German commercial bank. He began his career in 1994 as a bond analyst for The Aetna Casualty & Surety Company.
Committees of the Board of Directors
      Our board of directors has the following committees:
Audit Committee
      The audit committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The members of the audit committee are Messrs. Melsheimer, Sebastiao and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. Mr. Melsheimer serves as the chairman of the audit committee. Our board of directors has determined that Mr. Melsheimer is an “audit committee financial expert” as defined under SEC rules. During 2005, the audit committee met three times.
Compensation Committee
      The compensation committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our executive officers. The members of the compensation committee are Messrs. Sebastiao, O’Dowd and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. Mr. O’Dowd serves as the chairman of the compensation committee. During 2005, the compensation committee met once.
Nominating and Corporate Governance Committee
      The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee of the board and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Messrs. Melsheimer, O’Dowd and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. Mr. Drogin serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee did not meet in 2005.

Valuation Committee
      The valuation committee is responsible for reviewing and approving for submission to our board of directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The members of the valuation committee are Messrs. O’Dowd, Melsheimer and Sebastiao, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. Mr. Sebastiao serves as the chairman of the valuation committee. During 2005, the valuation committee met twice.
Executive Committee
      The executive committee may exercise those rights, powers and authority that the board of directors from time to time grants to it, except where action by the full board is required by statute, an order of the SEC or our restated certificate of incorporation or restated bylaws. The members of the executive committee are Messrs. Buckanavage, Hassler and O’Dowd. Mr. O’Dowd is the only member of the executive committee who is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. During 2005, the executive committee met five times.
Additional Portfolio Management Information
      Our investment committee reviews and approves our investments. All such actions must be approved by each member of our investment committee at a meeting at which at least a majority of the members of our investment committee is present. The four members of our investment committee are our president and chief executive officer, Mr. Buckanavage; our chief operating officer and chief compliance officer, Mr. Hassler; our executive vice president and chief investment officer, Mr. Wells; and our executive vice president and managing director, Mr. Colucci. See “— Board of Directors and Executive Officers — Biographical Information,” for further information about the business experience of each executive officer on our investment committee. The compensation of each executive officer on the investment committee is determined by the compensation committee of our board of directors. The executive officers on the investment committee are compensated in the form of annual salaries, annual cash bonuses and stock options. See “Compensation of Executive Officers and Directors” and “Compensation of Executive Officers and Directors — Employment Agreements.” Because each of the executive officers on our investment committee only provide services to us, there will be no conflicts of interest with respect to their management of other accounts or investment vehicles.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
      The following table sets forth information regarding the compensation earned during the year ended December 31, 2005 by all of our directors and three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served.

	Aggregate		Pension or	Total
	Compensation	Securities	Retirement Benefits	Compensation from
	from the	Underlying	Accrued as Part of	the Company
Name	Company(1)	Options	Company Expenses(2)	Paid to Directors(3)

Interested Directors:
I. Joseph Massoud(4)	—	—	—	—
Chairman
Richard P. Buckanavage	$634,435	503,156	$8,400	—
President, Chief Executive Officer
and Director
Timothy W. Hassler	633,659	503,156	8,400	—
Chief Operating Officer,
Chief Compliance Officer
and Director
Independent Directors:
Steven Drogin	28,250	—	—	$28,250
Director
Mel P. Melsheimer(5)	22,750	—	—	22,750
Director
Richard A. Sebastio	30,500	—	—	30,500
Director
Dennis C. O’Dowd	27,750	—	—	27,750
Director
Executive Officer:
Matthew R. Colucci	335,741	201,262	8,400	—
Executive Vice President and
Managing Director

(1)	Includes whole life and disability insurance premiums for Messrs. Buckanavage and Hassler and term life and disability insurance premium for Mr. Colucci, paid in each case by us.

(2)	The amounts represent a contribution made by us pursuant to our 401(k) plan for such executive officer.

(3)	Consists only of directors’ fees we paid in 2005. Such fees are also included in the column entitled “Aggregate Compensation from the Company.”

(4)	Mr. Massoud resigned from our board of directors in August 2006.

(5)	Mr. Melsheimer was appointed chairman of our board of directors in August 2006.
     The chairman of our board of directors and our independent directors receive an annual fee of $28,000 and $18,000, respectively. The chairman of our board of directors and our independent directors also receive $3,500 in connection with attending each board meeting. In addition, each member of the audit committee, compensation committee, nominating and corporate governance committee and valuation committee, other than the chairman of such committee, receives $1,500 in connection with attending each committee meeting. Each chairman of such committees receives $2,500 in connection with attending each committee meeting. Also, any independent director requested to participate in a meeting of the executive committee receives $2,500 in connection with participating in each such meeting. Meeting fees are reduced by 50% in the event that a director does not attend such board meeting in-person.

Stock Option Awards
      The following tables set forth the details relating to option grants in 2005 to our three highest paid executive officers under our stock option plan, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. Our non-employee directors are not currently permitted to receive option grants under our stock option plan. See “— Compensation Plans — Stock Option Plan.”
Option Grants During 2005

					Potential Realizable
		Percent of			Value at Assumed		Value of
	Number of	Total			Annual Rates of Stock		Unexercised
	Securities	Options			Appreciation Over		“In-the-
	Underlying	Granted	Exercise		5-Year Term(4)		Money”
	Options	in	Price Per	Expiration			Options as of
Name	Granted(1)(2)	2005(3)	Share	Date	5%	10%	12/31/05(5)

Richard P. Buckanavage	503,156	38.7%	$14.00	08/02/2015	$1,946,200	$4,300,500	$0
President and Chief Executive
Officer
Timothy W. Hassler	503,156	38.7	$14.00	08/02/2015	$1,946,200	$4,300,500	$0
Chief Operating Officer and
Chief Compliance Officer
Matthew R. Colucci	201,262	15.5	$14.00	08/02/2015	$778,500	$1,720,200	$0
Executive Vice President and
Managing Director

(1)	All options granted to officers in 2005 vest over three years, with one-third of such options vesting on each of the first three anniversaries of the grant date.

(2)	This column also represents the number of unexercised options held by each executive officer at December 31, 2005.

(3)	In 2005, we granted options to purchase a total of 1,301,496 shares.

(4)	Potential realizable value is calculated on 2005 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by us of the option holder. The potential realizable value will not necessarily be realized.

(5)	Value of unexercised option is calculated as the closing market price on December 31, 2005, net of the option exercise price, but before any tax liabilities upon the exercise of options. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2005. None of the options held by Compensated Persons at December 31, 2005 were “in-the-money.”
Option Exercises and Year-End Option Values
      None of our three highest paid executive officers exercised any options during 2005.
Employment Agreements

Employment Agreements of Messrs. Buckanavage and Hassler
      On August 2, 2005, we entered into employment agreements with Messrs. Buckanavage and Hassler that provide for a three-year term.
      The initial base salary under the employment agreements of each of Messrs. Buckanavage and Hassler is $300,000. Our board of directors has the right to increase the base salary during the term and also to decrease it if such reduction is implemented by us as part of an overall general salary reduction affecting all of our employees and certain other conditions are satisfied.
      The employment agreements also provide that each of the executive officers is entitled to receive an annual bonus based on an award range of 50% of the executive officer’s then-current base salary for achieving certain base performance objectives and 175% of the executive officer’s then-current base salary for achieving the highest level of performance objectives. The compensation committee of the board of directors will establish such performance objectives annually. In addition, the compensation committee is authorized to award a discretionary bonus to the executive officers even if the applicable performance objectives have not been fully met.
      Each of the executive officers is also contractually entitled to participate in our stock option plan, which is described below. The employment agreements provide that Messrs. Buckanavage and Hassler will each receive no fewer than 20% of the options to be available for grant under our stock option plan to members of our senior management after the completion of this offering and our next public offering of common stock. All such options will have an exercise price which shall not be less than the fair market value of our common stock on the date of grant. These options will vest ratably over a three-year period, with one-third of such options vesting on each of the first three anniversaries of the grant date.
      Pursuant to the employment agreements, if the executive officer’s employment is terminated by such executive officer without good reason (as defined in the employment agreements) or due to death or a disability, the executive officer or his beneficiary would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, if the executive officer’s employment is terminated due to death or a disability, the executive officer or his beneficiary will be entitled to receive an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement, paid in a lump sum. Furthermore, in the case of termination of employment due to death, the executive officer’s beneficiary will be entitled to an amount equal to between one and one and one-half times the sum of his annual base salary in the current year and his average bonus during the term of the agreement, paid in a lump sum.
      If either of Messrs. Buckanavage and Hassler terminates his employment for good reason, or if we terminate his employment other than for cause, he will be entitled to receive, among other things, an amount equal to between one and one and one-half times the sum of his annual base salary in the then current year and his average bonus during the term of the agreement, paid over one to one and one-half years in monthly installments. In addition, the executive officer will be entitled to receive an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement. Moreover, he will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. He will also be entitled to receive benefits under any group health and life insurance for up to one and one-half years after termination. Finally, the executive officer’s options shall become fully vested upon termination.
      If the executive officer terminates his employment for any reason in the seven month period after a change in control (as defined in his employment agreement), the executive officer will be entitled to receive the amounts and benefits set forth in the immediately preceding paragraph. If the executive officer terminates his employment for good reason (for this purpose only, the term good reason has a slightly modified meaning under the employment agreements), or if we terminate the executive officer’s employment without cause within one year following a change in control, the executive officer will be entitled to receive an amount equal to three times the sum of his annual base salary in the then current year and his average bonus during the term of the agreement, paid over three years in monthly installments. In addition, the executive officer will be entitled to receive an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement. Moreover, the executive officer will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive officer will also be entitled to receive benefits under any group health and life insurance for up to three years after termination. In addition, upon change in control, regardless of whether the executive officer terminates employment, the executive officer’s options will become fully vested.
      After an executive officer’s termination of employment for any reason and for a period equal to the greater of one year or the period during which the executive officer is receiving severance payments, the employment agreements prohibit such executive officer from soliciting any of our employees, clients and certain prospective clients. For this same time period, the employment agreements also prohibit each of the executive officers from engaging in any business activity that competes with us. The employment agreements also require that each of the executive officers protect our confidential information. Finally, each executive officer will be required to enter into an agreement with us that provides for a general release of all legal claims that are or may be held by each such executive officer against us in order for such officer to receive any severance payments pursuant to the employment agreements.

Employment Agreements of Messrs. Alvarez, Wells and Colucci
      On December 16, 2005, we entered into employment agreements with our executive vice president, chief financial officer and secretary, William E. Alvarez, Jr.; our executive vice president and chief investment officer, Clifford L. Wells; and our executive vice president and managing director, Matthew R. Colucci.
      The employment agreements with Messrs. Alvarez and Wells provide for a two-year term that commenced on December 16, 2005. The employment agreement with Mr. Colucci provides for a three-year term that commenced on December 16, 2005.
      Under the terms of their respective employment agreements, the initial base salary of each of Messrs. Alvarez and Wells will be $200,000, and the initial base salary of Mr. Colucci will be $185,000. Our board of directors will have the right to increase the base salary during such term and also to decrease each executive officer’s salary if such reduction is implemented by us as part of an overall general salary reduction affecting all of our employees and certain other conditions are satisfied. Additionally, we paid to each officer in a lump sum an amount equal to the difference between his base salary immediately before entering into the employment agreement and the base salary set forth above for the period from August 1, 2005 through December 16, 2005.
      The employment agreements for Messrs. Alvarez and Wells provide that each officer is entitled to receive an annual bonus based on an award range of 25% of the executive officer’s then-current base salary for achieving certain base performance objectives and 75% of the executive officer’s then-current base salary for achieving the highest level of performance objectives. Mr. Colucci is entitled to receive an annual bonus based on an award range of 50% of his then-current base salary for achieving certain base performance objectives and 150% of his then-current base salary for achieving the highest level of performance objectives. The compensation committee of our board of directors will establish such performance objectives annually. In addition, the compensation committee is authorized to award a discretionary bonus to the executive officers even if the applicable performance objectives have not been fully met.
      Each of the executive officers will also be contractually entitled to participate in our stock option plan. In addition, Mr. Colucci’s employment agreement further provides that he will receive no fewer than 8.0% of the options to be available for grant to members of our senior management after the completion of this offering and our next public offering of common stock. All options to be granted pursuant to the employment agreement will have an exercise price which is not less than the fair market value of our common stock on the date of grant. The options will also vest ratably over a three-year period, with one-third of such options vesting on each of the first three anniversaries of the grant date.
      Pursuant to the employment agreements, if the executive officer’s employment is terminated by such executive officer without good reason (as defined in the employment agreements) or due to death or a disability, the executive officer or his beneficiary would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, if the executive officer’s employment is terminated due to death or a disability, the executive officer or his beneficiary will be entitled to receive an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement, paid in a lump sum. Furthermore, in the case of termination of employment due to death, the executive officer’s beneficiary will be entitled to an amount equal to one-half of the sum of his annual base salary in the current year and his average bonus during the term of the agreement, paid in a lump sum.

      If the executive officer’s employment is terminated for good reason, or if we terminate his employment other than for cause, he will be entitled to receive, among other things, an amount equal to the sum of, in the case of Messrs. Alvarez and Wells, and one and one-half of the sum of, in the case of Mr. Colucci, his annual base salary in the then current year and his average bonus during the term of the agreement, paid in equal monthly installments, except that the first six months of installments will be paid in a single lump sum six months after the executive officer’s termination of employment, and the remaining installments paid monthly thereafter. In addition, the officer will be entitled to receive a lump sum amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement. Moreover, each officer will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. Messrs. Alvarez and Wells will also be entitled to receive employer paid benefits under any group health and life insurance for up to 12 months after termination and Mr. Colucci will be entitled to receive such benefits for up to 18 months after termination. Finally, the executive officer’s options shall become fully vested upon termination.
      For a period of one year after an executive officer’s termination of employment for any reason, the employment agreements prohibit such executive officer from soliciting any of our employees, portfolio companies and certain prospective clients. For this same time period, the employment agreements also prohibit each of the executive officers from engaging in any business activity that competes with us within certain geographic boundaries. The employment agreements also require that each of the executive officers protect our confidential information. Finally, each executive officer will be required to enter into an agreement with us that provides for a general release of all legal claims that are or may be held by each such executive officer against us in order for such officer to receive any severance payments pursuant to the employment agreements.
Compensation Plans

Stock Option Plan
      Our stock option plan is intended to encourage stock ownership in us by our officers and directors. The principal objective in awarding stock options to our eligible officers and directors is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation to the performance of our stock and the value delivered to stockholders.
      A total of 2,431,677 shares of common stock are reserved for issuance under our stock option plan. As of October 4, 2006, we had granted options to purchase 2,204,496 shares of our common stock to our executive officers and employees. Stock options are granted under the stock option plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if our stock price increases. Each option will state the period or periods of time within which the option may be exercised, which may not exceed ten years from the date of grant. The compensation committee will determine the amount and features of the stock options, if any, to be awarded to optionees. The compensation committee will evaluate a number of criteria, including the past service of each such optionee to us, the present and potential contributions of such optionee to our success and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the stock option plan, including the recipient’s current stock holdings, years of service, position with us and other factors. The compensation committee will not apply a formula assigning specific weights to any of these factors when making its determination. The compensation committee will award stock options on a subjective basis and such awards will depend in each case on the performance of the officer or director under consideration, and in the case of new hires, their potential performance.
      The stock option plan is designed to satisfy the conditions of Section 422 of the Code so that, if the compensation committee so elects, options granted under the stock option plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.
      Under current SEC rules and regulations applicable to business development companies, a business development company may not grant options to non-employee directors. We may decide to apply for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our non-employee directors as a portion of their compensation for service on our board of directors.

401(k) Plan
      We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have one year of service are eligible to participate. Eligible employees have the opportunity to contribute their compensation on a pre-tax salary basis into the 401(k) plan up to $15,000 annually for the 2006 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the 2006 plan year will be eligible to defer an additional $5,000 during 2006. In addition, for the 2006 plan year, we will contribute up to 4% (1% of which is discretionary) of the lesser of (i) each participant’s eligible compensation for the year and (ii) $220,000, to each participant’s plan account on the participant’s behalf, which will be fully vested at the time of the contribution.

CERTAIN RELATIONSHIPS
      We were capitalized by affiliates of Compass Group Investments, Inc., which provided us with $30.1 million of equity capital, a $400,000 demand note and a $2.0 million secured revolving line of credit.
      Prior to our initial public offering, Compass Group Investments, Inc. beneficially owned 100% of our equity interests. As of December 7, 2006, Compass Group Investments, Inc. beneficially owned 6.5% of our outstanding shares of common stock through an indirect subsidiary, Wilton Funding Holdings, LLC.
      Prior to our initial public offering, Kilgore Consulting CPM LLC, an entity affiliated with Compass Group Investments, Inc., provided consulting services to us. Pursuant to the consulting agreement, Kilgore Consulting regularly analyzed the viability and performance of certain investments and advised us with respect to the suitability of additional investment opportunities. Under the consulting agreement, we paid Kilgore Consulting an annual fee of $500,000 for such consulting services. Pursuant to the consulting agreement, we elected to defer the payment of such consulting fees until the later of January 1, 2006 or the termination of the agreement. This consulting agreement was terminated on July 27, 2005. We used a portion of the net proceeds we received in our initial public offering to pay all accrued but unpaid consulting fees owed under the consulting agreement at the time of its termination.
      Prior to our initial public offering, Philan LLC, an entity affiliated with Compass Group Investments, Inc., provided consulting services to us. Pursuant to the consulting agreement, Philan LLC analyzed our business and assisted us in developing and planning the implementation of operating and internal growth strategies. Under the consulting agreement, we paid Philan LLC an annual fee of $500,000 for such consulting services. This consulting agreement was terminated on July 27, 2005. We used a portion of the net proceeds we received in our initial public offering to pay all accrued but unpaid consulting fees owed under the consulting agreement at the time of its termination.
      On February 11, 2003, we entered into a $120.0 million financing agreement with an unaffiliated lender to finance our investments in portfolio companies. On August 2, 2005, we used the proceeds from our initial public offering to repay all of our outstanding obligations under this financing agreement. We also entered into an indemnity agreement with the lender pursuant to which we agreed to indemnify the lender for any and all losses incurred by the lender as a result of the breach by Compass Group Investments, Inc. or its affiliates of a non-competition agreement, dated February 11, 2003, between the lender and Compass Group Investments, Inc. The indemnity agreement contained a liquidated damages provision, which required us to pay the lender $2.0 million if such a breach occurred before we had borrowed 50% of the lending limit under the financing agreement and $1.0 million if such a breach occurred after we had borrowed 50% of the lending limit under the financing agreement.
      On February 11, 2003, we entered into a $2.0 million revolving credit agreement with an entity affiliated with Compass Group Investments, Inc. On July 12, 2005, we repaid all outstanding borrowings under this revolving credit agreement and terminated the revolving credit agreement in conjunction with such repayment.
      During 2004, we engaged RAS Management Advisors, Inc. to provide us certain due diligence services in connection with our evaluation of a proposed portfolio investment. RAS Management Advisors, Inc. was paid approximately $19,000 by us for such services. During 2003, we paid RAS Management Advisors, Inc. approximately $13,000 in connection with its provision of certain due diligence services to us. In each case, our portfolio companies subsequently reimbursed us for such expenditures. Richard A. Sebastiao, a member of our board of directors, is the founder, owner and president of RAS Management Advisors, Inc.
      In November 2002, we entered into an informal arrangement with Compass International, the entity formerly providing investment advisory services to Compass Group Investments, Inc., under which we occupied space at Compass International’s offices located in Westport, Connecticut in exchange for allowing Compass International to use certain of our administrative personnel. In October 2005, we entered into a lease agreement for new office space in Westport, Connecticut with an unaffiliated third-party. As a result, we terminated our informal arrangement with Compass International on October 1, 2005.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDER
      The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of December 7, 2006. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. In accordance with such rule, a person shall be deemed to be the beneficial owner of a security if that person has the right to acquire such security within 60 days of December 7, 2006 through the exercise of any option.

	Shares Beneficially Owned

Name	Number		Percentage(1)

Compass Group Investments, Inc.(2)	1,031,929		6.5%
Interested Directors:
Richard P. Buckanavage	278,253	(3)	1.8%
Timothy W. Hassler	277,424	(3)	1.8%
Independent Directors:
Steven Drogin	1,000		*
Mel P. Melsheimer	6,000		*
Richard A. Sebastiao	4,850		*
Dennis O’Dowd	2,000		*
Executive Officers:
William E. Alvarez, Jr.	25,138	(3)	*
Clifford L. Wells	24,473	(3)	*
Matthew R. Colucci	105,826	(3)	*
All Directors and Officers as a Group(5)	724,964	(4)	4.6%

 *      Less than 1.0%

(1)	Based on a total of 15,821,994 shares of our common stock issued and outstanding on December 7, 2006.

(2)	Wilton Funding Holdings, LLC is the record holder of all of these shares. Wilton Funding Holdings, LLC is indirectly owned and controlled by Compass Group Investments, Inc. As a result, Compass Group Investments, Inc. may be deemed to beneficially own the shares held by Wilton Funding Holdings, LLC.

Compass Wilton Partners, LP is the sole member of Wilton Funding Holdings, LLC; Concorde Wilton Holdings, LP is the principal limited partner of Compass Wilton Partners, LP; and Navco Management, Inc. is the general partner of Compass Wilton Partners, LP and Concorde Wilton Holdings, LP, and, as a result, each of Compass Wilton Partners, LP, Concorde Wilton Holdings, LP and Navco Management, Inc. may be deemed to beneficially own the shares of common stock held by Wilton Funding Holdings, LLC. Compass Group Investments, Inc. is the sole limited partner of Concorde Wilton Holdings, LP.

Arthur Coady is a director of Navco Management, Inc. and, as a result, may be deemed to beneficially own the shares of common stock held by Wilton Funding Holdings, LLC.

Arthur Coady and each of the entities discussed herein disclaims beneficial ownership of the shares of common stock referred to herein, except to the extent of their pecuniary interest therein.

The address for Arthur Coady and all of the entities discussed herein is c/o Compass Group Investments, Inc., Bayside Executive Park, West Bay Street and Blake Road, Nassau Bahamas.

(3)	Includes shares of our common stock issuable upon the exercise of options exercisable within 60 days of December 7, 2006 as follows: Richard P. Buckanavage (221,190 shares), Timothy W. Hassler (221,190 shares), William E. Alvarez, Jr. (21,973 shares), Clifford L. Wells (21,973 shares) and Matthew R. Colucci (99,170 shares).

(4)	Includes 585,496 shares of our common stock issuable upon the exercise of options exercisable within 60 days of December 7, 2006.

(5)	The address for all officers and directors is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

     The following table sets forth, as of December 7, 2006, the dollar range of our equity securities beneficially owned by each of our directors and our executive officers.

Dollar Range of Equity
Securities Beneficially
Interested Directors	Owned(1)(2)(3)

Richard P. Buckanavage	over $1,000,000
Timothy W. Hassler	over $1,000,000

Independent Directors

Steven Drogin	$10,001-$50,000
Mel P. Melsheimer	$50,001-$100,000
Richard A. Sebastiao	$50,001-$100,000
Dennis C. O’Dowd	$10,001-$50,000
Executive Officers

William E. Alvarez, Jr.	$100,001-$500,000
Clifford L. Wells	$100,001-$500,000
Matthew R. Colucci	over $1,000,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(2)	The dollar range of equities securities beneficially owned by our directors is based on the closing price of $14.90 for our common stock on December 7, 2006 on The Nasdaq Global Select Market.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

DETERMINATION OF NET ASSET VALUE
Quarterly Net Asset Value Determinations
      We determine the net asset value per share of our common stock on a quarterly basis. We disclose these net asset values in the periodic reports we file with the SEC. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.
      Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the board of directors. Since there will typically be no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      Our process for determining the fair value of our investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.
      To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In deciding on a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.
      The fair value of our investments at September 30, 2006, December 31, 2005 and December 31, 2004 was determined by our board of directors. We received valuation assistance from Duff & Phelps, LLC, an independent valuation firm, on our entire investment portfolio at September 30, 2006 and December 31, 2005, and for each of the quarters commencing with the quarter ended December 31, 2004.
      Our board of directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our investment committee;

•	Duff & Phelps, LLC, an independent valuation firm engaged by us, reviews these preliminary valuations and prepares an independent valuation report;

•	The valuation committee of our board of directors reviews the preliminary valuations and Duff & Phelps, LLC responds to and supplements the preliminary valuations to reflect any comments provided by the valuation committee; and

•	Our board of directors determines the fair value of each investment in our portfolio in good faith after considering the input of the valuation committee and Duff & Phelps, LLC.
      Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
Determinations in Connection with Offerings
      In connection with any offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.
      Importantly, this determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

      Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we are required to provide in certain registration statements we may file from time to time with the SEC) to suspend the offering of shares of our common stock pursuant to any such registration statement if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus included in such registration statement is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.
      These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN
      We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
      No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
      Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
      We use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
      There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
      Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
      Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.investpower.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s at 1-877-366-6442.
      The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, NY 10038 or by telephone at 1-718-921-8200.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
      The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
      A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
      A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.
      If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
      Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
      As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Conversion to RIC Status
      We have elected to be treated as a RIC under Subchapter M of the Code. Prior to that date, we were taxed as a regular corporation under Subchapter C of the Code (a “C corporation”). As of the effective date of that election, we held assets (including intangible assets not reflected on the balance sheet, such as goodwill) that had “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis. In general, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time. We did not make this election. As a result, any such corporate level tax will be payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC, and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of realized net short-term capital gains over realized net long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains.
      Although C corporations converting to RIC status are required to distribute, prior to the end of their first taxable year as a RIC, any earnings and profits attributable to their C corporation taxable years, we had no such earnings and profits and therefore did not need to make any such distribution.
Taxation as a RIC
      If we:

•	Qualify as a RIC; and

•	Satisfy the Annual Distribution Requirement,
then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
      We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.
      In order to qualify as a business development company treated as a RIC for federal income tax purposes, we must, among other things:

•	Have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	Derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

•	At least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	No more than 25% of the value of our assets is invested in (a) the securities, other than U.S. Government securities or securities of other RICs, of one issuer, (b) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) securities of one of more “qualified publicly traded partnerships” (the “Diversification Tests”).
      We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
      Gain or loss realized on warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as a capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant.
      We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
      The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
      Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions prior to January 1, 2009 of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
      We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may, in the future, make actual distributions to our stockholders of all realized net long-term capital gains in excess of realized net short-term capital losses.
      For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
      If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
      A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
      In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized prior to January 1, 2009, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.
      We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such

U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends since our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
      We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
Taxation of Non-U.S. Stockholders
      Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
      Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2008, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.
      Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.
      If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
      A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
      Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
      If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR SECURITIES
      The following description is based on relevant portions of the Delaware General Corporation Law, our restated certificate of incorporation, our restated bylaws and our amended and restated securization revolving credit facility. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, our restated certificate of incorporation, our restated bylaws and our amended and restated securization revolving credit facility for a more detailed description of the provisions summarized below.
Stock
      Our authorized capital stock consists of 49,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value of $0.01 per share. Our common stock trades on The Nasdaq Global Select Market under the ticker symbol “PCAP.” As of December 7, 2006 2,431,677 shares of our common stock have been authorized for issuance under our stock option plan. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.
      Set forth below is a chart describing the outstanding classes of our securities as of December 7, 2006:

			Amount Outstanding
		Amount Held by Us or	Exclusive of Amount
Title of Class	Amount Authorized	for Our Account	In Previous Column

Common stock	49,000,000	—	15,821,994
Preferred stock	1,000,000	—	—
Common Stock
      Under the terms of our restated certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
      Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Except as otherwise provided in the 1940 Act, the board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.
      Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Debt
Amended and Restated Securitization Revolving Credit Facility
      On September 18, 2006, we, through a wholly-owned bankruptcy remote, special purpose subsidiary of ours, entered into an amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The amended and restated securitization revolving credit facility allows our special purpose subsidiary to borrow up to $140.0 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The amended and restated securitization revolving credit facility is secured by all of the loans held by the special purpose subsidiary. The amended and restated securitization revolving credit facility bears interest at the commercial paper rate plus 1.35% and allows our special purpose subsidiary to make draws under the facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the facility at the prime rate plus 2.00%. The amended and restated securitization revolving credit facility provides for the payment to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the amended and restated securitization revolving credit facility. We intend to use the net proceeds of the amended and restated securitization revolving credit facility to fund a portion of our loan origination activities and for general corporate purposes.
      The amended and restated securitization revolving credit facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum yields on funded loans. These restrictions may affect the amount of notes our special purpose subsidiary may issue from time to time. The amended and restated securitization revolving credit facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the amended and restated securitization revolving credit facility.
      Each loan origination under the amended and restated securitization revolving credit facility is subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the amended and restated securitization revolving credit facility at any particular time or at all.
      The predecessor securitization revolving credit facility to the amended and restated securitization revolving credit facility: (i) allowed our special purpose subsidiary to make draws under the facility until July 24, 2008, unless extended prior to such date for an additional 364-day period with the consent of the lender thereto; (ii) bore interest at the commercial paper rate plus 1.75%; (iii) provided that in the event that the facility was not extended, any principal amounts then outstanding would be amortized over a 24-month period following July 24, 2008 and interest would accrue on outstanding borrowings under the facility at the prime rate plus 2.00%; and (iv) contained more stringent restrictions regarding certain loan concentrations.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
      Under our restated certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors are not personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.
      Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.
      Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Patriot Capital Funding or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.
Delaware Law and Certain Certificate of Incorporation And Bylaw Provisions; Anti-Takeover Measures
      We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.
      Our restated certificate of incorporation and restated bylaws provide that:

•	our board of directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.
      The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.
      Our restated certificate of incorporation and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, chairman, or president and chief executive officer.

      Our restated bylaws provides that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.
      Our restated certificate of incorporation also authorizes the issuance of 1,000,000 shares of preferred stock, which our board of directors may generally issue without stockholder approval. See “— Stock — Preferred Stock.”
      Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our restated bylaws, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our restated bylaws. Moreover, our restated bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our restated certificate of incorporation. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of the restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our restated certificate of incorporation or restated bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our restated certificate of incorporation permits our board of directors to amend or repeal our restated bylaws by a majority vote.

REGULATION
      We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.
Qualifying Assets
      Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

(iii) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(iv) does not have any class of securities listed on a national securities exchange.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
      In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Managerial Assistance to Portfolio Companies
      In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
      Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
      We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics
      We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of the code of ethics, see “Available Information.”
Proxy Voting Policies and Procedures
      We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
      Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
      Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.
Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations
      The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
      In addition, The Nasdaq Global Select Market has adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other
      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.
      We will be periodically examined by the SEC for compliance with the 1940 Act.
      We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

SELLING STOCKHOLDERS
      Below is information with respect to the number of shares of common stock owned by each of the selling stockholders. The common stock is being registered to permit public secondary trading of the shares of common stock. Selling stockholders, which term includes their transferees, pledgees or donees or their successors, may offer the shares of common stock indicated below for resale from time to time.
      The following table sets forth the name of each selling stockholder and the following information as of December 7, 2006: the amount of common stock owned by each selling stockholder prior to the offering; the amount of common stock which may be offered for the account of such selling stockholder under this prospectus and any accompanying prospectus supplement; and the amount of common stock to be owned by such selling stockholder after completion of the offering.
      The information included in the table under “Shares Beneficially Owned and Ownership Percentage After Offering” assumes that each selling stockholder below will elect to sell all of the shares set forth under “Shares that May be Offered.” The information regarding the identity of the selling stockholders and their affiliations, including their beneficial ownership of shares of our common stock, is based solely on information provided by or on behalf of the selling stockholders.
      These assumptions have been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.
      The address for Messrs. Buckanavage, Hassler and Colucci is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

	Shares Beneficially					Shares Beneficially
	Owned and Ownership					Owned and Ownership
	Percentage Prior					Percentage After
	to the Offering(1)			Shares that		Offering
				May be
Name	Shares		Percentage	Offered		Shares	Percentage

Richard P. Buckanavage, Director, President and Chief Executive Officer	278,253	(2)	1.8%	835,219	(3)	None	—
Timothy W. Hassler, Director, Chief Operating Officer and Chief Compliance Officer	277,424	(2)	1.8%	834,390	(3)	None	—
Matthew R. Colucci, Executive Vice President and Managing Director	105,826	(2)	*	372,918	(3)	None	—

 *      Less than 1.0%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. In accordance with such rule, a person shall be deemed to be the beneficial owner of a security if that person has the right to acquire such security within 60 days of December 7, 2006 through the exercise of any option.

(2)	Includes shares of our common stock issuable upon the exercise of options exercisable within 60 days of December 7, 2006 as follows: Richard P. Buckanavage (221,190 shares), Timothy W. Hassler (221,190 shares) and Matthew R. Colucci (99,170 shares). Excludes shares of our common stock issuable upon the exercise of options that are not exercisable within 60 days of December 7, 2006 as follows: Richard P. Buckanavage (556,966), Timothy W. Hassler (556,966) and Matthew R. Colucci (267,092).

(3)	Includes shares of our common stock issuable upon the exercise of options that are not exercisable within 60 days of December 7, 2006 as follows: Richard P. Buckanavage (556,966), Timothy W. Hassler (556,966) and Matthew R. Colucci (267,092).

PLAN OF DISTRIBUTION
      We may offer, from time to time, up to 16,029,397 shares of our common stock. Also, the selling stockholders named in this prospectus may offer, from time to time, up to 2,042,527 shares of our common stock. See “Selling Stockholders.” The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. We and the selling stockholders may sell the shares of our common stock through underwriters, broker-dealers or agents or through a combination of any such methods of sale. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.
      The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement.
      In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or the selling stockholders or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us or the selling stockholders and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us or the selling stockholders will be described in the applicable prospectus supplement.
      Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq Global Select Market, or another exchange on which the common stock is traded.
      Under agreements into which we or the selling stockholders may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling stockholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling stockholders in the ordinary course of business.
      If so indicated in the applicable prospectus supplement, we or the selling stockholder will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us or the selling stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling stockholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.
      In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
      Our securities are held under a custody agreement by U.S. Bank National Association. The address of U.S. Bank National Association is: 180 Fifth Street, St. Paul, MN 55101. Wells Fargo Bank, National Association acts as the custodian under our amended and restated securitization revolving credit facility. The address of Wells Fargo Bank, National Association is Sixth and Marquette Avenue, Minneapolis, MN 55479. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, NY 10038, telephone number: 1-800-937-5449.
BROKERAGE ALLOCATION AND OTHER PRACTICES
      Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Our management team will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
      Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The consolidated financial statements as of December 31, 2005 and 2004, and schedule of Senior Securities have been included herein in reliance upon the report of Grant Thornton LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
AVAILABLE INFORMATION
      We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.
      We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE
      We are committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the privacy policies of Patriot Capital Funding and its affiliated companies. This notice supersedes any other privacy notice you may have received from Patriot Capital Funding, and its terms apply both to our current customers and to former customers as well.
      We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.
      The only information we collect from you is your name, address, and number of shares you hold.
      This information is used only so that we can service your account, send you annual reports and other information about us, and send you proxy statements or other information required by law.
      We do not share customer information with any non-affiliated third party except as described below.

•	The People and Companies that Make Up Patriot Capital Funding. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•	Service Providers. We may disclose customer information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose customer information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Consolidated Financial Statements
Consolidated Balance Sheets — September 30, 2006 (unaudited) and December 31, 2005 and 2004	F-2
Consolidated Statements of Operations — Nine Months Ended September 30, 2006 and 2005 (unaudited) and for the Years Ended December 31, 2005, 2004 and 2003	F-3
Consolidated Statements of Cash Flows — Nine Months Ended September 30, 2006 and 2005 (unaudited) and for the Years Ended December 31, 2005, 2004 and 2003	F-4
Consolidated Statements of Stockholders’ Equity — Nine Months Ended September 30, 2006 (unaudited) and for the Years Ended December 31, 2005, 2004 and 2003	F-6
Consolidated Schedule of Investments at September 30, 2006 (unaudited), December 31, 2005 and 2004	F-7
Notes to Consolidated Financial Statements	F-15
Report of Independent Registered Public Accounting Firm	F-33

PATRIOT CAPITAL FUNDING, INC.
Consolidated Balance Sheets

	September 30,	December 31,

	2006	2005	2004

	(Unaudited)
ASSETS

Investments at fair value:

Investments in debt securities (cost of $214,161,069 — 2006, $144,154,600 — 2005, $68,051,712 — 2004)	$214,243,569	$140,395,654	$67,245,923

Investments in equity securities (cost of $3,372,850 — 2006, $1,077,550 — 2005, $502,060 — 2004)	2,911,934	995,300	431,828

Unearned income	(3,278,752)	(3,439,295)	(2,073,921)

Total investments	213,876,751	137,951,659	65,603,830

Cash and cash equivalents	7,114,449	2,371,841	2,491,477

Restricted cash	5,301,867	7,806,328	3,000,000

Interest receivable	1,374,323	867,475	615,243

Other assets	1,750,945	1,658,690	328,313

TOTAL ASSETS	$229,418,335	$150,655,993	$72,038,863

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES

Borrowings	$57,885,000	$21,650,000	$41,645,458

Notes payable	—	—	1,000,000

Interest payable	349,837	60,334	283,096

Dividends payable	4,893,898	—	—

Management fee payable	—	—	916,666

Accounts payable, accrued expenses and other	2,434,873	1,793,294	881,725

TOTAL LIABILITIES	65,563,608	23,503,628	44,726,945

STOCKHOLDERS’ EQUITY

Preferred stock, $0.01 par value, 1,000,000 shares authorized; no shares issued and outstanding	—	—	—

Common stock, $0.01 par value, 49,000,000 shares authorized; 15,786,769, 12,136,655 and 3,847,902 shares issued and outstanding at September 30, 2006, December 31, 2005 and December 31, 2004, respectively	157,868	121,367	38,479

Paid-in-capital	171,321,343	136,267,552	30,061,521

Accumulated net investment loss	(1,912,061)	(1,912,061)	(1,912,061)

Distributions in excess of net investment income	(2,036,708)	(3,483,297)	—

Net realized loss on investments	(3,271,091)	—	—

Net unrealized loss on interest rate swap	(26,209)	—	—

Net unrealized depreciation on investments	(378,415)	(3,841,196)	(876,021)

TOTAL STOCKHOLDERS’ EQUITY	163,854,727	127,152,365	27,311,918

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$229,418,335	$150,655,993	$72,038,863

NET ASSET VALUE PER COMMON SHARE	$10.38	$10.48	$7.10

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.
Consolidated Statements of Operations

	Nine Months Ended
	September 30,		Year Ended December 31,

	2006	2005	2005	2004	2003

	(Unaudited)
INVESTMENT INCOME
Interest and dividend income	$17,874,203	$8,710,879	$13,035,673	$4,616,665	$253,755
Fees	188,134	187,983	366,830	241,870	5,274
Other investment income	848,449	—	46,839	—	—

Total Investment Income	18,910,786	8,898,862	13,449,342	4,858,535	259,029

EXPENSES
Compensation expense	2,662,083	1,834,598	2,481,761	1,326,576	835,600
Consulting fees	—	554,796	554,796	1,000,000	916,666
Interest expense	2,918,271	3,247,101	3,517,989	1,489,198	201,331
Professional fees	637,522	311,431	492,830	192,938	290,822
Prepayment penalty	—	3,395,335	3,395,335	—	—
General and administrative	1,792,205	693,070	1,278,750	243,008	164,032

Total Expenses	8,010,081	10,036,331	11,721,461	4,251,720	2,408,451

Net Investment Income (Loss)	10,900,705	(1,137,469)	1,727,881	606,815	(2,149,422)

NET REALIZED AND UNREALIZED GAIN AND LOSS
Net realized loss on investments	(3,271,091)	—	—	—	—
Net unrealized appreciation (depreciation) on investments	3,462,781	(3,081,035)	(2,965,175)	(876,021)	—
Net unrealized loss on interest rate swap	(26,209)	—	—	—	—

Net Realized and Unrealized Gain (Loss)	165,481	(3,081,035)	(2,965,175)	(876,021)	—

NET INCOME (LOSS)	$11,066,186	$(4,218,504)	$(1,237,294)	$(269,206)	$(2,149,422)

Earnings (loss) per share, basic and diluted	$0.81	$(0.75)	$(0.17)	$(0.07)	$(0.56)

Weighted average shares outstanding, basic	13,582,320	5,613,915	7,253,632	3,847,902	3,847,902

Weighted average shares outstanding, diluted	13,637,211	5,613,915	7,253,632	3,847,902	3,847,902

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.
Consolidated Statements of Cash Flows

	Nine Months Ended September 30,		Year Ended December 31,

	2006	2005	2005	2004	2003

	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$11,066,186	$(4,218,504)	$(1,237,294)	$(269,206)	$(2,149,422)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	349,026	82,048	192,785	21,343	15,960
Increase in interest receivable	(506,848)	(302,090)	(252,232)	(565,681)	(49,562)
Realized loss on sale of investment	3,271,091	—	—	—	—
Change in unrealized depreciation (appreciation) on investments	(3,462,781)	3,081,035	2,965,175	876,021	—
Payment-in-kind interest	26,209	—	(1,825,755)	(694,158)	(32,929)
Unrealized gain on interest rate swap	(1,767,272)	(1,367,401)	—	—	—
Stock based compensation expense	352,030	—	—	—	—
Change in unearned income	32,734	606,545	789,884	726,763	845,098
Change in interest payable	289,503	(283,096)	(222,762)	81,765	201,331
Change in management fee payable	—	(916,666)	(916,666)	500,000	416,666
Change in other assets	(125,027)	(158,301)	(83,849)	(200,129)	62,600
Change in accounts payable, accrued expenses and other	641,579	388,390	911,569	313,848	40,141

Net cash provided by (used for) operating activities	10,166,430	(3,088,040)	320,855	790,566	(650,117)

CASH FLOWS FROM INVESTING ACTIVITIES:
Funded investments	(108,551,595)	(54,300,000)	(88,850,000)	(42,850,000)	(29,500,000)
Principal repayments on investments	30,918,221	7,872,875	14,572,867	3,025,375	—
Proceeds from investment sales	3,634,509	—	—	2,000,000	—
Purchase of furniture and equipment	(265,365)	(32,382)	(235,057)	(15,903)	(7,384)

Net cash used for investing activities	(74,264,230)	(46,459,507)	(74,512,190)	(37,840,528)	(29,507,384)

PATRIOT CAPITAL FUNDING, INC.
Consolidated Statements of Cash Flows — (Continued)

	Nine Months Ended September 30,		Year Ended December 31,

	2006	2005	2005	2004	2003

	(Unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings	270,685,000	47,250,000	68,900,000	38,259,092	9,300,000
Repayments on borrowings	(234,450,000)	(89,895,458)	(89,895,458)	(5,013,634)	—
Deferred offering costs	(3,500)	473,904	—	—	—
Net proceeds from sale of common stock	36,652,098	106,067,747	106,288,919	3,050,000	26,950,000
Decrease (increase) in restricted cash	2,504,461	3,000,000	(4,806,328)	2,000,000	(5,000,000)
Dividends paid	(6,474,053)	—	(5,211,178)	—	—
Deferred financing costs	(73,598)	(1,180,326)	(1,204,256)	—	—

Net cash provided by financing activities	68,840,408	65,715,867	74,071,699	38,295,458	31,250,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,742,608	16,168,320	(119,636)	1,245,496	1,092,499
CASH AND CASH EQUIVALENTS AT:
BEGINNING OF PERIOD	2,371,841	2,491,477	2,491,477	1,245,981	153,482

END OF PERIOD	$7,114,449	$18,659,797	$2,371,841	$2,491,477	$1,245,981

Supplemental information:
Interest paid	$2,628,769	$3,288,538	$3,436,464	$1,407,433	$—

Non-cash financing activities:
Dividends reinvested in common stock	$571,509	$—	$—	$—	$—
Dividends declared but not paid	$4,893,898	$—	$—	$—	$—

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.
Consolidated Statements of Stockholders’ Equity

				Distributions			Net Unrealized
			Accumulated	in Excess of	Net Realized	Net Unrealized	Appreciation	Total
		Paid-in	Net Investment	Net Investment	Loss on Sale	Loss on Interest	(Depreciation)	Stockholders’
	Common Stock	Capital	Income (Loss)	Income	of Investment	Rate Swap	on Investments	Equity

Balance, December 31, 2002	$38,479	$61,521	$(369,454)	$—			$—	$(269,454)
Capital contributions	—	26,950,000	—	—			—	26,950,000
Net loss	—	—	(2,149,422)	—			—	(2,149,422)

Balance, December 31, 2003	38,479	27,011,521	(2,518,876)	—			—	24,531,124
Capital contributions	—	3,050,000	—	—			—	3,050,000
Net income (loss)	—	—	606,815	—			(876,021)	(269,206)

Balance, December 31, 2004	38,479	30,061,521	(1,912,061)	—			(876,021)	27,311,918
Sale of common stock, net of offering expenses of $9.8 million	82,691	105,963,491	—	—			—	106,046,182
Shares issued in connection with dividend reinvestment	197	242,540	—	—			—	242,737
Dividends paid ($0.43 per common share)	—	—	(1,727,881)	(3,483,297)			—	(5,211,178)
Net income (loss)	—	—	1,727,881				(2,965,175)	(1,237,294)

Balance, December 31, 2005	121,367	136,267,552	(1,912,061)	(3,483,297)	$—	$—	(3,841,196)	127,152,365
Shares issued in connection with dividend reinvestment	501	571,008	—	—	—	—	—	571,509
Sale of Common Stock, net of offering expenses of $2.4 million	36,000	36,616,098	—	—	—	—	—	36,652,098
Stock option compensation	—	352,030	—	—	—	—	—	352,030
Tax return of capital	—	(2,485,345)	—	2,485,345	—	—	—	—
Distributions declared ($0.89 per common share)	—	—	(10,900,705)	(1,038,756)	—	—	—	(11,939,461)
Net income	—	—	10,900,705	—	(3,271,091)	(26,209)	3,462,781	11,066,186

Balance, September 30, 2006 (Unaudited)	$157,868	$171,321,343	$(1,912,061)	$(2,036,708)	$(3,271,091)	$(26,209)	$(378,415)	$163,854,727

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.
Consolidated Schedule of Investments
September 30, 2006
(unaudited)

Company(1)	Industry	Investment	Principal	Cost	Fair Value(3)

ADAPCO, Inc.	Distributor of specialty chemicals and contract application services	Senior Secured Term Loan A (11.0%, Due 6/11)(6)	$13,350,000	$13,350,000	$13,350,000
		Common Stock(4)	500,000	500,000	328,000

Agent Media Corporation	Publisher of insurance industry periodicals	Senior Secured Term Loan A (9.9%, Due 9/08)(6)	1,000,000	1,000,000	1,000,000
		Senior Secured Term Loan B (12.5%, Due 9/09)(6)	2,130,105	2,130,105	2,130,105
		Common Stock Warrants, Less than 5% of Co.(4)		31,000	51,200

Allied Defense Group, Inc.	Diversified defense company	Common Stock Warrants, Less than 5% of Co.(4)		463,168	391,300

Arrowhead General Insurance Agency, Inc.	Insurance agency and program specialist	Junior Secured Term Loan (12.6%, Due 2/13)(6)(7)	5,000,000	5,000,000	5,062,500

Bare Escentuals Beauty, Inc.	Marketer of mineral-based cosmetics and branded skin care products	Junior Secured Term Loan (14.3%, Due 2/13)	1,000,000	1,000,000	1,000,000

Borga, Inc.	Manufacturer of pre- fabricated metal building	Revolving Line of Credit (8.3%, Due 5/10)(6)	500,000	500,000	500,000
	systems	Senior Secured Term Loan A (8.9%, Due 3/09)(6)	1,421,000	1,421,000	1,421,000
		Senior Secured Term Loan B (11.9%, Due 5/10)(6)	1,816,500	1,816,500	1,816,500
		Senior Secured Term Loan C (16.0%, Due 5/10)(2)(6)	7,409,062	7,409,062	7,409,062
		Common Stock Warrants, Less than 5% of Co.(4)		20,250	60,600

Cheeseworks, Inc.	Distributor of specialty cheese and food products	Revolving Line of Credit (8.0%, Due 6/11)(6)	5,080,219	5,080,219	5,080,219
		Senior Secured Term Loan (11.0%, Due 6/11)(6)	12,060,187	12,060,187	12,060,187

Copperhead Chemical Company, Inc.	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (15.3%, Due 11/10)(2)(6)	4,784,938	4,784,938	4,784,938

Dover Saddlery, Inc.	Equestrian products catalog retailer	Senior Subordinated Debt (11.5%, Due 9/09)(6)	3,000,000	3,000,000	3,000,000
		Common Stock Warrants, Less than 5% of Co.(4)		148,200	147,800

Company(1)	Industry	Investment	Principal	Cost	Fair Value(3)

Encore Legal Solutions, Inc.	Legal document management services	Junior Secured Term Loan A (10.6%, Due 12/09)(6)	3,819,500	3,819,500	3,819,500
		Junior Secured Term Loan B (10.8%, Due 12/09)(6)	6,907,625	6,907,625	6,907,625
		Senior Subordinated Debt (15.0%, Due 5/10)(2)(6)	5,060,109	5,060,109	5,060,109
		Common Stock Warrants, Less than 5% of Co.(4)		350,000	—

EXL Acquisition Corp.	Manufacturer of lab testing supplies	Senior Secured Term Loan A (8.4%, Due 3/11)(6)	7,400,000	7,400,000	7,400,000
		Senior Secured Term Loan B (9.1%, Due 3/12)(6)	2,388,000	2,388,000	2,388,000
		Senior Secured Term Loan D (15.0%, Due 3/12)(2)(6)	5,000,417	5,000,417	5,000,417
		Common Stock — Class A(4)		2,475	51,300
		Common Stock — Class B (2)		261,140	261,640

Fairchild Industrial Products, Co.	Manufacturer of industrial controls and power	Senior Secured Term Loan A (9.3%, Due 7/10)(6)	10,120,000	10,120,000	10,120,000
	transmission products	Senior Secured Term Loan B (11.3%, Due 7/11)(6)	2,800,000	2,800,000	2,800,000
		Senior Subordinated Debt (15.5%, Due 7/11)(2)	5,368,427	5,368,427	5,368,427
		Preferred Stock(2)		390,698	390,698
		Common Stock(4)		121,598	107,300

Impact Products, LLC	Distributor of janitorial supplies	Junior Secured Term Loan B (9.6%, Due 9/12)(6)	7,462,500	7,462,500	7,462,500
		Junior Secured Term Loan C (13.5%, Due 9/12)(2)(6)	5,547,993	5,547,993	5,547,993

Innovative Concepts in Entertainment, Inc.	Manufacturer of coin operated games	Senior Secured Term Loan A (9.4%, Due 2/11)(6)	5,550,000	5,550,000	5,550,000
		Senior Secured Term Loan B (9.9%, Due 2/11)(6)	3,582,000	3,582,000	3,582,000
		Senior Secured Term Loan C (13.0%, Due 8/11)(6)	3,900,000	3,900,000	3,900,000

Keltner Enterprises, LLC(5)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11)(6)	3,850,000	3,850,000	3,850,000

L.A. Spas, Inc.	Manufacturer of above ground spas	Senior Subordinated Debt (15.5%, Due 1/10)(2)(6)	6,958,416	6,958,416	6,958,416
		Common Stock Warrants, Less than 5% of Co.(4)		5,000	—

Natural Products Group, LLC(5)	Manufacturer and marketer of branded personal care products	Junior Secured Term Loan (12.0%, Due 12/13)(6)(7)	4,000,000	4,000,000	4,020,000

Company(1)	Industry	Investment	Principal	Cost	Fair Value(3)

Prince Mineral Company, Inc.	Manufacturer of pigments	Junior Secured Term Loan (11.0%, Due 3/11)(6)	3,600,000	3,600,000	3,600,000
		Senior Subordinated Debt (17.0%, Due 9/11)(2)(6)	10,541,985	10,541,985	10,541,985

Quartermaster, Inc.	Retailer of uniforms and tactical equipment to law	Revolving Line of Credit (10.5%, Due 12/10)(6)	600,000	600,000	600,000
	enforcement and security professionals	Senior Secured Term Loan A (10.1%, Due 12/10)(6)	6,000,000	6,000,000	6,000,000
		Senior Secured Term Loan B (11.3%, Due 12/10)(6)	2,600,000	2,600,000	2,600,000
		Senior Secured Term Loan C (15.0%, Due 12/11)(2)(6)	3,175,289	3,175,289	3,175,289

R-O-M Corporation	Manufacturer of doors, ramps and bulkheads for fire trucks	Senior Secured Term Loan A (10.1%, Due 12/09)(6)	3,105,334	3,105,334	3,105,334
	and food transportation	Senior Secured Term Loan B (11.1%, Due 12/10)(6)	3,383,000	3,383,000	3,383,000
		Senior Subordinated Debt (16.0%, Due 12/10)(2)(6)	7,082,136	7,082,136	7,082,136

Robert Rothschild Farm, Inc.	Manufacturer of specialty food products	Senior Secured Term Loan B (9.0%, Due 7/11)(6)	4,650,000	4,650,000	4,650,000
		Senior Subordinated Debt (16.3%, Due 1/12)(2)(6)	4,850,189	4,850,189	4,850,189

Sidump’r Trailer Company, Inc.	Manufacturer of side dump trailers	Senior Secured Term Loan A (8.9%, Due 1/11)(6)	2,800,000	2,800,000	2,800,000
		Senior Secured Term Loan B (11.9%, Due 1/11)(6)	2,350,000	2,350,000	2,350,000
		Senior Secured Term Loan C (14.0%, Due 7/11)(2)(6)	3,145,589	3,145,589	3,145,589
		Senior Subordinated Debt (12.0%, Due 1/12)(6)	75,000	75,000	75,000
		Preferred Stock(2)	79,296	79,296	79,296
		Common Stock(4)	25	25	39,500

Smart, LLC(5)	Provider of tuition management services	Senior Secured Term Loan A (10.3%, Due 6/11)(6)	4,425,000	4,425,000	4,425,000
		Senior Secured Term Loan B (16.5%, Due 2/12)(2)(6)	3,510,549	3,510,549	3,510,549
		Common Stock — Class B(4)		1,000,000	1,003,300

Total Investments				217,533,919	217,155,503
Unearned Income				(3,278,752)	(3,278,752)

Total Investments Net of Unearned Income				$214,255,167	$213,876,751

(1)	The Company does not “control,” and is not an “affiliate” of, any of its portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Fair value is determined in good faith by our board of directors.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

(6)	Pledged as collateral under the Company’s Securitization Facility. See Note 4 to Consolidated Financial Statements.

(7)	Fair value is based on dealer quotes where there is an active market.
See Notes to Consolidated Financial Statement

PATRIOT CAPITAL FUNDING, INC.
Consolidated Schedule of Investments
December 31, 2005

Company(1)	Industry	Investment	Principal	Cost	Fair Value(3)

Agent Media Corporation	Publisher of insurance industry periodicals	Senior Secured Term Loan A (11.8%, Due 9/08)(6)	$1,375,000	$1,375,000	$1,375,000
		Senior Secured Term Loan B (16.0%, Due 9/09)(2)(6)	2,109,015	2,109,015	2,109,015
		Common Stock Warrants, Less than 5% of Co.(4)		31,000	49,900

Allied Defense Group, Inc.	Diversified defense company	Senior Secured Term Loan (11.5%, Due 11/10)(6)	14,000,000	14,000,000	14,000,000
		Common Stock Warrants, Less than 5% of Co.(4)		463,168	573,800

Borga, Inc.	Manufacturer of pre- fabricated metal building systems	Senior Secured Term Loan A (7.7%, Due 3/09)(6)	2,046,000	2,046,000	2,046,000
		Senior Secured Term Loan B (10.7%, Due 5/10)(6)	1,835,250	1,835,250	1,835,250
		Senior Secured Term Loan C (16.0%, Due 5/10)(2)(6)	7,188,062	7,188,062	7,188,062
		Common Stock Warrants, Less than 5% of Co.(4)		20,250	89,600

Copperhead Chemical Company, Inc.	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (15.3%, Due 11/10)(2)(6)	4,668,608	4,668,608	4,668,608

Dover Saddlery, Inc.	Equestrian products catalog retailer	Senior Subordinated Debt (11.5%, Due 9/09)(2)(6)	3,000,000	3,000,000	3,000,000
		Common Stock Warrants, Less than 5% of Co.(4)		148,200	178,600

Eight O’Clock Coffee Company	Manufacturer, distributor, and marketer of coffee	Junior Secured Term Loan (11.4%, Due 11/12)(6)	6,500,000	6,500,000	6,500,000

Encore Legal Solutions, Inc.	Legal document management services	Junior Secured Term Loan A (9.8%, Due 12/08)(6)	4,660,000	4,660,000	4,660,000
		Junior Secured Term Loan B (8.3%, Due 12/09)(6)	6,944,625	6,944,625	6,944,625
		Senior Subordinated Debt (15.0%, Due 5/10)(2)(6)	4,946,718	4,946,718	4,946,718
		Common Stock Warrants, Less than 5% of Co.(4)		350,000	103,400

Fairchild Industrial Products, Co.	Manufacturer of industrial controls and power transmission products	Senior Secured Term Loan A (8.0%, Due 7/10)(6)	9,670,000	9,670,000	9,670,000
		Senior Secured Term Loan B (10.0%, Due 7/11)(6)	2,818,750	2,818,750	2,818,750
		Senior Subordinated Debt (15.5%, Due 7/11)	5,355,000	5,355,000	5,355,000

Company(1)	Industry	Investment	Principal	Cost	Fair Value(3)

Interstate Highway Sign Corporation	Manufacturer of highway and roadway signs	Senior Secured Term Loan (10.5%, Due 12/09)(6)	1,360,000	1,360,000	1,360,000
		Senior Subordinated Debt (18.0%, Due 12/09)(2)(6)	5,837,409	5,758,946	2,000,000
		Common Stock Warrants, Less than 5% of Co.(4)(6)		59,932	—

Keltner Enterprises, LLC(5)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11)(6)	3,850,000	3,850,000	3,850,000

L.A. Spas, Inc.	Manufacturer of above ground spas	Senior Subordinated Debt (15.5%, Due 1/10)(2)(6)	6,776,424	6,776,424	6,776,424
		Common Stock Warrants, Less than 5% of Co.(4)		5,000	—

Prince Mineral Company, Inc.	Manufacturer of pigments	Junior Secured Term Loan (11.0%, Due 3/11)(6)	3,600,000	3,600,000	3,600,000
		Senior Subordinated Debt (17.0%, Due 9/11)(2)(6)	10,228,579	10,228,579	10,228,579

Quartermaster, Inc.	Retailer of uniforms and tactical equipment to law	Revolving Line of Credit (9.5%, Due 12/10)(6)	250,000	250,000	250,000
	enforcement and security professionals	Senior Secured Term Loan A (9.2%, Due 12/10)(6)	6,000,000	6,000,000	6,000,000
		Senior Secured Term Loan B (10.4%, Due 12/10)(6)	2,600,000	2,600,000	2,600,000
		Senior Secured Term Loan C (15.0%, Due 12/11)(2)(6)	3,104,133	3,104,133	3,104,133

Robert Rothschild Farm, Inc.	Manufacturer of specialty food products	Senior Secured Term Loan B (8.5%, Due 7/10)(6)	5,000,000	5,000,000	5,000,000
		Senior Subordinated Debt (16.3%, Due 1/12)(2)(6)	4,697,171	4,697,171	4,697,171

R-O-M Corporation	Manufacturer of doors, ramps and bulk heads for	Senior Secured Term Loan A (8.8%, Due 12/09)(6)	3,400,000	3,400,000	3,400,000
	fire trucks and food transportation	Senior Secured Term Loan B (9.8%, Due 12/10)(6)	3,400,000	3,400,000	3,400,000
		Senior Subordinated Debt (16.0%, Due 12/10)(2)(6)	7,012,319	7,012,319	7,012,319

Total Investments				145,232,150	141,390,954
Unearned Income				(3,439,295)	(3,439,295)

Total Investments Net of Unearned Income				$141,792,855	$137,951,659

(1)	The Company does not “control,” and is not an “affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.
(2)	Principal amount includes payment-in-kind (PIK) interest. Refer to Note 2, “Summary of Significant Accounting Policies”.
(3)	Fair value is determined in good faith by the Company’s board of directors.
(4)	Non-income producing.
(5)	An affiliate of the listed portfolio company is also a borrower under this investment.
(6)	Pledged as collateral under the Company’s Securitization Facility. See Note 4 to Consolidated Financial Statements.
See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.
Consolidated Schedule of Investments
December 31, 2004

Company(1)	Industry	Investment	Principal	Cost	Fair Value(3)

Agent Media Corporation	Publisher of insurance industry periodicals	Senior Secured Term Loan A (9.8%, Due 9/08)	$1,875,000	$1,875,000	$1,875,000
		Senior Secured Term Loan B(2) (16.0%, Due 9/09)	2,025,608	2,025,608	2,025,608
		Common Stock Warrants, Less than 5% of Co.(4)		31,000	25,700

Allied Defense Group, Inc.	Diversified defense company	Senior Secured Acquisition Line of Credit (11.5%, Due 11/10)	2,000,000	2,000,000	2,000,000
		Common Stock Warrants, Less than 5% of Co.(4)		56,128	56,128

Copperhead Chemical Company, Inc.	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt(2) (15.3%, Due 11/10)	4,517,482	4,517,482	4,517,482

Dover Saddlery, Inc.	Equestrian products catalog retailer	Senior Subordinated Debt(2) (17.3%, Due 3/07)	3,681,328	3,681,328	3,681,328

Encore Legal Solutions, Inc.	Legal document management services	Junior Secured Term Loan A (7.4%, Due 12/08)	5,560,000	5,560,000	5,560,000
		Junior Secured Term Loan B (8.3%, Due 12/09)	7,014,625	7,014,625	7,014,625
		Senior Subordinated Debt(2) (15.0%, Due 5/10)	4,799,073	4,799,073	4,799,073
		Common Stock Warrants, Less than 5% of Co.(4)		350,000	350,000

Interstate Highway Sign Corporation	Manufacturer of highway and roadway signs	Senior Secured Term Loan (7.4%, Due 12/09)	2,260,000	2,260,000	2,260,000
		Senior Subordinated Debt(2) (16.0%, Due 12/09)	5,605,789	5,605,789	4,800,000
		Common Stock Warrants, Less than 5% of Co.(4)		59,932	—

L.A. Spas, Inc.	Manufacturer of above ground spas	Senior Subordinated Debt(2) (15.5%, Due 1/10)	6,540,507	6,540,507	6,540,507
		Common Stock Warrants, Less than 5% of Co.(4)		5,000	—

Prince Mineral Company, Inc.	Manufacturer of pigments	Junior Secured Term Loan (10.3%, Due 9/10)	3,600,000	3,600,000	3,600,000
		Senior Subordinated Debt(2) (17.0%, Due 5/11)	4,965,500	4,965,500	4,965,500

Company(1)	Industry	Investment	Principal	Cost	Fair Value(3)

R-O-M Corporation	Manufacturer of doors, ramps and bulk heads	Senior Secured Term Loan A (7.5%, Due 12/09)	$3,400,000	$3,400,000	$3,400,000
	for fire trucks and food transportation	Senior Secured Term Loan B (8.5%, Due 12/10)	3,400,000	3,400,000	3,400,000
		Senior Subordinated Debt(2) (16.0%, Due 12/10)	6,806,800	6,806,800	6,806,800

Total Investments				68,553,772	67,677,751
Unearned Income				(2,073,921)	(2,073,921)

Total Investments Net of Unearned Income				$66,479,851	$65,603,830

(1)	The Company does not “control,” and is not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.
(2)	Amount includes payment-in-kind (PIK) interest. Refer to Note 2, “Summary of Significant Accounting Policies”.
(3)	Fair value is determined in good faith by the Company’s board of directors.
(4)	Non-income producing.
See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements
(Information at September 30, 2006 and for the nine months ended September 30, 2006 and 2005 is unaudited)

Note 1.	Organization
      Patriot Capital Funding, Inc. (the “Company”) is a specialty finance company that provides customized financing solutions to small- to mid-sized companies. The Company typically invests in companies with annual revenues between $10 million and $100 million, and companies which operate in diverse industry sectors. Investments usually take the form of senior secured loans, junior secured loans and subordinated debt investments — which may contain equity or equity-related instruments. The Company also offers “one-stop” financing, which typically includes a revolving credit line, one or more term senior loans and a subordinated debt investment.
      Prior to July 27, 2005, the Company had originated, arranged and serviced the investments made by Wilton Funding, LLC (“Wilton”), which had invested in debt instruments and warrants of U.S.-based companies. On July 27, 2005, Wilton merged with and into the Company and then the Company effected a stock split. Also, on July 27, 2005, the Company elected to be treated as a business development company under the Investment Company Act of 1940, as amended. On August 2, 2005, the Company completed an initial public offering of shares of its common stock. The Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Note 2.	Summary of Significant Accounting Policies

Basis of Presentation
      The accompanying financial statements reflect the adjustments resulting from the July 27, 2005 stock split for all periods presented. Upon completion of the merger and stock split, the Company had 3,847,902 shares of common stock outstanding prior to shares issued in the initial public offering. Accordingly, capital stock and paid-in capital has been adjusted to reflect the merger and stock split for all periods presented. Prior to the completion of the initial public offering, Compass Group Investments, Inc. (“Compass”) beneficially owned all of the outstanding stock of the Company.
      Moreover, as both the Company and Wilton were under common ownership and control, the merger was accounted like a pooling of interests whereby the net assets of Wilton were recorded at their carrying amounts and the accompanying financial statements are presented by combining the assets, liabilities and operations of Wilton and the Company prior to the merger, with all significant intercompany balances and transactions eliminated.
      Since the merger, the accompanying financial statements reflect the consolidated accounts of the Company, including its special purpose financing subsidiary, Patriot Capital Funding LLC I, with all significant intercompany balances eliminated. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Use of Estimates
      The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)

Cash and Cash Equivalents
      Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash
      Restricted cash at September 30, 2006 and December 31, 2005, consisted of cash held in operating and money market accounts, pursuant to the Company’s agreement with its lender. At December 31, 2004, restricted cash consisted of cash held in an investment pre-funding account, pursuant to the Company’s agreement with its then lender, for the benefit of portfolio companies who had not utilized their entire line of credit commitment from the Company (see Note 4).

Concentration of Credit Risk
      The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Valuation
      Investments are recorded at fair value with changes in value reflected in operations in unrealized appreciation (depreciation) of investments. The Company’s process for determining the fair value of the investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value.
      To determine the enterprise value of a portfolio company, the Company analyzes the historical and projected financial results. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues, or in limited instances, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, the Company may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, the Company looks to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, the Company considers not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but the Company also considers the size and scope of its portfolio companies and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of the debt, the fair value of the loan or debt security normally corresponds to cost plus amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.
      The Company’s board of directors determined the fair value of the investments at September 30, 2006, December 31, 2005 and December 31, 2004. The Company received valuation assistance from an independent valuation firm, Duff & Phelps, LLC, on the entire investment portfolio at September 30, 2006, and December 31, 2005 and 2004.

Property, Equipment and Leasehold Improvements
      Property, equipment and leasehold improvements are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets up to five years and over the shorter of the economic life or the term of the lease for leasehold improvements.

Debt Issuance Costs
      Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized into the statement of operations ratably over the contractual term of the borrowing. At September 30, 2006, December 31, 2005 and 2004, unamortized debt issuance costs were $817,000, $1,040,000 and $112,000 and included in other assets in the accompanying balance sheets. Amortization expense was $296,000 for the nine months ended September 30, 2006 and $174,000, $16,000 and $14,000 for the years ended 2005, 2004 and 2003, respectively.

Interest and Dividend Income Recognition
      Interest and dividend income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect the debtor to be able to service its debt or other obligations, the Company will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Company remains contractually entitled to this interest and may collect it upon the sale or recapitalization of the portfolio company. At December 31, 2005, loans and debt securities at fair value not accruing PIK interest in the Company’s total investment portfolio were $2.0 million, all of which related to one investment. At December 31, 2005, all cash interest and principal due on this investment was paid on a timely basis. On May 12, 2006, the Company sold this investment. At September 30, 2006, none of the Company’s loans and debt securities were on non-accrual status. Investment origination fees are deferred and amortized as adjustments to the related yield over the contractual life of the investment. Unearned income was $3,279,000, $3,439,000 and $2,074,000 as of September 30, 2006 and December 31, 2005 and 2004, respectively.
      In certain investment arrangements, the Company may also receive warrants or other equity interests in connection with a debt investment. The Company records financial instruments received at estimated fair value as determined by the Board of Directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to the Company’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in the fair value of these financial instruments are recorded through our statement of operations in unrealized appreciation (depreciation) on investments. Any warrants and other equity interests that the Company receives in connection with its debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
purchase price for the debt investments, and the warrants and other equity interests will be allocated to the warrants and other equity interests that the Company receives. This will generally result in a “discount” on the debt investment, which the Company must recognize as interest income. The resulting “discount,” if any, on the debt investment is accreted into interest income over the term of the investment. At the time the investment is made, any associated warrants or other equity instruments are recorded based upon fair value of the purchase price allocation, if any, as set forth in the investment agreement together with a corresponding discount. The resulting discount, if any, on the investment from recordation of warrant or other equity instruments is accreted into interest income over the term of the investment.

Fee Income Recognition
      The Company receives a variety of fees in the ordinary course of conducting its business, including Advisory Fees, Loan Fees, Arrangement Fees, Amendment Fees, Unused Fees, Draw Fees, Annual Administrative Fees, Anniversary Fees, and Prepayment Fees (collectively the “Fees”). In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. The Company recognizes Fees, which qualify as loan origination fees, in accordance with the Statement of Financial Accounting Standards No. 91 “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases,” (“SFAS 91”). SFAS 91 requires that the Company recognize loan origination fees using the interest method. In addition, the Company capitalizes and offsets direct loan origination costs against the Fees received and only defers and amortizes the net Fee. During the nine months ended September 30, 2006, the Company capitalized $342,000 of direct loan origination costs of which $310,000 were offset against fees received of $1.7 million. During the year ended December 31, 2005, the Company capitalized $203,000 of direct loan origination costs of which $102,000 were offset against fees received of $352,000. At September 30, 2006 and December 31, 2005, the remaining balance of capitalized costs totaled $134,000 and $101,000, respectively, which relates to loan originations in process. The Company did not incur any direct loan origination costs prior to 2005.
      The Company accounts for its other Fees in accordance with the Emerging Issues Task Force Issue 00-21 “Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 addresses revenue arrangements with multiple deliverables and states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In determining the fair value of various Fees it receives, the Company will first rely on data compiled through its investment and syndication activities and secondly on independent third party data. Fees for which fair value cannot be reasonably ascertained, will be recognized using the interest method over the anticipated life of the related investment.
      During the nine months ended September 30, 2006 and 2005, the Company recognized $282,000 and $25,000, respectively, and for the years ended December 31, 2005 and 2004, the Company recognized $367,000 and $242,000, respectively, of fee income other than loan origination fees. During the year ended December 31, 2003, the Company recognized $5,000 of fee income consisting of annual administrative fees and unused fees.

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
      Unearned income activity for the nine months ended September 30, 2006 and for the years ended December 31, 2005 and 2004 was as follows:

	For the
	Nine Months	For the Years Ended
	Ended	December 31,
	September 30,
	2006	2005	2004

Beginning unearned income balance	$3,439,295	$2,073,921	$1,255,030
Net fees received	1,646,573	1,497,541	1,175,483
Warrants received	—	575,490	92,128
Unearned income recognized	(1,807,116)	(707,657)	(448,720)

Ending unearned income balance	$3,278,752	$3,439,295	$2,073,921

Other Investment Income
      Other investment income consists principally of the recognition of deferred financing fees and a prepayment fee received from portfolio companies on the repayment of their debt facility.

Payment in Kind Interest/Dividends
      The Company has investments in debt and equity securities in its portfolio which contain a payment in kind (“PIK”) interest or dividend provision. PIK interest, which is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment and recorded as income. For the nine months ended September 30, 2006 and for the years ended December 31, 2005, 2004 and 2003, the Company recorded PIK income of $1.8 million, $1.8 million, $694,000 and $33,000, respectively.
      PIK related activity for the nine months ended September 30, 2006 and for the years ended December 31, 2005 and 2004 was as follows:

		For the Years Ended
		December 31,
	For the Nine Months
	Ended September 30, 2006	2005	2004

Beginning of period PIK balance	$2,174,974	$727,087	$32,929
PIK interest and dividends earned during the period	1,767,272	1,825,755	694,158
Sale of investment	(383,945)	—	—
PIK receipts during the period	(357,863)	(377,868)	—

Ending PIK balance	$3,200,438	$2,174,974	$727,087

      To qualify for the federal income tax benefits applicable to RIC’s (see Accounting Policy Note on Federal Income Taxes), this non-cash source of income is included in the income that must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash relating to such income.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Investments
      Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)

Stock Options
      During 2005, the Company established a stock option plan (the “Plan”) and reserved 1,341,748 shares of common stock for issuance under the Plan. On August 2, 2005, concurrent with the completion of the Company’s initial public offering, options to purchase a total of 1,301,496 shares of common stock were granted to the Company’s executive officers with an exercise price of $14.00 per share (the initial public offering price of the common stock). Such options vest equally over three years from the date of grant and have a ten-year exercise period. In June 2006, the stockholders approved the issuance of an additional 1,089,929 shares of the Company’s common stock upon exercise of options to be granted under the Plan. On June 26, 2006, options to purchase a total of 903,000 shares of common stock were granted to the Company’s executive officers and employees with an exercise price of $10.97 per share (the price of the common stock at date of grant). Such options vest equally, on a monthly basis, over three years from the date of grant and have a ten-year exercise period. As of September 30, 2006, 2,204,496 options were outstanding, 509,000 of which were exercisable. The options have a weighted average remaining contractual life of 9.2 years, a weighted average exercise price of $12.76, and an aggregate intrinsic value of approximately $2.1 million.
      Prior to January 1, 2006, the Company accounted for the Plan and related grants thereunder using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees.” Under this method, no stock-based employee compensation expense is reflected in net income (loss), as all of the options granted under the Plan had an exercise price equal to the market value of the underlying common stock on the date of grant.
      Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payment,” (SFAS 123R). The Company has elected the “modified prospective method” of transition as permitted by SFAS 123R. Under this transition method, the Company is required to record compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards that were outstanding at the date of adoption. Accordingly, periods prior to adoption are not restated. The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option pricing model. For shares granted in 2005, this model used the following assumptions: annual dividend rate of 8%, risk free interest rate of 4.34%, expected volatility of 21%, and the expected life of the options of 10 years. For shares granted in 2006, this model used the following assumptions: annual dividend rate of 9.2%, risk free interest rate of 5.25%, expected volatility of 21%, and the expected life of the options of 6.5 years. As a result of the Company’s recent initial public offering, the Company did not have a history of option exercises or forfeitures and, accordingly applied a 10 year expected option life, equal to the life of the grants, in the option pricing model for grants in 2005. For 2006 grants, the Company calculated its expected term assumption using guidance provided by SEC Staff Accounting Bulletin 107 (“SAB 107”). SAB 107 allows companies to use a simplified expected term calculation in instances where no historical experience exists, provided that the companies meet specific criteria. The stock options granted by the Company meet those criteria, and the expected terms were determined using the SAB 107 simplified method. Expected volatility was based on historical volatility of similar entities whose share prices and volatility were available.
      Assumptions used on future grants may change as the Company’s actual experience may be different. The weighted average fair value of options granted in 2006 and 2005 was approximately $0.74 and $0.90, respectively, using the Black-Scholes option pricing model. The Company has adopted the policy of recognizing compensation cost for options with graded vesting on a straight-line basis over the requisite service period for the entire award. For the six months ended June 30, 2006, the Company recorded compensation expense related to stock options of approximately $198,000. The Company does not record the tax benefits associated with the expensing of stock options since the Company elected to be treated as a RIC under Subchapter M of the Internal Revenue Code and as such, the Company is not subject to

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
federal income tax on the portion of taxable income and gains distributed to stockholders, provided that at least 90% of its annual taxable income is distributed. As of June 30, 2006, there was $1.5 million of unrecognized compensation cost related to unvested options which is expected to be recognized over 2.9 years.
      Prior to the adoption of SFAS 123R, the Company provided disclosures required under SFAS No. 123, “Accounting for Stock-Based Compensation”. The Company did not recognize stock-based compensation cost in our consolidated statements of operations for periods prior to the adoption of SFAS 123R, as all options granted had an exercise price equal to the market price of our common stock on the date of grant.
      The following table illustrates the effect on net loss and basic and diluted loss per share for the nine months ended September 30, 2005 and for the year ended December 31, 2005 as if the Company had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation:

	For the Nine Months Ended	For the Year Ended
	September 30, 2005	December 31, 2005

Net loss, as reported	$(4,218,504)	$(1,237,294)
Deduct: Total stock-based compensation expense determined under fair value based method for all awards	65,075	162,687

Pro forma net loss	$(4,283,579)	$(1,399,981)

Loss per share, as reported — basic and diluted	$(0.75)	$(0.17)

Loss per share, pro forma — basic and diluted	$(0.76)	$(0.19)

      The pro forma compensation costs presented above were determined using the weighted average fair values of options granted under the Plan. The fair value of grants was estimated using the Black-Scholes option pricing model with the following assumptions: annual dividend rate of 8%, risk free interest rate of 4.34%, expected volatility of 21%, and the expected life of the options of 10 years. As a result of the Company’s 2005 initial public offering, the Company does not have a history of option exercises or forfeitures and, accordingly applied a 10 year expected option life, equal to the life of the grants, in the option pricing model.

Management Fees
      Prior to the Company’s initial public offering, consulting fees were paid to two related parties which provided financial and management consulting services. At December 31, 2004, the Company owed $917,000 in consulting fees. These consulting arrangements were terminated on July 27, 2005 and any unpaid amounts were paid using the proceeds of the initial public offering.

Federal Income Taxes
      The Company has elected to be treated as a RIC under the Code. In connection with this election, the Company adopted a tax year ending July 31. As a result of the election, the Company’s policy is to comply with the requirements of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision has been provided.

Dividends Paid
      Distributions to stockholders are recorded on the declaration date. The Company is required to pay out to its shareholders at least 90% of its net ordinary income and net realized short-term capital gains in

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. It is the policy of the Company to pay out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that, a dividend is declared and paid each quarter. At its year-end the Company may pay a bonus dividend, in addition to the quarterly dividends, to ensure that it has paid out at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for the year.
      At December 31, 2005, the Company had estimated that $1.5 million of distributions for 2005 will be treated as return of capital for the Company’s tax year ending July 31, 2006. The Company has reclassified a portion of its dividends paid in 2005 to distributions in excess of net investment income. Previously, all dividends paid in 2005 were classified as a component of accumulated net investment loss. The impact of this reclassification as of December 31, 2005 is as follows:

	As Reported	Reclassification	As Reclassified

Accumulated net investment loss	$(5,395,358)	$3,483,297	$(1,912,061)
Distributions in excess of net investment income	—	(3,483,297)	(3,483,297)
      On July 31, 2006, the Company completed its first RIC tax year, and, as a result, the Company determined that $2.5 million represented a tax return of capital for the fiscal tax year from August 1, 2005 through July 31, 2006. Such amount had been reclassified as a return of capital from distributions to paid-in capital at July 31, 2006.
      Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par (i.e., return of capital). As more fully discussed in Note 11, the return of capital for distributions made for the period August 1, 2005 through July 31, 2006 was determined by the Company’s tax earnings and profits for its tax fiscal year ended July 31, 2006.

Recent Accounting Pronouncements
      In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”, a replacement of APB Opinion No. 20, “Accounting Changes”, and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 applies to all voluntary changes in accounting principles and also applies to changes required by accounting pronouncements in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principles. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date of issuance. The Company does not expect this pronouncement to have a material impact on the Company’s financial position or income from operations.
      In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” FASB Statement No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement addresses how to calculate fair value measurements required or permitted under other accounting pronouncements. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. FASB Statement No. 157 is effective for

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
fiscal year beginning after November 15, 2007. Early adoption is permitted, provided that financial statements for that fiscal year, including any interim period within that fiscal year, have been issued. The Company is currently evaluating the impact of this standard.

Reclassifications
      Certain prior period amounts have been reclassified to conform to the current period presentation.

Note 3.	Investments
      At September 30, 2006 and December 31, 2005 and December 31, 2004, investments consisted of the following:

	September 30, 2006		December 31, 2005		December 31, 2004

	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

Commercial loans	$214,161,069	$214,243,569	$144,154,600	$140,395,654	$68,051,712	$67,245,923
Investments in equity securities	3,372,850	2,911,934	1,077,550	995,300	502,060	431,828

Subtotal	217,533,919	217,155,503	145,232,150	141,390,954	68,553,772	67,677,751
Unearned income	(3,278,752)	(3,278,752)	(3,439,295)	(3,439,295)	(2,073,921)	(2,073,921)

Total	$214,255,167	$213,876,751	$141,792,855	$137,951,659	$66,479,851	$65,603,830

      The Company is a specialty finance company that provides customized financing solutions to small- to mid-sized companies that operate in diverse industry sectors. The Company makes investments in senior secured loans, junior secured loans, subordinated debt and equity-based investments, including warrants. At September 30, 2006, December 31, 2005 and December 31, 2004, $86.9 million, $82.5 million and $40.1 million, respectively, of the Company’s portfolio investments at fair value were at fixed rates, which represented approximately 40%, 58% and 59%, respectively, of the Company’s total portfolio of investments at fair value. The Company generally structures its subordinated debt at fixed rates, although many of its senior secured and junior secured loans are, and will be, at variable rates determined on the basis of a benchmark LIBOR or prime rate. The Company’s loans generally have stated maturities ranging from 4 to 7.5 years.
      The composition of the Company’s investments as of September 30, 2006, December 31, 2005 and December 31, 2004 at cost and fair value was as follows, excluding unearned income:

	September 30, 2006				December 31, 2005				December 31, 2004

	Cost	% (1)	Fair Value	% (1)	Cost	% (1)	Fair Value	% (1)	Cost	% (1)	Fair Value	% (1)

Senior Secured Debt	$122,076,962	56.1%	$122,076,962	56.2%	$63,052,077	43.4%	$63,052,077	44.6%	$14,960,608	21.8%	$14,960,608	22.1%
Junior Secured Debt	37,337,618	17.2	37,420,118	17.2	21,704,625	15.0	21,704,625	15.3	16,174,625	23.6	16,174,625	23.9
Subordinated Debt	54,746,489	25.2	54,746,489	25.2	59,397,898	40.9	55,638,952	39.4	36,916,479	53.9	36,110,690	53.4
Warrants/ Equity	3,372,850	1.5	2,911,934	1.4	1,077,550	0.7	995,300	0.7	502,060	0.7	431,828	0.6

Total	$217,533,919	100.0%	$217,155,503	100.0%	$145,232,150	100.0%	$141,390,954	100.0%	$68,553,772	100.0%	$67,677,751	100.0%

(1)	Represents percentage of total portfolio.

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
      The composition of the Company’s investment portfolio by industry sector, excluding unearned income, as of September 30, 2006, December 31, 2005 and December 31, 2004 at cost and fair value was as follows:

	September 30, 2006				December 31, 2005				December 31, 2004

	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Manufacturing	$98,998,870	45.5%	$99,113,722	45.6%	$74,921,696	51.6%	$71,172,168	50.3%	$34,615,503	50.5%	$33,749,782	49.9%
Distribution	47,850,899	22.0	47,678,899	22.0	3,850,000	2.6	3,850,000	2.7	—	—	—	—
Service	30,072,783	13.8	29,788,583	13.7	16,901,343	11.6	16,654,743	11.8	17,723,698	25.9	17,723,698	26.2
Consumer/Retail Goods	36,987,094	17.0	37,001,694	17.0	31,580,928	21.8	31,606,328	22.4	10,226,835	14.9	10,221,835	15.1
Publishing	3,161,105	1.5	3,181,305	1.5	3,515,015	2.4	3,533,915	2.5	3,931,608	5.7	3,926,308	5.8
Defense	463,168	0.2	391,300	0.2	14,463,168	10.0	14,573,800	10.3	2,056,128	3.0	2,056,128	3.0

Total	$217,533,919	100.0%	$217,155,503	100.0%	$145,232,150	100.0%	$141,390,954	100.0%	$68,553,772	100.0%	$67,677,751	100.0%

(1)	Represents percentage of total portfolio.

Note 4.	Borrowings
      In February 2003, Wilton entered into a $120.0 million line of credit with a lender (“Financing Agreement”) which had an original draw period through February 11, 2005, and had an original maturity date of February 11, 2012. The Financing Agreement also had an option to extend both the draw period and maturity date by one year. Wilton exercised its right to extend both the draw period and maturity date. Effective June 10, 2004, the Financing Agreement was amended to reduce the interest rate on outstanding borrowings from a fixed rate of 11.75% per annum to a fixed rate of 10.0% per annum. The Financing Agreement contained customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum required equity and minimum performance benchmarks. The Financing Agreement also contained customary events of default with customary cure and notice, including, without limitation, breach of covenants, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. Additionally, all draws were at the discretion of the lender. Under the terms of the amended Financing Agreement, if the Company elected to pre-pay its outstanding obligation a prepayment penalty would be imposed. On August 2, 2005, the Company used the proceeds from its initial public offering to pay all of its outstanding obligations under the Financing Agreement, including a prepayment penalty of $3.4 million.
      On August 2, 2005, the Company, through a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into a securitization revolving credit facility (the “Securitization Facility”), with an entity affiliated with BMO Capital Markets Corp. (now known as Harris Nesbitt Corp.). The Securitization Facility allows the Company to borrow up to $140.0 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The Securitization Facility is secured by all of the loans held by the special purpose subsidiary. On September 18, 2006, the Company amended the Securitization Facility to extend the date the Company is allowed to make draws, reduce the interest rate payable, extend the amortization period, and reduce restrictions pertaining to certain loan concentrations. The Securitization Facility bears interest at the commercial paper rate plus 1.35% and has a term of three years due July 2009, and contains a provision for the payment of an outstanding balance in full upon maturity. The Securitization Facility provides for the payment to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the Securitization Facility. The Company can use the proceeds of the Securitization Facility to fund loan origination activities and for general corporate purposes. At September 30, 2006 and December 31, 2005, the interest rate was 6.65% and 6.2%, respectively. The Securitization Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
loans, maturity dates of funded loans and maximum yields on funded loans. The Securitization Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Securitization Facility. In connection with the origination of the Securitization Facility, the Company incurred $1.3 million of fees which are being amortized over the term of the facility. As of September 30, 2006 and December 31, 2005, the Company had $57.9 million and $21.7 million, respectively of borrowings outstanding under the Securitization Facility. Interest expense for the nine months ended September 30, 2006 consisted of interest charges of $2.4 million, unused facility fees of $173,000 and amortization of debt issuance costs of $296,000. Interest expense the year ended December 31, 2005 consisted of interest charges of $3.1 million, unused facility fees of $158,000 and amortization of debt issuance costs of $277,000. Interest expense for the years ended December 31, 2004 and 2003 consisted of interest charges of $1.5 million and 201,000, respectively.
      On March 13, 2006, the Company, through its special purpose subsidiary, entered into a five year interest rate swap agreement at a fixed rate of 5.04%, plus a spread of 1.75%, on an initial notional amount of $20.0 million. The swap was put into place to hedge against changes in variable interest payments on a portion of the Company’s outstanding borrowings. The Company designated the swap as a hedge at the inception, and considered the swap to be a completely effective cash flow hedge under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities.” For the nine months ended September 30, 2006, net unrealized loss attributed to the swap was approximately $26,000.

Note 5.	Employee Benefit Plan
      The Company adopted a 401(k) plan (“Plan”) effective January 1, 2003. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum. Employees are eligible to participate in the Plan upon completion of one year of service. On an annual basis, the Company makes a contribution equal to 4% (1% of which is discretionary) to each eligible employee’s account, up to the Internal Revenue Service annual maximum. For the nine months ended September 30, 2006 and 2005, the Company recorded $40,000 and $21,000, respectively for the employer contributions to the Plan. For the years ended December 31, 2005, 2004 and 2003, the Company recorded $42,000, $19,000 and $13,000, respectively, for employer contributions to the Plan.

Note 6.	Common Stock Transactions
      On July 27, 2005, Wilton merged with and into the Company and the Company then effected a 9,081.7-for-1 stock split of its common stock. Prior to the consummation of the merger and stock split, Patriot Partners, L.P. owned 200 shares of common stock of the Company and Wilton Funding Holdings, LLC owned 223.7 equity interests in Wilton. Compass was deemed to be the beneficial owner of the shares of common stock and equity interests owned by Patriot Partners, L.P. and Wilton Funding Holdings, LLC, respectively. As a result of the stock split, the Company had 3,847,902 shares of common stock outstanding immediately prior to the completion of its initial public offering. All periods have been retroactively adjusted to reflect the merger and the stock split.
      On August 2, 2005, the Company closed its initial public offering of 7,190,477 shares of common stock and received gross proceeds of $100.7 million less underwriters’ commissions, discounts and fees of $8.6 million. In addition, on August 15, 2005, the underwriters exercised their option to purchase an additional 1,078,572 shares of common stock and the Company received gross proceeds of $15.1 million less underwriters’ commissions, discounts and fees of $1.1 million. Also, as part of the initial public offering, Compass sold 2,464,285 shares of common stock of the Company, which resulted in them beneficially owning 10.6% of the outstanding shares of common stock of the Company immediately after

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
the completion of such offering. In addition, during 2005, the Company established a dividend reinvestment plan, and issued 19,704 shares in connection with dividends paid as disclosed below.
      On September 7, 2005, the Board of Directors authorized a cash dividend of $0.16 per share, payable on October 31, 2005 to stockholders of record as of the close of business on September 30, 2005. Such cash dividend was paid on the total shares issued and outstanding on the record date.
      On November 8, 2005, the Board of Directors declared a cash dividend of $0.27 per share, payable on December 30, 2005 to stockholders of record as of the close of business on November 30, 2005. Such cash dividend was paid on the total shares issued and outstanding on the record date.
      On February 28, 2006, the Board of Directors declared a cash dividend of $0.29 per share, payable on April 11, 2006 to stockholders of record as of the class of business on March 21, 2006. Such cash dividend is payable on the total shares issued and outstanding on the record date. Also in connection with the Company’s dividend reinvestment plan 21,732 shares were issued in connection with dividends paid on April 11, 2006.
      On May 9, 2006, the Board of Directors declared a cash dividend of $0.29 per share, payable on July 17, 2006 to stockholders of record as of the close of business on June 2, 2006. Such cash dividend is payable on total shares issued and outstanding on the record date.
On June 14, 2006, the Company closed a secondary public offering of 3,600,000 shares of common stock and received gross proceeds of $39.1 million less underwriters’ commissions and discounts, and fees of $2.4 million. Also, as part of this secondary public offering, Compass sold 250,000 shares of common stock of the Company on July 5, 2006, which resulted in it beneficially owning 6.5% of the outstanding shares of common stock of the Company immediately upon the completion of such offering.
On August 7, 2006, the Board of Directors declared a cash dividend of $0.31 per share, payable on October 17, 2006 to stockholders of record as of the close of business September 15, 2006. Such cash dividend was payable on total shares issued and outstanding on the record date. Also, in connection with the Company’s dividend reinvestment plan, 35,225 shares were issued in connection with dividends paid on October 17, 2006.

Note 7.	Per Share Data
      The following table sets forth the computation of basic and diluted loss per common share for the nine months ended September 30, 2006 and 2005, and for the years ended December 31, 2005 and 2004. No effect was given to outstanding stock options (1,341,748 and 903,000 at December 31, 2005 and September 30, 2006, respectively) in the computation of diluted loss per share as the effect would be anti-dilutive.

	For the Nine Months Ended		For the Years Ended
	September 30,		December 31,

	2006	2005	2005	2004	2003

Net income (loss)	$11,066,186	$(4,218,504)	$(1,237,294)	$(269,206)	$(2,149,422)
Weighted average common shares outstanding, basic	13,582,320	5,613,915	7,253,632	3,847,902	3,847,902
Weighted average common shares outstanding, diluted	13,637,211	5,613,915	7,253,632	3,847,902	3,847,902
Earnings (loss) per common share, basic and diluted	$0.81	$(0.75)	$(0.17)	$(0.07)	$(0.56)

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)

Note 8.	Commitments and Contingencies
      The balance of unused commitments to extend credit was $25.4 million, $8.8 million and $19.0 million at September 30, 2006, December 31, 2005 and December 31, 2004, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as investment draws, revolving credit arrangements or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee by the counterparty. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.
      In connection with borrowings under the Securitization Facility, the Company’s special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. The Company has agreed to guarantee the payment of certain swap breakage costs that may be payable by the Company’s special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions. At December 31, 2005, the Company’s special purpose subsidiary had not entered into any interest rate agreements or other interest rate hedging transactions under the Securitization Facility. On March 13, 2006, the Company, through its special purpose subsidiary, entered into a five year interest rate swap agreement at a fixed rate of 5.04%, plus a spread of 1.75%, on a notional amount of $20.0 million (see Note 4. Borrowings).
      The Company leases its corporate offices and certain equipment under operating leases with terms expiring in 2011. Future minimum lease payments due under operating leases at September 30, 2006 are as follows: $57,000 — remainder of 2006, $231,000 — 2007, $237,000 — 2008, $241,000 — 2009, $247,000 — 2010, $21,000 — 2011. Rent expense was approximately $168,000 for the nine months ended September 30, 2006 and approximately $56,000 for the year ended December 31, 2005. At September 30, 2006, the Company had an outstanding letter of credit in the amount of $38,000 as security deposit for the lease of the Company’s corporate offices.

Note 9.	Concentrations of Credit Risk
      The Company’s customers are primarily small- to mid-sized companies in a variety of industries.
      At September 30, 2006, December 31, 2005 and December 31, 2004, the Company’s two largest investments (as a percentage of commitments) represented approximately 17%, 24% and 41%, respectively, of the total investment portfolio. Investment income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest. Revenue recognition in any given year can be highly concentrated among several customers. During the nine months ended September 30, 2006, the Company did not record investment income from any customer in excess of 10.0% of total investment income. During the year ended December 31, 2005, investment income from three customers accounted for 15.1%, 14.8%, and 13.4%; and for the year ended December 31, 2004, investment income from three customers accounted for 35.5%, 27.7%, and 14.0%; and for the year ended December 31, 2003, investment income from three customers accounted for 64.4%, 19.5%, and 14.4%.

Note 10.	Related Party Transactions
      On February 11, 2003, the Company entered into a $2.0 million revolving credit agreement and a $400,000 demand note agreement with Patriot Partners, L.P., an affiliate of Compass. At December 31, 2004, the Company owed $1.0 million to Patriot Partners, L.P., under the aforementioned agreements. The revolving credit agreement and the demand note had no stated maturity. On May 9, 2005, the Company repaid all outstanding borrowings under the demand note. On July 12, 2005, the Company repaid all outstanding borrowings under the revolving credit agreement.

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
      The Company paid consulting fees of approximately $555,000, $1.0 million and $917,000 for the years 2005, 2004 and 2003, respectively to Kilgore Consulting CPM LLC and Philan LLC, entities affiliated with Compass, until July 27, 2005, at which time such consulting agreements were terminated.

Note 11.	Income Taxes
      Because Wilton was a single member limited liability company, it was disregarded as a separate entity for federal, state and local income tax purposes. As a result, all items of income, expense, gain and loss were passed through and generally reportable on the tax returns of Wilton’s sole member. As a Subchapter C Corporation under the Internal Revenue Code, the Company accounted for its income taxes following the asset and liability method in accordance with SFAS No. 109. “Accounting for Income Taxes.” Under such method, deferred tax assets and liabilities are recognized for future tax consequences attributable to the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.
      At September 30, 2006 and December 31, 2005, the Company had a federal net operating loss carryforward (“NOL”) of approximately $70,000, expiring on December 31, 2021. The NOL may also have been available for state tax purposes, but in a lesser amount and for a shorter period of time. At September 30, 2006 and December 31, 2005, there were no deferred tax assets due to the Company’s election of RIC status.
      The Company has elected to be treated as a RIC under the Code. The Company’s tax year ends on July 31. As a result of this election, the Company’s policy is to comply with the requirements of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required. As a RIC, the Company generally will be unable to use its NOL carryforward to offset taxable income or gains, but should be able to use the carryforward to offset built-in asset gains currently existing and realized prior to July 31, 2014. For tax purposes, the cost basis of the portfolio investments at September 30, 2006 and December 31, 2005 was $217.5 million and $145.2 million, respectively.
      In accordance with Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, GAAP and tax basis differences relating to stockholder dividends and distributions and other permanent GAAP and tax differences are classified to paid-in capital. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.
      Distributable taxable income for the period January 1, 2006 through September 30, 2006 and for the period August 1, 2005 (commencement of RIC status) through December 31, 2005 is as follows:

	January 1, 2006	August 1, 2005
	to	to
	September 30, 2006	July 31, 2006

GAAP Net Investment Income	$10,901,000	$8,969,000
Tax timing differences of:
Origination fees, net	336,000	481,000
Stock compensation expense, bonus accruals, original issue discount and other	804,000	322,000

Tax Distributable Income	$12,041,000	$9,772,000

      The Company’s first tax year as a RIC ended on July 31, 2006, and the taxable distributable income was determined as of that date to determine the tax character of the distributions. Distributable taxable income differs from GAAP net investment income primarily due to: (1) origination fees received in

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)
connection with investments in portfolio companies are treated as taxable income upon receipt; (2) certain stock compensation and other bonus accruals are not currently deductible for tax purposes.
      The tax character of dividends paid for the period January 1, 2006 through September 30, 2006 and for the period August 1, 2005 (commencement of RIC status) through July 31, 2006 (close of first RIC tax year) is as follows:

	January 1, 2006	August 1, 2005
	to	to
	September 30, 2006	July 31, 2006

Distributions paid from:
Ordinary income	$5,617,000	$9,772,000
Long-term capital gains	—	—

Subtotal	5,617,000	9,772,000
Tax return of capital	1,429,000	2,485,000

Total distributions	$7,046,000	$12,257,000

      Distributions which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of capital stock in excess of par (i.e. return of capital). The taxability of the four distributions made in the period August 1, 2005 through July 31, 2006 was determined by the Company’s tax earnings and profits for its tax fiscal year ended July 31, 2006. As noted above, the Company determined that 79.7% of each distribution represented ordinary income and 20.3% represented return of capital.
      As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

September 30, 2006

Distributable ordinary income	$3,155,000
Other book/tax temporary differences	(3,949,000)
Unrealized appreciation	(405,000)
Accumulated capital and other losses	(3,271,000)
      The tax distributable income of $3,155,000 as of September 30, 2006 noted above was paid out as part of the October 17, 2006 cash distribution. The taxability of this distribution will be determined by the Company’s tax earnings and profits for its tax fiscal year ending July 31, 2007. As of September 30, 2006, the Company estimates that 100% of the October 17, 2006 distribution will be treated as ordinary income.

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)

Note 12.	Financial Highlights

	For the Nine Months Ended
	September 30,		For the Year Ended December 31,

	2006	2005	2005	2004	2003

	(unaudited)
Per Share Data:
Net asset value at beginning of period	$10.48	$7.10	$7.10	$6.38	$(.06)
Net investment income (loss)	.69	(.20)	.24	.16	(.56)
Net realized loss on investments	(.21)	—	—	—	—
Net change in unrealized depreciation on investments	.22	(.55)	(.41)	(.23)	—
Issuance of common stock	10.34	12.83	12.83	.79	7.00
Distributions from net investment income	(.69)	(.16)	(.14)	—	—
Distributions in excess of net investment income	(.07)	—	(.29)	—	—
Net change in unrealized gains on interest rate swap	—	—	—	—	—
Stock based compensation expense	.02	—	—	—	—
Dilutive effect of share issuance	(10.40)	(8.52)	(8.85)	—	—

Net asset value at end of period	$10.38	$10.50	$10.48	$7.10	$6.38

Total Net Asset Value Return(1)	13.9%	(8.3)%	3.7%	(1.1)%	n/a
Per share market value, beginning of period	$12.20	$14.00 (3)	$14.00
Per share market value, end of period	$13.32	$13.74	$12.20
Total Market Value Return(2)	15.4%	(0.7)%	(9.8)%
Shares outstanding at end of period	15,786,769	12,116,951	12,136,655	3,847,902	3,847,902

Ratios and Supplemental Data:
Net assets at end of period	$163,855,000	$127,222,000	$127,152,365	$27,311,918	$24,531,124
Average net assets	145,025,000	50,913,000	70,188,079	25,842,218	5,220,562
Ratio of operating expenses to average net assets	7.4%	26.3%	16.7%	16.5%	n/a
Ratio of net investment income (loss) to average net assets	10.0%	(3.0)%	2.5%	2.3%	n/a
Average borrowings outstanding	$48,114,000	$39,470,000	$30,876,522	$13,646,506	$1,653,972
Average amount of borrowings per share	$3.05	$3.26	$2.54	$3.55	$0.43

(1)	The total net asset value return reflects the change in net asset value of a share of stock plus dividends from beginning of year to end of year. On July 27, 2005, Wilton merged with and into the Company and the Company then effected a stock split. As a result, the Company’s financial statements reflect 3,847,902 shares issued and outstanding throughout all periods presented prior to August 2, 2005. On August 2, 2005, the Company closed its initial public offering of 7,190,477 shares of common stock and on August 15, 2005, the underwriters exercised their option to purchase an additional 1,078,572 shares of common stock. The Company made its first investment on November 21, 2003 and, accordingly, an investment return was not reflected for 2003, as the Company did not have substantive investment operations in 2003.

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)

(2)	The total market value return (not annualized) reflects the change in the ending market value per share plus dividends, divided by the beginning market value per share.

(3)	Share price as of August 2, 2005, the date the Company closed its initial public offering.

Note 13.	Selected Quarterly Data (Unaudited)
      The following table sets forth certain quarterly financial information for the three months ended September 30, 2006, the three months ended June 30, 2006, the three months ended March 31, 2006 and for each of the fiscal quarters during the years ending December 31, 2005 and 2004. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

				Year Ended December 31, 2005

	Quarter Ended			Quarter	Quarter	Quarter	Quarter
	September 30,	Quarter Ended	Quarter Ended	Ended	Ended	Ended	Ended
	2006	June 30, 2006	March 31, 2006	December 31	September 30	June 30	March 31

Total Investment Income	$6,879,633	$5,807,865	$6,223,288	$4,550,480	$3,733,675	$2,826,950	$2,338,237
Net Investment Income (Loss)	4,096,455	3,094,715	3,709,534	2,865,350	(1,886,469)	478,232	270,768
Net Realized and Unrealized Gains (Losses) on Investments and interest rate swap	(569,280)	1,489,896	(804,333)	115,860	(3,761,046)	(170,450)	850,461
Net Income (Loss)	3,527,175	4,584,611	2,905,201	2,981,210	(5,647,515)	307,782	1,121,229
Net Income (Loss) Per Share, Basic and Diluted	$0.22	$0.36	$0.24	$0.25	$(0.62)	$0.08	$0.29
Weighted Average Shares Outstanding, Basic	15,781,525	12,788,727	12,136,655	12,119,313	9,088,353	3,847,902	3,847,902
Weighted Average Shares Outstanding, Diluted	15,836,416	12,788,727	12,136,655	12,119,313	9,088,353	3,847,902	3,847,902

	Year Ended December 31, 2004

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31	September 30	June 30	March 31

Total Investment Income	$1,784,553	$1,197,839	$990,751	$885,392
Net Investment Income (Loss)	(59,621)	408,503	191,236	66,697
Net Unrealized Losses on Investments	(876,021)	—	—	—
Net Income (Loss)	(935,642)	408,503	191,236	66,697
Net Income (Loss) Per Share, Basic and Diluted	$(0.25)	$0.11	$0.05	$0.02
Weighted Average Shares Outstanding, Basic and Diluted	3,847,902	3,847,902	3,847,902	3,847,902

PATRIOT CAPITAL FUNDING, INC.
Notes to Consolidated Financial Statements — (Continued)

Note 14.	Subsequent Events (Unaudited)
      During October 2006, the Company funded a $3.0 million junior secured term loan investment in EmployBridge Holding Company, a provider of commercial temporary staffing services. Also in October 2006, the Company funded a $500,000 junior secured term loan investment in Stolle Machinery Company LLC, a provider of capital equipment used in the production of aluminum and steel beverage and food cans.
      On October 4, 2006, the Company received gross proceeds of $1.0 million in conjunction with the full repayment of a junior secured term loan to Bare Escentuals Beauty, Inc.
      On November 10, 2006, the Board of Directors declared a cash dividend of $0.31 per share, payable on January 17, 2007 to stockholders of record as of the close of business December 15, 2006. Such cash dividend is payable on total shares issued and outstanding on the record date.
      On November 10, 2006, the Company closed a $25.5 million “one-stop” financing, which was comprised of senior and subordinated debt as well as an equity co-investment, in support of the recapitalization of Caleel + Hayden LLC, a provider of proprietary, branded professional skincare and cosmetics products to physicians and spa communities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Stockholders of
     Patriot Capital Funding, Inc.
We have audited the accompanying consolidated balance sheets of Patriot Capital Funding, Inc. (the “Company”), including the consolidated schedules of investments, as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations, and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/ GRANT THORNTON LLP
New York, New York
February 13, 2006

18,071,924 Shares
Common Stock

Prospectus
                            , 2006

PART C
Other Information

Item 25.	Financial Statements And Exhibits
      (1) Financial Statements
      The following financial statements of Patriot Capital Funding, Inc. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

Page

Consolidated Financial Statements
Consolidated Balance Sheets — September 30, 2006 (unaudited) and December 31, 2005 and 2004	F-2
Consolidated Statements of Operations — Nine Months Ended September 30, 2006 and 2005 (unaudited) and for the Years Ended December 31, 2005, 2004 and 2003	F-3
Consolidated Statements of Cash Flows — Nine Months Ended September 30, 2006 and 2005 (unaudited) and for the Years Ended December 31, 2005, 2004 and 2003	F-4
Consolidated Statements of Stockholders’ Equity — Nine Months Ended September 30, 2006 (unaudited) and for the Years Ended December 31, 2005, 2004 and 2003	F-6
Consolidated Schedule of Investments at September 30, 2006 (unaudited), December 31, 2005 and 2004	F-7
Notes to Consolidated Financial Statements	F-15
Report of Independent Registered Public Accounting Firm	F-33
      (2) Exhibits

(a)(1)	Restated Certificate of Incorporation (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333- 124831)).
(a)(2)	Form of Certificate of Amendment to Restated Certificate of Incorporation (Incorporated by reference to Amendment No. 2 of the Company’s Registration Statement on Form N-2 filed on July 27, 2005 (Registration No. 333-124831)).

(b)	Restated Bylaws of the Registrant (Incorporated by reference to Form 10-Q for the quarterly period ended June 30, 2006 filed on August 10, 2006).

(c)	Not Applicable

(d)	Form of Stock Certificate (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333-124831)).

(e)	Dividend Reinvestment Plan (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333-124831)).

(f)	Not Applicable

(g)	Not Applicable

(h)	Form of Underwriting Agreement*

(i)(1)	Stock Option Plan (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333-124831)).

(i)(2)	Form of Stock Option Agreement for Officers (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333-124831)).

(j)(1)	Custodian Agreement with U.S. Bank National Association (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333-124831)).

(j)(2)	Custodian Agreement with Wells Fargo, National Association (contained in Exhibit(k)(9) Incorporated by reference to the Post-Effective Amendment of the Company’s Registration Statement on Form N-2 filed on August 1, 2005 (Registration No. 333-124831)).

(k)(1)	Employment Agreement between Registrant and Richard P. Buckanavage (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333-124831)).

(k)(2)	Employment Agreement between Registrant and Timothy W. Hassler (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333-124831)).

(k)(3)	Employment agreement between Registrant and William E. Alvarez, Jr. (Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on December 21, 2005).

(k)(4)	Employment agreement between Registrant and Clifford L. Wells (Incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on December 21, 2005).

(k)(5)	Employment agreement between Registrant and Matthew R. Colucci (Incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed on December 21, 2005).

(k)(6)	Amended and Restated Loan Funding and Servicing Agreement by and among the Registrant, Patriot Capital Funding LLC I, Fairway Finance Company, LLC, BMO Capital Markets Corp. and Wells Fargo Bank, National Association (Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on September 21, 2006).

(k)(7)	Purchase and Sale Agreement by and between the Registrant and Patriot Capital Funding LLC I (Incorporated by reference to the Post-Effective Amendment of the Company’s Registration Statement on Form N-2 filed on August 1, 2005 (Registration No. 333-124831)).

(k)(8)	Securities Account Control Agreement by and among the Registrant, Patriot Capital Funding LLC I, Harris Nesbitt Corp. and Wells Fargo Bank, National Association (Incorporated by reference to the Post-Effective Amendment of the Company’s Registration Statement on Form N-2 filed on August 1, 2005 (Registration No. 333-124831)).

(k)(9)	Intercreditor and Concentration Account Administration Agreement by and among the Registrant, U.S. Bank National Association and Wells Fargo, National Association (Incorporated by reference to the Post-Effective Amendment of the Company’s Registration Statement on Form N-2 filed on August 1, 2005 (Registration No. 333-124831)).

(l)	Opinion and consent of Sutherland Asbill & Brennan LLP*

(m)	Not Applicable

(n)(1)	Consent of Grant Thornton LLP, independent registered public accounting firm for Registrant*

(n)(2)	Report of Grant Thornton LLP regarding “Senior Securities” table contained herein**

(n)(3)	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit (1))*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable
(r)	Code of Ethics (Incorporated by reference to Amendment No. 1 of the Company’s Registration Statement on Form N-2 filed on July 13, 2005 (Registration No. 333-124831)).

*	Filed herewith.

**	Previously filed.

Item 26.	Marketing Arrangements
      The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement, if any, accompanying this prospectus.

Item 27.	Other Expenses Of Issuance And Distribution

SEC registration fee	$25,757
Nasdaq Global Select Market listing fee	$45,000
NASD filing fee	$24,572
Accounting fees and expenses	$75,000	(1)
Legal fees and expenses	$150,000	(1)
Printing and engraving	$200,000	(1)
Miscellaneous fees and expenses	$49,671	(1)

Total	$570,000

(1)	These amounts are estimates.

      All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled By Or Under Common Control
      The Registrant owns 100% of the outstanding equity interests of Patriot Capital Funding LLC I, a Delaware limited liability company.

Item 29.	Number Of Holders Of Securities
      The following table sets forth the number of record holders of the Registrant’s capital stock at December 7, 2006.

Number of
Title of Class	Record Holders

Common stock, $0.01 par value	17

Item 30.	Indemnification
      Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.
      Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.
      Subject to the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, our restated certificate of incorporation, provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our restated certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.
      The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s restated certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s restated certificate of incorporation.
      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
      The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.
      The Registrant may agree to indemnify any underwriters against specific liabilities, including liabilities under the Securities Act of 1933.

Item 31.	Business And Other Connections Of Investment Adviser
      Not applicable.

Item 32.	Location Of Accounts And Records
      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, 274 Riverside Avenue, Westport, CT 06880;

(2) the Transfer Agent; and

(3) the Custodian.

Item 33.	Management Services
      Not Applicable.

Item 34.	Undertakings
      We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement, or (ii) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(7) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(8) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(9) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westport, in the State of Connecticut, on the 14th day of December, 2006.

PATRIOT CAPITAL FUNDING, INC.

By:	/s/ Richard P. Buckanavage

Richard P. Buckanavage
President, Chief Executive Officer and Director
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 14, 2006.

Signature	Title

/s/ Richard P. Buckanavage Richard P. Buckanavage	President, Chief Executive Officer and Director (principal executive officer)

/s/ William E. Alvarez, Jr. William E. Alvarez, Jr.	Executive Vice President, Chief Financial Officer and Secretary (principal financial and accounting officer)

/s/ Timothy W. Hassler Timothy W. Hassler	Chief Operating Officer, Chief Compliance Officer and Director

* Steven Drogin	Director

* Mel P. Melsheimer	Chairman of the Board of Directors

* Dennis C. O’Dowd	Director

* Richard A. Sebastiao	Director

*	Signed by Richard P. Buckanavage on behalf of those identified pursuant to his designation as attorney-in-fact signed by each on October 6, 2006.

Exhibit Index

(h)	Form of Underwriting Agreement
(1)	Opinion and consent of Sutherland Asbill & Brennan LLP
(n)(1)	Consent of Grant Thornton LLP, independent registered public accounting firm for Registrant
(n)(3)	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit (1))